As filed with the Securities and Exchange Commission on January 9, 2007
Securities Act Registration No. 333-138660
Investment Company Registration No. 811-21465

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
☑ Registration Statement under the Securities Act of 1933:
☑ Pre-Effective Amendment No. 2
☐ Post-Effective Amendment No.
and/or
☑ Registration Statement under the Investment Company Act of 1940:
☑ Amendment No. 9

ING Clarion Global Real Estate Income Fund
(Exact name of Registrant as Specified In Declaration of Trust)
259 North Radnor-Chester Road, Second Floor
Radnor, Pennsylvania 19087
(Address of Principal Executive Offices)
(610) 995 2500
(Registrant’s Telephone Number, including Area Code)
T. Ritson Ferguson, President
ING Clarion Global Real Estate Income Fund
259 North Radnor-Chester Road, Second Floor
Radnor, Pennsylvania 19087
(Name and Address of Agent for Service)

Copies to:

Monica L. Parry	Sarah E. Cogan, Esq.
Morgan, Lewis & Bockius LLP	Simpson Thacher & Bartlett LLP
1111 Pennsylvania Avenue NW	425 Lexington Avenue
Washington, DC 20004	New York, New York 10017

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☐
It is proposed that this filing will become effective (check appropriate box)
☐ when declared effective pursuant to section 8(c)
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
	Amount Being	Offering Price	Aggregate Offering	Amount of
Title of Securities Being Registered	Registered	Per Unit	Price(1)	Registration Fee(2)
Preferred Shares $.001 par value	8,000	$25,000	$200,000,000	$21,400

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid.

ING CLARION GLOBAL REAL ESTATE INCOME FUND
CROSS REFERENCE SHEET
Part A — Prospectus

	Items in Form N-2	Location
Item 1.	Outside Front Cover	Cover page
Item 2.	Cover Pages; Other Offering Information	Cover page
Item 3.	Fee Table and Synopsis	Prospectus Summary
Item 4.	Financial Highlights	Financial Highlights
Item 5.	Plan of Distribution	Cover Page; Prospectus Summary; Underwriting
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds; The Trust’s Investments
Item 8.	General Description of the Registrant	The Trust; The Trust’s Investments; Risk Factors; Description of Preferred Shares; Certain Provisions in the Agreement and Declaration of Trust
Item 9.	Management	Management of the Trust; Custodian, Transfer Agent and Auction Agent
Item 10.	Capital Stock, Long-Term Debt and Other Securities	Description of Preferred Shares; Description of Common Shares; Certain Provisions in the Agreement and Declaration of Trust; Federal Income Tax Matters
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Not Applicable
Item 13.	Table of Contents of the Statement of Additional Information	Table of Contents for the Statement of Additional Information
Part B — Statement of Additional Information

Item 14.	Cover Page	Cover Page
Item 15.	Table of Contents	Cover Page
Item 16.	General Information and History	Not Applicable
Item 17.	Investment Objective and Policies	Investment Objectives and Policies; Investment Policies and Techniques; Portfolio Transactions and Brokerage; Other Investment Policies and Techniques
Item 18.	Management	Management of the Trust; Portfolio Transactions and Brokerage
Item 19.	Control Persons and Principal Holders of Securities	Management of the Trust
Item 20.	Investment Advisory and Other Services	Management of the Trust; Experts
Item 21	Portfolio Managers	Management of the Trust; Portfolio Managers
Item 22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
Item 23.	Tax Status	U.S. Federal Income Tax Matters
Item 24.	Financial Statements	Independent Auditors’ Report; Financial Highlights (unaudited)
Part C — Other Information
Items 25-33 have been answered in Part C of this Registration Statement

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 9, 2007
PROSPECTUS
$200,000,000
ING Clarion Global Real Estate
Income Fund
Auction Preferred Shares
4,000 Shares, Series TH
4,000 Shares, Series F
Liquidation Preference $25,000 Per Share

          The Trust. ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor.
      The Offering. The Trust is offering 4,000 shares of Series TH Preferred Shares (“Series TH”) and 4,000 shares of Series F Preferred Shares (“Series F”). Each such series shall be referred to in this prospectus as a “series of Preferred Shares” and shares of all such series shall be referred to collectively as the “Preferred Shares.” The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated but unpaid dividends.
      Investment Objectives. The Trust’s primary investment objective is high current income. The Trust’s secondary investment objective is capital appreciation.
      Portfolio Contents. Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global “Real Estate Equity Securities.” Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by global real estate companies, such as real estate investment trusts (“REITs”). The Trust, under normal market conditions, intends to invest a significant amount (at least 40%) of its assets in countries other than the United States. The Trust, under normal market conditions, will invest in Real Estate Equity Securities primarily in developed countries but may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Trust expects to have investments in at least three countries, including the United States.
      The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and are considered by the Trust’s investment advisor to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of non-investment grade quality, an investment in the Trust should be considered speculative. There can be no assurance that the Trust will achieve its investment objectives.

       Investing in Auction Preferred Shares involves certain risks. See “Risk Factors” beginning on page 28.
       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total

Public Offering Price		$25,000	$
Sales Load	$		$
Proceeds, before expenses, to the Trust(1)	$		$

(1)	Total expenses of issuance and distribution, excluding sales load, are estimated to be $ .
      The underwriters are offering the Preferred Shares subject to various conditions. The Preferred Shares will be ready for delivery, in book-entry form only, through the facilities of The Depository Trust Company on or about                     , 2007.

Citigroup
Merrill Lynch & Co.
UBS Investment Bank
                    , 2007

      The Trust’s Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
      The Preferred Shares have priority over the Trust’s common shares (the “Common Shares”) as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be offered with ratings of “Aaa” and “AAA” from Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), respectively.
      The dividend rate for the initial dividend rate period will be      % for Series TH and      % for Series F. The initial dividend rate period is from the date of issuance through                     , 2007 for Series TH and           , 2007 for Series F (the “Initial Rate Periods”). For subsequent rate periods (the “Subsequent Rate Periods”), Preferred Shares will pay dividends based on a rate set at auction, usually held every 7 days. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a “bid order”) or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.
      The Preferred Shares are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the Preferred Shares and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of the redemption, plus a premium in certain circumstances.
      The Preferred Shares will not be listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the Auction Agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this secondary market, and this market may not provide you with liquidity.
      Investors are advised to read this prospectus, which sets forth concisely the information about the Trust that a prospective investor ought to know before investing, and retain it for future reference. A statement of additional information dated                     , 2007 containing additional information regarding the Trust has been filed with the Securities and Exchange Commission (“SEC”) and is hereby incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 67 of this prospectus, by calling 1-800-433-8191 or by writing to the Trust. The Trust’s annual and semi-annual reports are also available on its website at www.ingclarion.com, which also provides a link to the SEC’s website, as described below, where the Trust’s statement of additional information can be obtained. You can review and copy documents the Trust has filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0213.

      You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone else provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus.

i

PROSPECTUS SUMMARY
      This is only a summary. This summary does not contain all of the information that you should consider before investing in the Preferred Shares. You should read the more detailed information contained elsewhere in this prospectus, the Statement of Additional Information and the Trust’s Amended and Restated Statement of Preferences of Auction Preferred Shares (the “Statement”) attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Trust	ING Clarion Global Real Estate Income Fund is a non-diversified, closed-end management investment company which commenced investment operations on February 18, 2004. Throughout the prospectus, we refer to ING Clarion Global Real Estate Income Fund simply as the “Trust” or as “we,” “us” or “our.” See “The Trust.” The Common Shares are traded on the American Stock Exchange under the symbol “IGR”. See “Description of Common Shares.” As of December 31, 2006, the Trust had 101,161,287 Common Shares and 28,400 Preferred Shares outstanding and net assets of $2,303,133,138.

The Offering	The Trust is offering 4,000 shares of Series TH Preferred Shares and 4,000 shares of Series F Preferred Shares, at a purchase price of $25,000 per share. Preferred Shares are being offered by the underwriters listed under “Underwriting.”

Investment Objectives	The Trust’s primary investment objective is high current income. The Trust’s secondary investment objective is capital appreciation. The Trust’s investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. There can be no assurance that the Trust’s investment objectives will be achieved. See “The Trust’s Investments.”

Investment Policies	The Trust has a policy of concentrating its investments in the real estate industry and not in any other industry. Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global “Real Estate Equity Securities.” Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by real estate companies, such as real estate investment trusts (“REITs”). The Trust, under normal market conditions, intends to invest a significant amount (at least 40%) of its assets in countries other than the United States. The Trust, under normal market conditions, will invest in Real Estate Equity Securities of companies domiciled primarily in developed countries. However, the Trust may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. The Trust, under normal market conditions, expects to have investments in at least three countries, including the United States.

The Trust will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from approximately $40 million to approximately $12 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Trust may invest.

The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and are considered by the Trust’s investment advisor to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of non-investment grade quality, an investment in the Trust should be considered speculative.

Investment grade securities are those that are rated within the four highest grades (i.e., Baa3 or BBB- or better) by Moody’s, Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies (“S&P”), or Fitch at the time of investment or are considered by the Trust’s investment advisor to be of comparable quality. The Trust may invest up to 15% of its total assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).

The Trust defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets invested in such real estate.

A common type of real estate company, a REIT, is a domestic corporation that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, REITs tend to pay relatively high dividends (as compared to other types of companies), and the Trust intends to use these REIT dividends in an effort to meet its primary objective of high current income.

Global real estate companies outside the U.S. include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

The Trust may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”).

The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in foreign Real Estate Equity Securities. Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.

The Trust will invest in Real Estate Equity Securities where dividend distributions are subject to withholding taxes as determined by United States tax treaties with respective individual foreign countries. Generally, the Trust will invest in Real Estate Equity Securities that are excluded from the reduced tax rates as determined by the Jobs and Growth Tax Relief Reconciliation Act of 2003. See “The Trust’s Investments.”

Investment Advisor	ING Clarion Real Estate Securities, L.P. (“ING Clarion RES” or the “Advisor”) is the Trust’s investment advisor.

As of September 30, 2006, ING Clarion RES had approximately $16.4 billion in assets under management. An affiliate, ING Clarion Partners, manages over $19.4 billion of private market real estate with nearly 600 employees operating from offices nationwide. Another affiliate, ING Clarion Capital LLC is a real estate fixed income manager with approximately $2.7 billion in assets under management. All three entities share a common real estate research platform and manage collectively over $38.5 billion in diverse real estate securities and real estate assets. ING Clarion RES, ING Clarion Partners and ING Clarion Capital LLC are subsidiaries of the ING Group, a global financial services organization based in The Netherlands and operating in countries with over 120,000 employees and $721.0 billion in assets under management as of September 30, 2006. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Group’s Real Estate Division (“ING Real Estate”) is the largest global real estate manager and investor with $97 billion in real estate assets under management as of September 30, 2006. ING Real Estate is a global organization with offices in The Netherlands, Belgium, France, the United Kingdom, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.

ING Clarion RES will receive an annual fee, payable monthly, in a maximum amount equal to 0.85% of the average weekly value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust (including any assets attributable to any Preferred Shares and debt that may be outstanding) minus the sum of accrued liabilities (other than Preferred Shares and debt representing financial leverage).

ING Clarion RES believes that investment in securities of global real estate companies historically has offered greater opportunity for high current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500 Index. ING Clarion RES also believes that investment in global real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with total return in addition to the return achieved via current income. In addition, ING Clarion RES believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Trust may provide the opportunity to add an alternative asset class to an investor’s overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions are generally very low. As a result, a blend of both U.S. real estate equity securities and non-U.S. real estate equity securities may enable the Trust to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a Trust only investing in U.S. real estate equity securities. There can be no assurance that the Trust will achieve its investment objectives.

Portfolio Managers	The Trust’s portfolio is managed by a team including T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith. Their biographies, including professional experience and education is included herein under “Management of the Trust — Portfolio Managers.”

Use of Leverage	On May 11, 2004, the Trust issued six series of preferred shares, liquidation preference $25,000 per share ($710,000,000 in the aggregate). The Trust currently has outstanding Series A, Series B, Series C, Series D, Series T and Series W preferred shares. Each Series of outstanding preferred shares is rated “Aaa” by Moody’s and “AAA” by Fitch. As of December 31, 2006, the aggregate liquidation preference of the outstanding Preferred Shares represented 21.13% of the Trust’s net assets including assets attributable to leverage.

The Trust uses leverage for investment purposes such as through the outstanding preferred shares. In addition to issuing Preferred Shares, the Trust may borrow money, including borrowing through the issuance of commercial paper or notes. Throughout the prospectus, borrowing money and issuing debt securities may be collectively referred to as “borrowings.” Such borrowings will have seniority over Preferred Shares, and payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of any borrowings or other outstanding indebtedness. Although the Trust is authorized to use leverage in an amount up to 50% of its capital, the Trust does not intend to use leverage that will exceed approximately 35% of the Trust’s capital immediately after the issuance of the Preferred Shares. As of December 31, 2006, using the Trust’s net asset value on such date, the Preferred Shares would have represented 21.13% of the Trust’s Managed Assets, which percentage may increase or decrease based on market movements (31.47% including borrowings under the Trust’s line of credit agreement). The Trust currently anticipates that the additional leverage through the issuance of Preferred Shares offered hereby will result in the Trust’s total leverage representing approximately 25.57% of its net assets including assets attributable to the existing leverage and the proceeds of such additional leverage. As of December 31, 2006, the Trust had outstanding indebtedness in the amount of $347,519,500 pursuant to a master promissory note (the “Note”) with The Bank of New York (“BNY”). Advances evidenced by the Note are payable by the Trust on demand. The Trust anticipates that the indebtedness represented by the Note will be partially retired with the proceeds of this offering.

See “Borrowings and Use of Leverage.”

Interest Rate Transactions	In connection with the Trust’s anticipated use of leverage through the sale of Preferred Shares or borrowings, the Trust may enter into interest rate swaps or options. The Trust would use interest rate swaps or options only with the intent to reduce or eliminate the risk that an increase in interest rates could have on Common Share net earnings as a result of the Trust’s leverage. The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including counterparty risk and early termination risk. See “Borrowings and Use of Leverage” and “Interest Rate Transactions” for additional information.

Risk Factors	Risk is inherent in all investing. Therefore, before investing in the Preferred Shares you should consider certain risks carefully.

Risks of Investing in Preferred Shares:

• if you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Trust has designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of an auction only to or through a broker-dealer that has entered into an agreement with the Auction Agent and the Trust or other person as the Trust permits;

• if an auction fails, you may not be able to sell some or all of your Preferred Shares;

• because of the nature of the market for Preferred Shares, you may receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;

• as inflation occurs, the real value of the Preferred Shares and distributions declines;

• a rating agency could suspend, withdraw or downgrade the rating assigned to the Preferred Shares, which could affect liquidity;

• the Trust may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares in certain circumstances;

• in certain circumstances, the Trust may not earn sufficient income from its investments to pay dividends on the Preferred Shares;

• if interest rates rise, the value of the Trust’s investment portfolio will likely decline, reducing the asset coverage for the Preferred Shares;

• a material decline in the Trust’s net asset value may impair the Trust’s ability to maintain required levels of asset coverage;

• the Preferred Shares will be junior to any borrowings of the Trust;

• any borrowing may constitute a substantial lien and burden on the Preferred Shares by reason of its prior claim against the income of the Trust and against the net assets of the Trust in liquidation;

• if the Trust leverages through borrowing, the Trust may not be permitted to declare dividends or other distributions with respect to the Preferred Shares or purchase Preferred Shares unless at the time thereof the Trust meets certain asset coverage requirements and the payments of principal and interest on any such borrowing are not in default.

Additional Risks of an investment in the Trust include:

General Real Estate Risks. Because the Trust concentrates its assets in the global real estate industry, your investment in the Trust will be closely linked to the performance of the global real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares may drop because of falling property values, increased interest rates, poor management of the company or other factors. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

There are also special risks associated with particular sectors of real estate investments:

• Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

• Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

• Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

• Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

• Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

• Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

• Self-Storage Properties. The value and successful operation of a self- storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the riskiness of real estate investments:

• Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

• Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely affect the Trust’s investment performance.

• Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

• Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Trust could be reduced.

• Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

• REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company.

Stock Market Risks. A portion of your investment in the Trust represents an indirect investment in equity securities owned by the Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably.

Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

Issuer Risk. The value of securities held by the Trust may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend.

Foreign Securities Risks. Although it is not the Trust’s current intent, the Trust may invest up to 100% of its total assets in real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units (“Foreign Securities”). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are more volatile than other domestic securities. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Foreign Securities. The Trust may hold any Foreign Securities of issuers in so-called “emerging markets” which may entail additional risks. See “Risks — Emerging Market Risks.”

Foreign Currency Risk. Although the Trust will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Trust invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the

U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Emerging Markets Risks. The Trust may invest in Real Estate Equity Securities of issuers located or doing substantial business in “emerging markets.” Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Small-Cap and Mid-Cap Companies Risk. The Trust may invest in companies whose market capitalization is considered small as well as mid-cap companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Trust could have greater difficulty selling such securities at the time and price that the Trust would like.

Preferred Securities. The Trust may invest in preferred securities, which entail special risks, including:

• Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

• Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

• Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified period of time at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

• Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Trust.

• New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Trust’s investment objectives and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Illiquid Securities. The Trust does not presently intend to invest in illiquid securities; however the Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the Trust will not be able to sell the securities at the time desired or at prices approximating the value at which the Trust is carrying the securities on its books.

Lower-Rated Securities. The Trust will not invest more than 20% of its total assets in non-investment grade securities (“junk bonds”) and preferred securities rated below investment grade or unrated and considered by the Advisor to be of comparable quality.

The values of lower-rated securities often reflect individual corporate developments and have a higher sensitivity to economic changes than do higher rated securities. Issuers of lower-rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower-rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower-rated securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower-rated securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

Convertible Securities. The Trust may also invest in convertible securities of real estate companies. The market value of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities may vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust’s investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust’s portfolio will decline in value due to rising interest rates. The Trust’s use of leverage may magnify interest rate risk.

Strategic Transactions. For general portfolio management purposes, the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate swaps and options and foreign currency transactions. These strategic transactions will be entered into to seek to manage the risks of the Trust’s portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

Deflation Risk. Deflation risk is the risk that the Trust’s dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Trust.

Non-Diversification. The Trust has registered as a “non-diversified” investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Investment Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war (including the aftermath of the war in Iraq and the continuing occupation of Iraq) and other geopolitical events, earthquakes, storms and other disasters. The Trust cannot predict the effects of similar events in the future on the markets or economy of the U.S. or other countries. Disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors affecting the Trust.

For additional risks of investing in the Trust, see “Risk Factors.”

Trading Market	The Preferred Shares will not be listed on an exchange. Instead, you may buy or sell the Preferred Shares at an auction that will normally be held every 7 days by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Trust (a “Broker- Dealer”), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may, but are not required to, maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will be created, or if created, that it will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for each series of Preferred Shares and the day on which each subsequent auction will usually be held for each series of Preferred Shares. The first auction date for each series of Preferred Shares will be the business day before the dividend payment date for the Initial Rate Period for each series of Preferred Shares. The start date for Subsequent Rate Periods will normally be the business day following the auction dates unless the then-current Rate Period is a Special Rate Period or the first day of the Subsequent Rate Period is not a business day.

Series	First Auction Date	Subsequent Auction Day

TH	, 2007	Thursday
F	, 2007	Friday

Dividends	The table below shows the dividend rate for the Initial Rate Period on each series of Preferred Shares offered in this prospectus. For Subsequent Rate Periods, each series of Preferred Shares will pay dividends based on rates set at auctions, normally held every 7 days, subject to a Maximum Rate and a Minimum Rate. In most instances, dividends are also paid every 7 days, on the first business day following the end of the Rate Period. The rate set at auction will not exceed the maximum Applicable Rate. See “Description of Preferred Shares — Dividends and Rate Periods.”

In addition, the table below also shows the date from which dividends on each series of Preferred Shares will accumulate at the initial rate, the dividend payment date for the Initial Rate Period of each series of Preferred Shares and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

Finally, the table below shows the number of days of the Initial Rate Period for each series of Preferred Shares. Subsequent Rate Periods generally will be 7 days. The dividend payment date for Special Rate Periods of more or less than 7 days will be set out in the notice designating a Special Rate Period. See “Description of Preferred Shares — Dividends and Rate Periods — Designation of Special Rate Periods.”

Dividend
		Date of	Payment		Number of
	Initial	Accumulation	Date for	Subsequent	Days of
	Dividend	at Initial	Initial Rate	Dividend	Initial Rate
	Rate	Rate*	Period*	Payment Day	Period

Series TH	%
Series F	%

__________
* All dates are 2007

Ratings	It is a condition of the underwriters’ obligation to purchase the Preferred Shares that the Preferred Shares are issued with a rating of “AAA” from Fitch and “Aaa” from Moody’s. In order to maintain these ratings, the Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies’ guidelines. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The ratings described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Fitch and Moody’s by the Trust and Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn in the rating agencies’ discretion as a result of changes in, or the unavailability of, such information. See “Description of Preferred Shares — Rating Agency Guidelines and Asset Coverage.”

Redemption	The Trust may be required to redeem the Preferred Shares if, for example, the Trust does not meet an asset coverage ratio required by law or does not correct a failure to meet a rating agency guideline in a timely manner or satisfy other covenants with respect to the Preferred Shares. The Trust voluntarily may redeem Preferred Shares on any dividend payment date under certain conditions. See “Description of Preferred Shares — Redemption” and “Description of Preferred Shares — Rating Agency Guidelines and Asset Coverage.”

Liquidation Preference	The liquidation preference for the Preferred Shares will be $25,000 per share plus any accumulated but unpaid dividends. See “Description of Preferred Shares — Liquidation.”

Voting Rights	Except as otherwise indicated, holders of Preferred Shares have one vote per share. The holders of preferred shares, including Preferred Shares, voting as a separate class, have the right to elect at least two trustees of the Trust at all times. Such holders also have the right to elect a majority of the trustees in the event that two years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of Common Shares and preferred shares of the Trust, including Preferred Shares, voting together as a single class. The holders of preferred shares of the Trust, including Preferred Shares, will vote as a separate class or classes on certain other matters as required under the Trust’s Amended and Restated Agreement and Declaration of Trust, the Investment Company Act and Delaware law and will not vote on matters that do not affect the Preferred Shares. See “Description of Preferred Shares — Voting Rights” and “Certain Provisions in the Agreement and Declaration of Trust.”

Restrictions on Dividends, Redemption and Other Payments	If the Trust issues any senior securities (as defined in the Investment Company Act) representing indebtedness under the Investment Company Act, the Trust would not be permitted to declare any dividend on Preferred Shares unless, after giving effect to such dividend, asset coverage with respect to such senior securities representing indebtedness, if any, is at least 200%. In addition, the Trust would not be permitted to declare any other distribution on or purchase or redeem Preferred Shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to such senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or redemptions or purchases of Preferred Shares would also be prohibited at any time that an event of default under any such senior securities has occurred and is continuing.

See “Description of Preferred Shares — Restrictions on Dividend, Redemption and Other Payments.”

Asset Maintenance	Under the Trust’s Statement, which establishes and fixes the rights and preferences of the shares of each series of Preferred Shares, the Trust must maintain sufficient assets to satisfy:

• asset coverage of the Preferred Shares, as required by the rating agency or agencies rating the Preferred Shares, and

• asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares.

In the event that the Trust does not maintain sufficient assets to satisfy these coverage tests or cure any deficiency, some or all of the Preferred Shares will be subject to mandatory redemption. See “Description of Preferred Shares — Redemption.”

Based on the composition of the Trust’s portfolio as of December 31, 2006, including the currently outstanding preferred shares ($710,000,000), the asset coverage of the Preferred Shares measured pursuant to the Investment Company Act would be approximately 353% if the Trust were to issue all of the Preferred Shares offered in this Prospectus, after the deduction of sales loads and estimated offering expenses of $2,282,400, representing 0.099% of the Trust’s total net assets applicable to Common Shares, and partially retire outstanding short-term borrowings with the proceeds of the offering.

Federal Income Taxes	Distributions with respect to the Preferred Shares will generally be subject to U.S. federal income taxation. The Internal Revenue Service (“IRS”) currently requires that a regulated investment company which has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Trust intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and the Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See “Federal Income Tax Matters.”

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar	BNY serves as custodian of the Trust’s securities and cash. BNY also serves as auction agent with respect to the Preferred Shares, and transfer agent, dividend paying agent and registrar for the Trust’s Common Shares and Preferred Shares.

FINANCIAL HIGHLIGHTS
      Information contained in the table below shows the audited operating performance of the Trust for the periods ending December 31, 2004 and December 31, 2005 and the unaudited operating performance of the Trust for the six months ended June 30, 2006. The information in this table is derived from the Trust’s financial statements audited by Ernst & Young LLP, whose report is contained in the Statement of Additional Information and is available from the Trust.

				For the Period
	For the Six		For the	February 18,
Per share operating performance	Months Ended		Year Ended	2004(1) through
for a Common Share outstanding	June 30,		December 31,	December 31,
throughout the period	2006		2005	2004

	(Unaudited)
Net asset value, beginning of period	$17.23		$17.46	$14.33	(2)

Income from investment operations
Net investment income(3)	0.61		1.09	0.84
Net realized and unrealized gain on investments, swap contracts and foreign currency transactions	2.45		0.46	3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.16)		(0.23)	(0.08)

Total from investment operations	2.90		1.32	3.88

Dividends and Distributions on Common Shares
Net investment income	(0.69)		(1.38)	(0.75)
Capital gains	—		(0.17)	—

Total dividends and distributions to Common Shareholders	(0.69)		(1.55)	(0.75)

Net asset value, end of period	$19.44		$17.23	$17.46

Market value, end of period	$17.87		$16.30	$15.21

Total investment return(5)
Net asset value	16.95%		8.13%	28.20	%(4)
Market value	13.89%		18.32%	7.16	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,966,391		$1,742,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.48	%(6)	1.34%	1.17	%(6)
Net expenses, before fee waiver+	1.84	%(6)	1.71%	1.53	%(6)
Net investment income, after preferred share dividends	4.80	%(6)	5.11%	6.20	%(6)
Preferred share dividends	1.74	%(6)	1.39%	0.66	%(6)
Net investment income, before preferred share dividends+	6.54	%(6)	6.50%	6.86	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	1.02	%(6)	0.91%	0.82	%(6)
Net expenses, before fee waiver+	1.27	%(6)	1.16%	1.07	%(6)
Net investment income, after preferred share dividends	3.32	%(6)	3.45%	4.35	%(6)
Preferred share dividends	1.20	%(6)	0.94%	0.46	%(6)
Net investment income, before preferred share dividends+	4.52	%(6)	4.39%	4.81	%(6)
Portfolio turnover rate	6.74%		21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$710,000		$710,000	$710,000
Net asset coverage per share of preferred shares	$94,239		$86,368	$87,176

(1)	Commencement of operations.
(2)	Net asset value at February 18, 2004.
(3)	Based on average shares outstanding.
(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering).
(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan.
(6)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.
See notes to financial statements attached to the Statement of Additional Information.

THE TRUST
      The Trust is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on November 6, 2003 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware, as later amended and restated. On February 27, 2004, the Trust issued an aggregate of 90,000,000 Common Shares of beneficial interest, par value $.001 per share, pursuant to an initial public offering and commenced its investment operations. On March 12, 2004, the Trust issued an additional 6,000,000 Common Shares in connection with a partial exercise by the underwriters of their over-allotment option. On April 8, 2004, the Trust issued 5,000,000 Common Shares in connection with a partial exercise by the underwriters of their over-allotment option. On May 11, 2004, the Trust issued 28,400 Preferred Shares, par value $.001 per share. The Trust’s Common Shares are traded on the American Stock Exchange under the symbol “IGR”. The Trust’s principal office is located at 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania 19087 and its telephone number is (610) 995-2500.
      The following provides information about the Trust’s outstanding shares as of December 31, 2006:

		Amount Held by
	Amount	the Trust or
Title of Class	Authorized	for its Account	Amount Outstanding

Common Shares	Unlimited	0	$101,161,286.803
Preferred Shares	Unlimited	0	$710,000,000
Series A	4,000	0	$100,000,000
Series B	4,000	0	$100,000,000
Series C	4,000	0	$100,000,000
Series D	4,000	0	$100,000,000
Series T	6,200	0	$155,000,000
Series W	6,200	0	$155,000,000
      The following sets forth cumulative information about the Trust’s outstanding preferred shares as of the dates indicated below:

	Total		Average Fair
	Liquidation	Asset Coverage	Value per
Fiscal Year Ended	Preference	per Share	Share*

December 31, 2005	710,000,000	$86,368	$25,000
December 31, 2004	710,000,000	$87,176	$25,000

*	Fair value approximates the liquidation preference because dividend rates payable on the preferred shares are determined at auctions and fluctuate with changes in current market interest rates.
USE OF PROCEEDS
      The net proceeds of this offering will be approximately $197,717,600 after payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering to partially repay outstanding borrowings in the amount of $347,519,500. The Trust’s current outstanding borrowings have an interest rate of the federal funds rate plus 0.50%, currently 5.67%, and, as a line of credit, the outstanding borrowings do not have a maturity date.

CAPITALIZATION
(Unaudited)
      The following table sets forth the capitalization of the Trust as of December 31, 2006 and as adjusted to give effect to the issuance of the Preferred Shares (including estimated offering expenses and sales load of $2,282,400) offered hereby.

	Actual(1)	As Adjusted

Preferred Shares
Preferred Shares, $.001 par value, $25,000 stated value per share, at liquidation value; unlimited shares authorized (28,400 shares issued; 36,400 shares issued, as adjusted respectively)(2)	$710,000,000	$910,000,000
Common Shareholders’ Equity(1):
Common Shares, $.001 par value per share; unlimited shares authorized, 101,161,287 shares outstanding(2)	101,161	101,161
Paid-in surplus(3)	$1,439,286,634	$1,437,004,234
Distributions in excess of net investment income	$(224,279,429)	$(224,279,429)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	$12,765,993	$12,765,993
Net unrealized appreciation on investments, swap controls and foreign currency denominated assets and liabilities	$1,075,258,779	$1,075,258,779

Net assets attributable to Common Shares	$2,303,133,138	$2,300,850,738

Managed Assets(4)	$3,360,652,638	$3,558,370,238

(1)	The capitalization table does not reflect short-term borrowings by the Trust. See “Borrowings and Use of Leverage.”

(2)	None of these outstanding shares are held by or for the account of the Trust.

(3)	As adjusted paid-in surplus reflects the reduction for the sales load and estimated offering costs of the issuance of the Preferred Shares ($2,282,400).

(4)	Includes borrowings of $347,519,500 under the Trust’s line of credit agreement.
PORTFOLIO COMPOSITION
      As of December 31, 2006, approximately 100% of the market value of the Trust’s portfolio was invested in global Real Estate Equity Securities, of which approximately 11% of the market value of the Trust’s portfolio was invested in preferred securities.
THE TRUST’S INVESTMENTS
      The following section describes the Trust’s investment objectives, significant investment policies and investment techniques. More complete information describing the Trust’s significant investment policies and techniques, including the Trust’s fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.
Investment Objectives and Policies
      The Trust’s primary investment objective is high current income and its secondary investment objective is capital appreciation. The Trust has a policy of concentrating its investments in the real estate industry. The Trust’s investment objectives and its policy of concentrating its investments in the real estate industry are fundamental and may not be changed without shareholder approval. Unless otherwise indicated, the Trust’s other investment policies are not fundamental and may be changed by the Board of

Trustees without shareholder approval, although it has no current intention of doing so. There can be no assurance that the Trust’s investment objectives will be achieved.
      Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global “Real Estate Equity Securities.” Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by global real estate companies, such as real estate investment trusts (“REITs”). The Trust, under normal market conditions, will invest in Real Estate Equity Securities of companies domiciled primarily in developed countries but may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Trust expects to have investments in at least three countries, including the United States.
      The Trust will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from approximately $40 million to approximately $12 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Trust may invest.
      The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and considered by the Trust’s investment advisor to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of non-investment grade credit quality, an investment in the Trust should be considered speculative. Investment grade securities are those that are rated within the four highest grades (i.e., Baa3 or BBB- or better) by Moody’s, S&P, or Fitch at the time of investment or are considered by the Advisor to be of comparable quality.
      The Trust may engage in foreign currency transactions and other strategic transactions in connection with the Trust’s investment in Foreign Securities. See “Strategic Transactions” below for more information. Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions, short sales and making forward commitments.
      The Trust has a non-fundamental policy of investing at least 80% of its total assets in Real Estate Equity Securities. If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Equity Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder.
Approach to Selecting Securities
      The Advisor uses a disciplined two-step process for constructing the Trust’s portfolio. First, the Advisor selects sectors and geographic regions in which to invest, and determines the degree of representation in the Trust’s portfolio of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Advisor uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors, including: (i) value and properties; (ii) capital structure; and (iii) management and strategy. The Advisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

Portfolio Composition
      The Trust’s portfolio will be composed principally of the investments described below. A more detailed description of the Trust’s investment policies and restrictions and more detailed information about the Trust’s portfolio investments are contained in the Statement of Additional Information.
      Real Estate Companies. Under normal market conditions, the Trust will invest substantially all but not less than 80% of its total assets in income producing common stocks, preferred securities, warrants and convertible securities issued by global real estate companies. For purposes of the Trust’s investment policies, the Trust considers a real estate company to be a company that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

•	has at least 50% of its assets invested in such real estate.
      Real Estate Investment Trusts (REITs). The Trust will invest in REITs. A REIT is a real estate company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay higher dividends relative to other types of companies, and the Trust intends to use these REIT dividends in an effort to meet its primary objective of high current income.
      REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.
      Non-U.S. Real Estate Companies. The Trust will invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.
      Depositary Receipts. The Trust may also invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.
      Preferred Securities. The Trust may invest in preferred securities issued by real estate companies. Preferred securities pay fixed or floating rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred securities before paying any dividends on its common stock. Preferred security holders usually have no right to vote for corporate directors or on other matters.
      Convertible Debt of Real Estate Companies. The Trust may invest in convertible debt of real estate companies. The investment return of convertible corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a convertible corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a convertible corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations with respect to interest or principal payments at the time called for by an instrument.
      Foreign Securities. The Trust may invest up to 100% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. The Trust may hold any Foreign Securities of emerging market issuers which may entail additional risks. See “Risks — Emerging Market Risks” below. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
      Because evidence of ownership of such securities usually is held outside the United States, the Trust will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
      Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
      Lower-Rated Securities. The Trust will not invest more than 20% of its total assets in preferred securities of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/ BBB- or better) by Moody’s, S&P or Fitch, or unrated securities determined by the Advisor to be of comparable credit quality. The Trust may only invest in high yield securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody’s, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisor to be of comparable quality. The Trust will not invest in securities that are in default as to payment of principal or interest at the time of purchase.
      See “Risks — Risks of Investment in Lower-Rated Securities” for a discussion of the risks of below investment grade securities. For a description of security ratings, see Appendix B of the Statement of Additional Information.
      Strategic Transactions. The Trust may, but is not required to, use various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use these kinds of transactions to further the Trust’s investment objectives, no assurance can be given that they will achieve this result.
      The Trust may enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. Collectively, all of the above are referred to as “Strategic Transactions.” The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, or protect against changes in currency exchange rates.
      Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.
      A more complete discussion of Strategic Transactions and their risks is contained in the Trust’s Statement of Additional Information.
      Illiquid Securities. The Trust does not presently intend to invest in illiquid securities; however the Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are not readily marketable (i.e., within seven days) and include, but are not limited to, restricted securities (securities the disposition of which are restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act, but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.
      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Trust might obtain a less favorable price than that which prevailed when it decided to sell. For purposes of determining the Trust’s net asset value, illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.
      Temporary Defensive Position. Upon the Advisor’s recommendation, during periods of unusual adverse market condition and in order to keep the Trust’s cash fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Trust may not pursue or achieve its investment objectives.
      Portfolio Turnover. The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust’s investment objectives. Although the Trust cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income. See “Federal Income Tax Matters.”
BORROWINGS AND USE OF LEVERAGE
      The Trust currently has outstanding Series A, Series B, Series C, Series D, Series T and Series W preferred shares. Each Series of outstanding preferred shares is rated “Aaa” by Moody’s and “AAA” by Fitch, with an aggregate liquidation preference representing 21.13% of the Trust’s net assets including assets attributable to leverage as of December 31, 2006. The Trust is authorized to issue other preferred shares, in addition to the Series A, Series B, Series C, Series D, Series T and Series W preferred shares and the Preferred Shares or borrow to increase its assets available for investment. Before issuing such additional preferred shares or borrowing or to increase its assets available for investment, the Trust must have received confirmation from Moody’s and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency’s then-current rating on the Preferred Shares. The Trust currently anticipates that such preferred shares, including the Series A, Series B, Series C, Series D,

Series T and Series W preferred shares, the Preferred Shares, and any other borrowings will not exceed approximately 35% of the Trust’s total assets. As of December 31, 2006, using the Trust’s net asset value on such date, the Preferred Shares would have represented 21.13% of the Trust’s Managed Assets, which percentage may increase or decrease based on market movements (31.47% including borrowings under the Trust’s line of credit agreement). The Trust may borrow in an amount up to 33 1/3% of its capital from banks and other financial institutions. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Trust’s holdings. When the Trust leverages its assets, the fees paid to the Advisor for investment advisory services will be higher than if the Trust had not borrowed because the Advisor’s fees are calculated based on the Trust’s Managed Assets (as defined below), which include the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Trust and the Advisor may have differing interests in determining whether to leverage the Trust’s assets.
      The Trust’s use of leverage is premised upon the expectation that the Trust’s preferred share dividends or borrowing cost will be lower than the return the Trust achieves on its investments of the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Trust’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Trust (including the assets obtained from leverage) are expected to be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of Common Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise or the Trust otherwise incurs losses on its investments, the Trust’s net asset value attributable to its Common Shares will reflect the decline in the value of portfolio holdings resulting therefrom. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust’s return to the Trust’s common shareholders (“Common Shareholders”) will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Trust incurs capital losses, the return of the Trust to its common shareholders will be less than if leverage had not been used.
      The Advisor may determine to maintain the Trust’s leveraged position if it expects that the long-term benefits to the Trust’s common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares, including the Preferred Shares, or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Trust also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for preferred shares or short-term debt instruments issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Trust may also be required to pledge its assets to lenders in connection with certain types of borrowing. The Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Trust’s portfolio in accordance with the Trust’s investment objective and policies. Due to these covenants or restrictions, the Trust may be forced to liquidate investments at times and at prices that are not favorable to the Trust, or the Trust may be forced to forgo investments that the Advisor otherwise views as favorable.
      Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust’s portfolio is at least 200% of the liquidation value of the Trust’s outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Trust’s total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Trust’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares of the Trust are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any of its preferred shares of at least 200%. Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless immediately after such borrowing the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Trust’s total assets). Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.
      As of December 31, 2006, the Trust had outstanding indebtedness in the amount of $347,519,500 pursuant to the Note. Advances evidenced by the Note are payable by the Trust on demand. Pursuant to the terms of the Note, the Trust has agreed to pay interest on the unpaid principal balance of each advance evidenced thereby from the date such advance is made at a rate per annum equal to the federal funds rate plus 0.50%, but not to exceed the maximum rate permitted by law. If any payment which is to be made under the Note is not paid when due, the Trust agrees to pay interest on such payment, payable on demand, at a rate per annum equal to the rate specified in the preceding sentence plus 2%, but not to exceed the maximum rate permitted by law. Interest on the Note is computed on the basis of a 360 day year for the actual number of days elapsed and shall be payable on the last day of each month and at maturity of each advance evidenced by this note (whether by acceleration or otherwise). The Trust anticipates that the indebtedness represented by the Note will be retired by the proceeds resulting from this offering.
      The extent to which the Trust employs leverage in addition to the Preferred Shares will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.
INTEREST RATE TRANSACTIONS
      In connection with the Trust’s use of leverage through its sale of Preferred Shares or borrowings, the Trust may enter into interest rate swap or option transactions.
      Interest rate swaps involve the Trust’s agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust’s variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Trust’s payment obligations under the swaps are generally unsecured obligations of the Trust and are ranked senior to distributions under the Common Shares and the Preferred Shares. The Trust may use an interest rate option, which would require it to pay a premium to the option counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. Buying interest rate options could also decrease the net earnings of the Common Shares if the premium paid by the Trust to the counterparty exceeds the additional cost of the leverage that the Trust would have been required to pay had it not entered into the option agreement. The Trust has no current intention of entering into such swaps or options in an aggregate notional amount that exceeds the outstanding amount of the Trust’s leverage. The Trust will monitor any such swap with a view to ensuring that the Trust remains in compliance with all applicable regulatory policy and tax requirements.
      The Trust will usually enter into swaps or options on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to maintain in a separate account with its custodian cash or liquid securities having a value at least equal to the Trust’s net payment obligations under any swap transaction, marked to market daily.
      The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates, the Trust’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or option could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Trust’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings.
      Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust’s leverage.
      Interest rate swaps and options do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps or options is limited to the net amount of interest payments that the Trust is contractually obligated to make. If a counterparty were to default, the Trust would not be able to use the anticipated net receipts under the swap to offset the dividend payments on its Preferred Shares or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or option, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively affect the performance of the Common Shares.
      Although this will not guarantee that the counterparty does no default, the Trust will not enter into an interest rate swap or option transaction with any counterparty that the Advisor believes does not have the financial resources to honor its obligation under the interest rate swap or option transaction. Further, the Advisor will continually monitor the financial stability of any counterparty to an interest rate swap or option transaction in an effort to proactively protect the Trust’s investments.
      In addition, at the time the interest rate swap or option transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.
      The Trust may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. Such a redemption would likely result in the Trust seeking an early termination of all or a portion of any swap or option transaction. Such early termination of a swap or option could result in a termination payment by or to the Trust. A termination payment by the Trust would result in a reduction in common share net earnings. An early termination of a cap could result in a termination payment to the Trust.
      In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See “The Trust’s Investments — Portfolio Compositions — Strategic Transactions” above for additional information.

RISK FACTORS
      Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.
      Interest Rate Risk. Interest rate risk encompasses the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Trust’s investments in such securities means that the net asset value and market price of its Common Shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust’s portfolio will decline in value due to rising interest rates.
      The Trust is issuing Preferred Shares, which pay dividends based on short-term interest rates. The Trust then will use the proceeds from the sale of Preferred Shares to buy fixed-income securities that pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Trust’s entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on Preferred Shares, dividend rates on Preferred Shares would need to greatly exceed the yield on the Trust’s portfolio before the Trust’s ability to pay dividends on Preferred Shares would be impaired. If long-term rates rise, the value of the Trust’s investment portfolio will likely decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.
      The Trust may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in market interest rates. There is no guarantee that the Trust will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.
      Auction Risk. The dividend rate for the Preferred Shares normally will be set through an auction process. In an auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction will also provide liquidity for the sale of Preferred Shares by holders of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. If you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your Preferred Shares than the market rate. See “Description of Preferred Shares” and “The Auction — Auction Procedures.”
      The relative buying and selling interest of market participants in your Preferred Shares and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Trust, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded Preferred Shares, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.
      Secondary Market Risk. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a Special Rate Period (a Rate

Period of other than 7 days), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market and the Trust is not required to redeem Preferred Shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares will not be listed on a stock exchange or traded on the NASDAQ stock market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the Trust’s Auction Agent and the Trust, or such other persons as the Trust permits. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.
      Ratings and Asset Coverage Risk. It is expected that while Fitch will assign a rating of “AAA” to the Preferred Shares and Moody’s will assign a rating of “Aaa”, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody’s or Fitch could withdraw or downgrade its rating of Preferred Shares, which may make your Preferred Shares less liquid at an auction or in the secondary market. If Moody’s or Fitch withdraws or downgrades its rating of the Preferred Shares, the Trust may alter its portfolio or redeem Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Trust fails to satisfy the asset coverage ratios discussed under “Description of Preferred Shares — Rating Agency Guidelines,” the Trust will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Trust may be required to redeem Preferred Shares at a time when it is not advantageous for the Trust to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Trust also may voluntarily redeem Preferred Shares under certain circumstances.
      Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or “real”) value of your Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, through the auction process, Preferred Shares dividend rates may increase, tending to offset this risk.
      Income Risk. The Trust’s income is based primarily on the income it earns from its investments, which vary widely over the short- and long-term. If the Trust’s income drops, over time the Trust’s ability to make dividend payments with respect to the Preferred Shares may be impaired.
      Decline in Net Asset Value Risk. A material decline in the Trust’s net asset value may impair the Trust’s ability to maintain required levels of asset coverage.
      Payment Restrictions. The Trust is prohibited from declaring, paying or making any dividends or distributions on Preferred Shares unless it satisfies certain conditions. See “Description of Preferred Shares — Restrictions on Dividend, Redemption and Other Payments.” The Trust is also prohibited from declaring, paying or making any dividends or distributions on its Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Trust’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Trust intends, however, to redeem Preferred Shares if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Trust to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See “Federal Income Tax Matters — Federal Income Tax Treatment of the Fund.”
      Leverage Risk. The Trust uses financial leverage for investment purposes in an amount that will not exceed approximately 35% of its total assets (including the proceeds from the creation of such financial leverage). In addition to issuing Preferred Shares, the Trust may make further use of financial leverage through borrowing.
      If the Trust issues any senior securities representing indebtedness (as defined in the Investment Company Act) under the requirements of the Investment Company Act, the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by such senior securities, must be at least equal, immediately after the issuance of any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of the Preferred Shares, the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, must be at least equal, immediately after the issuance of the Preferred Shares, to 200% of the aggregate value of any senior securities and the Preferred Shares.
      Any money borrowed will constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Trust and against the net assets of the Trust in liquidation. The Trust may not be permitted to declare dividends or other distributions, including with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless (i) at the time of such declaration, purchase or redemption the Trust meets certain asset coverage requirements and (ii) there is no event of default under any borrowings, that is continuing. See “Description of Preferred Shares — Restrictions on Dividend, Redemption and Other Payments.” In the event of a default under any borrowings the lenders may have the right to cause a liquidation of the collateral (i.e., sale of portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.
      A material decline in the Trust’s net asset value may impair the Trust’s ability to maintain required levels of asset coverage or the ratings assigned by Fitch and Moody’s.
      The Trust reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the level of leverage anticipated after the sale of the Preferred Shares to the extent permitted by the Investment Company Act and existing agreements between the Trust and third parties.
      Because the fee paid to the Adviser is calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.
      Concentration and General Risks of Securities Linked to the Real Estate Market. The Trust will not invest in real estate directly, but in securities issued by global real estate companies, including REITs and real estate operating companies (“REOCs”). However, because of the Trust’s policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	financial condition of tenants and buyers and sellers of real estate; and

•	quality of maintenance, insurance and management services.
      Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn in one or more of the countries in which the Trust invests could have a material adverse effect on the real estate markets in these countries and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment objectives. Because the Trust has a policy of concentrating its investments in the global real estate market, it is more susceptible to risks associated with that market than a fund that does not concentrate its investments in the global real estate market.
      General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws, interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.
      Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.
      Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.
      Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.
      Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.
      Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.
      Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs, and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.
      The governmental laws and regulations described above are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses would be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.
      Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, the adverse economic conditions in the locale, the amount of rent charged, and the oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.
      Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. Like other types of property in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.
      Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.
      Other factors that may contribute to the riskiness of all real estate investments include:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Insurance Issues. Certain real estate companies may have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Any type of uninsured loss could cause a real estate company to lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Trust’s investment performance.

Credit Risk. Real estate companies may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a real estate company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company’s cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a real estate company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company’s range of operating activity. A real estate company, therefore, may be contractually prohibited from incurring additional indebtedness, selling its assets, engaging in mergers, or making acquisitions which may be beneficial to the operation of the real estate company.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions to holders of the Preferred Shares could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and changes in foreign or domestic economic and political conditions.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company. REITs could possibly fail to qualify for tax-free pass through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or a lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

      Stock Market Risk. Your investment in Preferred Shares represents an indirect investment in REIT shares and other equity securities owned by the Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The prices of the common stocks of real estate companies, including REITs, and other securities in which the Trust invests, will fluctuate from day to day and may, in either the near term or over the long term, decline in value. The value of the Trust’s Common Shares may be affected by a decline in financial markets in general.
      Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

      Issuer Risk. The value of securities held by the Trust may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend.
      Foreign Risk. Under current market conditions, the Trust may invest up to 100% of its total assets in Foreign Securities, although it is not the Trust’s current intent to do so. Investing in Foreign Securities, including emerging markets (or lesser developed countries), involves certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater price volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulatory changes;

•	changes in currency exchange rates;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	less publicly available information; and

•	different accounting, auditing and financial record-keeping standards and requirements.
      Investments in Foreign Securities, especially in emerging market countries, will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability;

•	the possibility that an issuer may not be able to make payments to investors outside of the issuer’s country; and

•	diplomatic developments that could affect investments in those countries.

      In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency;

•	balance of payments position; and

•	the tax treatment of the Trust’s investments, which may result in certain investments in Foreign Securities being subject to foreign withholding taxes, or being subject to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain. See “U.S. Federal Income Tax Matters” in the Statement of Additional Information.
      These risks are often heightened for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see “Emerging Markets Risks” below.
      Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.
      Emerging Markets Risks. The Trust may invest in issuers located or doing substantial business in emerging market countries. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in securities of issuers domiciled or doing substantial business in foreign countries can be intensified in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.
      Risks of Investment in Preferred Securities. The Trust may invest in preferred securities, which entails special risks, including:
      Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.
      Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
      Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.
      Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified period of time, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
      In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.
      Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Trust.
      New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Trust’s investment objectives and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
      Risks of Investment in Illiquid Securities. The Trust does not presently intend to invest in illiquid securities; however, the Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Trust has valued the securities) and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the Trust will not be able to sell the securities at the time desired or at prices approximating the value at which the Trust is carrying the securities on its books.
      Risks of Investment in Lower-Rated Securities. The Trust may invest up to 20% of its total assets in securities rated below investment grade or considered by the Advisor to be of comparable credit quality. Investment grade securities are those that are rated within the four highest grades (i.e., Baa3/ BBB — or better) by Moody’s, S&P or Fitch or unrated securities determined by the Advisor to be of comparable quality. Securities rated below investment grade are regarded as having speculative characteristics with respect to the capacity of the issuer of the securities to pay interest and repay principal.
      The values of lower-rated securities often reflect individual corporate developments and are often more sensitive to economic changes than higher-rated securities. Issuers of lower-rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The issuers are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower-rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower-rated securities have a lower degree of protection with respect to principal and interest payments than do investors in higher-rated securities.
      During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower-rated securities could experience financial distress resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities. If the issuer of a security held by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.
      The secondary markets for lower-rated securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume of lower-rated securities is generally lower than that of higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse change in the condition of a particular issuer. Under certain economic and/or market conditions, the Trust may have difficulty disposing of certain lower-rated securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the lower-rated securities, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Trust’s assets. Market quotations on lower-rated securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.
      The market for lower-rated securities may react strongly to adverse news about an issuer or the economy or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for lower-rated securities may be affected by legislative and regulatory developments. These developments could adversely affect the Trust’s net asset value and investment practices, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value and liquidity of outstanding lower-rated securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated securities and limiting the deductibility of interest by certain corporation issuers of lower-rated securities had an adverse effect on the lower-rated securities market.
      When the secondary market for lower-rated securities becomes less liquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Trust’s lower-rated securities, judgment plays a more important role in determining such valuations. Decreased liquidity in the market for lower-rated securities, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Trust to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain of the Trust’s liquid securities may become illiquid and the proportion of the Trust’s assets invested in illiquid securities may significantly increase.
      The Trust may only invest in lower-rated securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody’s, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issuers may be in default or there may be present elements of danger with respect to the payment of principal or interest. The Trust will not invest in securities which are in default at the time of purchase.
      Small-Cap and Mid-Cap Companies Risk. The Trust may invest in companies whose market capitalization is considered small as well as mid-cap companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Trust could have greater difficulty selling such securities at the time and price that the Trust would like.
      Convertible Securities. The Trust may also invest in convertible securities of real estate companies. The market value of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities may vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
      Strategic Transactions. Strategic Transactions in which the Trust may engage, including hedging and risk management transactions such as interest rate and foreign currency transactions, options and swaps, also involve certain risks and special considerations. Strategic Transactions will be entered into to seek to manage the risks of the Trust’s portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on the Advisor’s ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust’s net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Trust may experience significant delays in obtaining any recovery under the contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.
      The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money and in a decline in the Trust’s net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement. The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing preferred share dividends or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap which may result in a decline in the net asset value of the Common Shares. See “Interest Rate Transactions.”
      Deflation Risk. Deflation risk is the risk that the Trust’s dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Trust.
      Non-Diversification. The Trust has registered as a “non-diversified” investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the

Trust may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.
      Investment Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.
      Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war (including the aftermath of the war in Iraq and the continuing occupation of Iraq) and other geopolitical events, earthquakes, storms and other disasters. The Trust cannot predict the effects of similar events in the future on the markets or economy of the U.S. or other countries. Disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors affecting the Trust.
MANAGEMENT OF THE TRUST
Trustees and Officers
      The Trust’s Board of Trustees (the “Board of Trustees”) is responsible for the overall management of the Trust, including supervision of the duties performed by the Advisor. There are six trustees of the Trust. Two of the trustees are “interested persons” of the Trust (as defined in the Investment Company Act). The names of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the Statement of Additional Information.
Investment Advisor
      ING Clarion RES acts as the Trust’s investment advisor. ING Clarion RES is located at 259 North Radnor-Chester Road, Second Floor, Radnor, PA 19087. ING Clarion RES is responsible for the selection and ongoing monitoring of the investments in the Trust’s investment portfolio. ING Clarion RES also administers the Trust’s business affairs and provides office facilities, equipment and certain administrative services to the Trust.
      As of September 30, 2006, ING Clarion RES had approximately $16.4 billion in assets under management. An affiliate, ING Clarion Partners, manages over $19.4 billion of private market real estate with nearly 600 employees operating from offices nationwide. Another affiliate, ING Clarion Capital LLC is a real estate fixed income manager with approximately $2.7 billion in assets under management. All three entities share a common real estate research platform and manage collectively over $38.5 billion in diverse real estate securities and real estate assets. ING Clarion RES, ING Clarion Partners and ING Clarion Capital LLC are subsidiaries of the ING Group, a global financial services organization based in The Netherlands and operating in countries with over 120,000 employees and $721.0 billion in assets under management as of September 30, 2006. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Group’s Real Estate Division (“ING Real Estate”) is the largest global real estate manager and investor with $97 billion in real estate assets under management as of September 30, 2006. ING Real Estate is a global organization with offices in The Netherlands, Belgium, France, the United Kingdom, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.
      ING Clarion RES believes that investment in securities of global real estate companies historically has offered the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500 Index. ING Clarion RES also believes that investment in global real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with return in addition to the return achieved via current income. In addition, ING Clarion RES believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers

Aggregate Bond Index. As a result, investment in the Trust may provide the opportunity to add an alternative asset class to an investor’s overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions are generally very low. A blend of both U.S. real estate equity securities and non-U.S. real estate equity securities may enable the Trust to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a Trust only investing in U.S. real estate equity securities.
Portfolio Managers
      The Trust’s portfolio is managed by a team including T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith. Each one has been a portfolio manager of the Trust since the Trust began operations. Mr. Ferguson provides portfolio management and securities analysis oversight. Mr. Burton leads the international portfolio team, and Mr. Smith leads the United States portfolio team. Each portfolio manager participates in daily Investment Committee meetings. Their biographies, including professional experience, industry designations and education are as follows:

T. Ritson Ferguson, CFA. Mr. Ferguson has been Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1993. Mr. Ferguson provides oversight of the firm’s operations, oversees the day-to-day management of the portfolios and is a member of the Investment Policy Committee. Previously with Radnor Advisors and Trammell Crow Company, he has extensive direct investment experience having been involved in all facets of the analysis, acquisition and management of commercial real estate before joining Kenneth D. Campbell and Jarrett B. Kling in 1991 in forming what is today ING Clarion Real Estate Securities, Inc. Mr. Ferguson was formerly with Bain and Company as a consultant, and served as a Captain in the U.S. Air Force as a computer scientist.

Mr. Ferguson is an honors MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Duke University (summa cum laude, Phi Beta Kappa). He is a member of the National Association of Real Estate Investment Trusts (NAREIT) and its Institutional Investor Committee, and of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR). Mr. Ferguson is a holder of the Chartered Financial Analyst (CFA) designation.

Steven D. Burton, CFA. Mr. Burton has been Director of ING Clarion Real Estate Securities, L.P. since 2000. Mr. Burton is a member of the Investment Policy Committee of, and a portfolio manager for, ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. Previously with GE Investment Corporation, he has extensive direct investment experience in a broad array of product types — including office, multifamily, industrial, retail and lodging — and oversaw a $350 million portfolio of directly owned commercial real estate assets. His experience includes acquisitions, dispositions, lease negotiation, loan restructuring and workout activity. Mr. Burton joined ING Clarion Real Estate Securities, L.P. in 1995.

He is an MBA graduate of the Kellogg School (Northwestern University) and a graduate of Middlebury College (BA in Mathematics, cum laude). Mr. Burton is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

Joseph P. Smith, CFA. Mr. Smith has been Director of ING Clarion Real Estate Securities, L.P. since 2001 and was Vice President and Senior Investment Analyst prior thereto. Mr. Smith is a member of the Investment Policy Committee of, and a portfolio manager for, ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. He joined ING Clarion Real Estate Securities, L.P. in 1997. Previously with Alex. Brown & Sons, Inc., Mr. Smith was an Associate in the Real Estate Investment Banking Group. His responsibilities included public offerings, private placements, mergers and acquisitions, and other real estate investment banking services. His prior experience also included work as a financial analyst at Radnor Advisors, a direct real estate investment firm, where he gained experience in all facets of the analysis, acquisition, and management of commercial real estate.

Mr. Smith is a MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Villanova University (magna cum laude). He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).
      The Trust’s Statement of Additional Information has additional information about the portfolio managers, including other accounts they manage, their ownership of the Trust and their compensation structure.
Investment Management Agreement
      Pursuant to an investment management agreement between ING Clarion RES and the Trust, ING Clarion RES acts as investment adviser to the Trust with respect to the investment of the Trust’s assets and supervises and arranges for the day-to-day operations of the Trust and the purchase of securities for, and the sale of securities held in, the investment portfolio of the Trust. Pursuant to the investment management agreement, the Trust has agreed to pay a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s Managed Assets (the “Management Fee”) for the investment advisory services and facilities provided by ING Clarion RES. Under the investment management agreement, the Trust may, but is not obligated to, reimburse ING Clarion RES for certain expenses ING Clarion RES incurs in connection with performing non investment advisory services for the Trust. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by ING Clarion RES who devote substantial time to Trust operations may be reimbursed to ING Clarion RES. Managed Assets are the total assets of the Trust (including any assets attributable to any Preferred Shares and debt that may be outstanding) minus the sum of accrued liabilities (other than Preferred Shares and indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to ING Clarion RES will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust’s Managed Assets, which include those assets purchased with leverage.
      In addition to the Management Fee of ING Clarion RES, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with ING Clarion RES), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
      For the first nine years of the Trust’s operation, ING Clarion RES has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

Percentage Waived
(As a Percentage
of Average Weekly
Twelve-Month Period Ending	Managed Assets)*

February 28, 2005**	0.25%
February 28, 2006	0.25%
February 28, 2007	0.25%
February 28, 2008	0.25%
February 28, 2009	0.25%
February 28, 2010	0.20%
February 28, 2011	0.15%
February 28, 2012	0.10%
February 28, 2013	0.05%

*	Including net assets attributable to Preferred Shares.

**	From the commencement of operations.
      ING Clarion RES has not undertaken to waive any portion of the Trust’s fees and expenses beyond February 28, 2013 or after termination of the investment management agreement.
      The Trust’s investment management agreement has been approved by a majority of the disinterested trustees of the Trust. The renewal of the investment management agreement was last approved on August 30, 2006.
      A discussion regarding the Board of Trustees’ decision to approve the renewal of the investment management agreement is available in the statement of additional information and will be available in the Trust’s annual report to shareholders for the period ended December 31, 2006.
Fund Accounting Agreement
      Pursuant to a fund accounting agreement between the Trust and BNY, BNY performs certain record keeping and accounting functions for the Trust.
Additional Compensation Agreement
      Pursuant to an additional compensation agreement between ING Clarion RES and A.G. Edwards & Sons, Inc., UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively, “Certain Underwriters”), ING Clarion RES has agreed to pay from its own assets to Certain Underwriters a quarterly fee at the annual rate of 0.15% of the Trust’s Managed Assets attributable to common shares sold by Certain Underwriters in the initial public offering of the Trust’s common shares, so long as the investment management agreement remains in effect between the Trust and ING Clarion RES, or any successor in interest or affiliate of ING Clarion RES, as and to the extent that such investment management agreement is renewed periodically in accordance with the Investment Company Act. Under the additional compensation agreement, Certain Underwriters provide certain after-market support services to ING Clarion RES designed to maintain the visibility of the Trust on an ongoing basis and provides relevant information, studies or reports regarding the Trust and the closed-end investment company industry.
Information Regarding Trading of U.S. Mutual Funds by Affiliates of ING Clarion RES and the Trust
      ING Investments, LLC (“ING Investments”), a remote affiliate of ING Clarion RES and the Trust, advises certain ING mutual funds (the “ING Funds”). ING Investments does not advise or sub-advise the Trust. ING Clarion RES and the Trust were not involved in the actions and investigations detailed below.
      Like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. In addition to responding to regulatory and governmental requests, the management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted an extensive internal review of trading in their own insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by their investment professionals and personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. Based on the internal review, ING Investments has advised that the identified arrangements do not represent a systemic problem in any of the companies that were involved.
      In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.
      In addition to the arrangements discussed above, ING Investments reported that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4:00 p.m. Central time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.
      For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms  8-K and Forms 8-K/ A can be accessed through the SEC’s website (http://www.sec.gov). Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported are the only instances of such trading respecting the ING Funds.
      ING Investments reported that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken steps to revise its compliance oversight and control, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.
      The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

      On October 10, 2006 an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York United Teachers union member benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order.

DESCRIPTION OF PREFERRED SHARES
      The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, including the meanings of the defined terms used herein but not otherwise defined, please refer to Appendix A to the Statement of Additional Information.
General
      The Trust’s Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined from time to time by the Board of Trustees without the approval of common shareholders. In connection with this offering, the Board has authorized the issuance of 4,000 Preferred Shares, Series TH, and 4,000 Preferred Shares, Series F. All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).
      The Preferred Shares of each series will rank on a parity with any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.
      Holders of Preferred Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company will act as Securities Depository for the agent members with respect to the Preferred Shares.
      A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on a series of Preferred Shares are not recommendations to purchase, hold or sell those Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described below also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise.
      Any Preferred Shares repurchased or redeemed by the Trust will be classified as authorized and unissued Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.
Dividends and Rate Periods
      The following is a general description of dividends and Rate Periods.
      Rate Periods. The Initial Rate Period for each series is as set forth below:

	Initial Rate Period	Initial Dividend Rate

Series TH	__ days		%
Series F	__ days		%
      Any subsequent Rate Period of Series TH and Series F will generally be 7 days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as Special Rate Periods. See “— Declaration of Special Rate Periods” below.
      Dividend Payment Dates. Dividends on each series of Preferred Shares will be payable when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Amended and Restated Agreement and Declaration of Trust, the Statement and applicable law. Dividend periods generally will begin on the first business day after an Auction. Assuming 7 -day Rate Period, dividends are expected to be paid for each series of Preferred Shares as follows:

	Initial Dividend	Subsequent Dividend
	Payment Date*	Payment Day

Series TH		Friday
Series F		Monday

*	All dates are 2007.
      Dividend Periods will generally begin on the first business day after an auction. If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more or less than 7 Rate Period Days, as applicable, provided that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period.
      Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received in same-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.
      If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

(i) The Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, can pay the dividend using their reasonable best efforts;

(ii) The affected Dividend Period will end on the day it otherwise would have ended; and

(iii) The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.
      Calculation of Dividend Payment. The Trust will compute the dividends per share payable on a series of Preferred Shares by first multiplying the Applicable Rate for shares of such series in effect by a fraction. The numerator of this fraction will be the number of days in the Dividend Period (normally 7) and the denominator will normally be 360. This rate will then be multiplied by $25,000 to arrive at dividends per share. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.
      Dividends on a series of Preferred Shares will accumulate from the date of their original issue. For each Dividend Period after the initial Dividend Period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the Maximum Rate described below. Prior to each auction, Broker-Dealers will notify holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by the Trust. After each auction, on the auction date, Broker-Dealers will notify holders of the applicable rate for the next succeeding dividend period and of the auction date of the next succeeding auction.
      The dividend rate that results from an auction for each series of Preferred Shares will not be greater than the Maximum Rate. The Maximum Rate for any regular Rate Period will be the applicable percentage of the Reference Rate. The Reference Rate will be the applicable LIBOR Rate (as defined below) (for a dividend period of fewer than 365 days) or the applicable Treasury Index Rate (as defined below) (for a dividend period of 365 days or more). The Applicable Percentage for any regular Rate Period will generally be determined on the credit ratings assigned to the Preferred Shares by Moody’s and Fitch on the auction date for such period (as set forth in the table below). If Moody’s and Fitch shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a Special Rate Period, (1) the Maximum Rate will be specified by the Trust in the Notice of Special Rate Period for such Rate Period, (2) the Applicable Percentage will be determined on the date two business days before the first day of such Special Rate Period and (3) the Reference Rate will be the applicable LIBOR Rate (for a Rate Period of fewer than 365 days) or the Treasury Index Rate (for a Rate Period of 365 days or more). In no event shall the Maximum Rate be more than 18%.

Moody’s Credit Rating	Fitch’s Credit Rating	Applicable Percentage

Aaa	AAA	125%
Aa3 to Aa1	AA- to AA+	150%
A3 to A1	A- to A+	200%
Baa3 to Baa1	BBB- to BBB+	250%
Below Baa3	Below BBB-	300%
      The Trust will take all reasonable action necessary to enable Moody’s and Fitch to provide ratings for each series of Preferred Shares. If such ratings are not made available by Moody’s or Fitch, the underwriters or their affiliates and successors, after consultation with the Trust, will select one or more other rating agencies to act as substitute rating agencies.
      The “LIBOR Rate” is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Statement.
      The “Treasury Index Rate” is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Statement.
      Effect of Failure to Pay Dividends in a Timely Manner. If the Trust fails to pay the Auction Agent the full amount of any dividend for any Preferred Shares in a timely manner, but the Trust cures such failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for the Preferred Shares for that subsequent dividend period will be the maximum rate. However, if the Trust does not effect a timely cure, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the Preferred Shares for each subsequent dividend period will be the maximum rate with the prevailing rating for the series of Preferred Shares being deemed Baa1/BBB.
      Restrictions on Dividends and Other Distributions. Under the Investment Company Act, the Trust may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Trust’s borrowings that are senior securities representing indebtedness (as defined in the Investment Company Act) would be less than 200% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Trust’s senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Trust’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Trust at the time the loan is made; a loan is presumed under the Investment Company Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.
      In addition, a declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares may be prohibited (i) at any time when an event of default under any borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Trust would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such borrowings; or (iii) the Trust has not redeemed the full amount of borrowings, if any, required to be redeemed by any provision for mandatory redemption.
      While the Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its Common Shares or call for redemption or redeem any of its Common Shares unless:

•	immediately after such transaction, the Discounted Value of the Trust’s portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see “— Rating Agency Guidelines and Asset Coverage” below);

•	full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

•	the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.
      The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon each series of the Preferred Shares through its most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.
      Declaration of Special Rate Periods. The Trust may, under certain circumstances, declare a Special Rate Period for a particular series of Preferred Shares. Upon declaring a Special Rate Period, the Trust will give notice to the Auction Agent and each Broker-Dealer. The notice will request that the next succeeding Rate Period for the series of Preferred Shares be a number of days (other than 7 days) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a Special Rate Period may be a number of days not evenly divisible by seven if all shares of the series of Preferred Shares are to be redeemed at the end of such Special Rate Period. The Trust may not request a Special Rate Period unless sufficient clearing bids for shares of such series were made in the most recent auction (that is, in general, the number of shares subject to buy orders by potential holders is at least equal to the number of shares subject to sell orders by existing holders). In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent.
      Prior to declaring a Special Rate Period, the Trust will confirm that, as of the auction date next preceding the first day of such Special Rate Period, it has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). The Trust also intends to consult with the Broker-Dealers and provide notice to each rating agency which is then rating the Preferred Shares and so requires. A notice of Special Rate Period also will specify whether the Preferred Shares will be subject to optional redemption during such Special Rate Period and, if so, the redemption premium, if any, required to be paid by the Trust in connection with such optional redemption.
      If the Trust proposes to designate any Special Rate Period, not fewer than 20 (or such lesser number of days as may be agreed from time to time by the Auction Agent and each Broker-Dealer) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be mailed to Holders of such series of Preferred Shares. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding Special Rate Period, specifying the Special Rate Period’s first day and (B) that the Trust will by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Minimum Rate Period. No later than 11:00 A.M. New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers, either:

(i) A notice stating (A) that the Trust has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period.
If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Minimum Rate Period.
      The Trust must also have received confirmation from Moody’s and Fitch or any substitute rating agency that the proposed Special Rate Period will not adversely affect such rating agency’s then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Trust, initially Citigroup Global Markets Inc., must not have objected to the declaration of a Special Rate Period.
Redemption
      Mandatory Redemption. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Trust must redeem all or a portion of the Preferred Shares. Such a mandatory redemption will take place on a date that the Board of Trustees specifies and will be made out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.
      Optional Redemption. The Trust, at its option, may redeem a series of Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, specified in the notice of redemption sent to holders of the Preferred Shares. No shares of a series of Preferred Shares may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. Shares of a series of Preferred Shares may not be redeemed in part if fewer than 100 shares would remain outstanding after the redemption. The Trust has the authority to redeem a series of Preferred Shares for any reason.
      The redemption price for a series of Preferred Shares may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Trust will not make any optional redemption unless, after giving effect thereto, (i) the Trust has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the series of Preferred Shares by reason of the redemption of the series of Preferred Shares on such date fixed for the redemption and (ii) the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.
      Notwithstanding the foregoing, a series of Preferred Shares may not be redeemed at the option of the Trust unless all dividends in arrears on the outstanding series of the Preferred Shares, and any other outstanding preferred shares of the Trust, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for a series of Preferred Shares made on the same terms to holders of all outstanding preferred shares of the Trust.
Liquidation
      If the Trust is liquidated, the holders of any series of outstanding Preferred Shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to holders of the Common Shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of securities, including other series of preferred shares, ranking senior to or on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Trust.
      For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

•	the sale of all or substantially all the property or business of the Trust;

•	the merger or consolidation of the Trust with or into any other business trust or corporation; or

•	the merger or consolidation of any other business trust or corporation with or into the Trust.

Rating Agency Guidelines and Asset Coverage
      The Trust is required under guidelines of Moody’s and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody’s and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency’s guidelines, all or a portion of the holding’s value will not be included in the rating agency’s calculation of Discounted Value. The Moody’s and Fitch guidelines do not impose any limitations on the percentage of the Trust’s assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust’s portfolio. The amount of ineligible assets included in the Trust’s portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Moody’s and Fitch guidelines also impose certain diversification requirements on the Trust’s overall portfolio. The Preferred Shares Basic Maintenance Amount means, as of any Valuation Date, the dollar amount equal to:

(i) the sum of (A) the products resulting from multiplying the number of outstanding Preferred Shares on such date by $25,000 (plus any redemption premium) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) for such outstanding Preferred Shares to (but not including) first Dividend Payment Date after such Valuation Date; (C) the aggregate amount of dividends that would accumulate on each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefore through the 56th day thereafter at the Maximum Rate; (D) the amount of anticipated Trust non-interest expenses for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(F); less

(ii) the sum of any cash plus the value of any of the Trust’s assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F) (’value,’ for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody’s and A-1 by S&P, it will be valued at its face value).
      The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares (“Investment Company Act Preferred Shares Asset Coverage”). The Trust’s Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of December 31, 2006, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust’s preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby, the partial retirement of short-term debt in the amount of $347,519,500 by approximately $197,717,600 and giving effect to the deduction of related sales load and related offering costs estimated at $2,282,400 would have been computed as follows:

Value of Trust assets less liabilities not constituting senior securities Senior securities representing indebtedness	=	$3,210,850,738 $910,000,000	=	353%
plus liquidation value of the preferred shares
      In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares or the Investment Company Act, as the case may be, the Trust will be required to redeem Preferred Shares as described under “Redemption — Mandatory Redemption” above.

      The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody’s or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change, suspend or withdraw any such rating. The Trust may make such changes, including to the definitions and related provisions used in such guidelines, without shareholder approval in the event the Trust receives confirmation from Moody’s or Fitch, as the case may be, that any such modification would not cause a reduction in the rating then assigned to the Preferred Shares.
      As described by Moody’s and Fitch, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody’s and Fitch by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. Common Shares have not been rated by a nationally recognized statistical rating organization.
      A rating agency’s guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody’s and Fitch for rating the Preferred Shares.
Voting Rights
      Holders of the Trust’s outstanding preferred shares, including Preferred Shares, have one vote per share on all matters on which they are entitled to vote.
      Holders of the Trust’s outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Trust’s trustees. The remaining trustees are elected by holders of Common Shares and preferred shares of the Trust, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, subject to the rights of the holders of any senior securities constituting indebtedness, the number of trustees constituting the Board of Trustees will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares of the Trust including Preferred Shares as described above, would constitute a majority of the Board of Trustees. The holders of preferred shares of the Trust, including Preferred Shares, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares of the Trust, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares of the Trust, including Preferred Shares, will automatically terminate.
      Approval of any reorganization (as defined in the Investment Company Act) adversely affecting the rights, preferences and privileges of the preferred shares of the Trust, including the Preferred Shares, or of any action described in Section 13(a) of the Investment Company Act requires the affirmative vote of a majority of the outstanding preferred shares of the Trust, including the Preferred Shares, voting as a single class. For purposes of such approval, a majority of the outstanding preferred shares of the Trust means the lesser of (i) a majority of such outstanding shares or (ii) at least two-thirds of such shares present and voting if a majority of such shares are present. Except as described above and except as otherwise required by law, each preferred share of the Trust, including each Preferred Share, has voting rights equal to the voting rights of holders of each Common Share. In accordance with the Amended and Restated

Agreement and Declaration of Trust and the Statement, this entitles the holders of preferred shares of the Trust, including the Preferred Shares, to vote together with the holders of Common Shares, as a single class, on all matters put to a vote of stockholders other than matters affecting the rights of the holders of Common Shares and either not affecting the rights, preferences and privileges of the preferred shares of the Trust or affecting them differently than the Common Shares, in which case the preferred shares of the Trust shall be entitled to vote only to the extent described in the preceding paragraphs regarding the special voting rights of the preferred shares of the Trust.
      Currently, a reorganization under the Investment Company Act includes (a) a judicially supervised reorganization; (b) a merger or consolidation; (c) a sale of 75% or more of the Trust’s assets; (d) a restatement of capital or exchange of securities issued by the Trust or other securities issued by the Trust; (e) a voluntary dissolution or liquidation; or (f) a recapitalization or other procedure or transaction which has for its purpose the alteration, modification or repeal of any of the rights, preferences or privileges, as set forth in the Amended and Restated Agreement and Declaration of Trust and Statement, of a class of securities issued by the Trust. The actions currently described in Section 13(a) of the Investment Company Act in relation to the Trust are (1) changing from a closed-end to an open-end investment company; (2) borrowing money, issuing senior securities, underwriting securities issued by others, purchasing or selling real estate or commodities or making loans, except in each case in accordance with the policies and restrictions set forth in the Trust’s registration under the Investment Company Act, which as of the date of this prospectus are set forth in the Statement of Additional Information; (3) deviations from the Trust’s policy regarding concentration or any other investment policy changeable only by shareholder vote; or (4) changing its business so as to cease to be an investment company.
      As long as any Preferred Shares are outstanding and are being rated at the request of the Trust by Moody’s or Fitch or any substitute rating agency, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of its preferred shares, including the Preferred Shares, outstanding at the time (voting together as a separate class), (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or (b) authorize, create or issue additional shares of or increase the authorized amount of the Preferred Shares or any other preferred shares, unless, in the case of shares of preferred shares on parity with the Preferred Shares, the Trust obtains confirmation from Fitch (if Fitch is then rating the Preferred Shares at the request of the Trust), Moody’s (if Moody’s is then rating the Preferred Shares at the request of the Trust) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares at the request of the Trust) that the issuance of a class or series would not cause such rating agency to reduce the rating then assigned by such rating agency to the Preferred Shares, in which case the vote or consent of the holders of the Preferred Shares is not required. To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Amended and Restated Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares of the Trust differently than those of a holder of shares of any other series of preferred shares of the Trust without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected.
      The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.
THE AUCTION
General
      The Statement provides that, except as otherwise described in this prospectus, the Applicable Rate for the shares of each series of Preferred Shares for each Dividend Period after the initial Dividend Period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine whether to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of Preferred Shares.
      Auction Agency Agreement. The Trust has entered into an auction agency agreement with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the auction procedures to determine the Applicable Rate for shares of each series of Preferred Shares, so long as the Applicable Rate for shares of such series of Preferred Shares is to be based on the results of an auction.
      The Auction Agent may terminate the Auction Agency Agreement upon 45 days notice to the Trust. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the Auction Agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.
      Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.
      The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a Dividend Period of 7 days, or fewer, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a Special Rate Period of greater than 7 days of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction.
      The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time upon five days’ notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.
Auction Procedures
      Prior to the submission deadline on each Auction Date for shares of a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a beneficial owner of such series of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer.

1. Hold order — indicating its desire to hold shares of such series without regard to the Applicable Rate for the next Dividend Period.

2. Bid — indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period is less than the rate or spread specified in the bid.

3. Sell order — indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Dividend Period.
      A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by the beneficial owner. A beneficial owner of shares of a series of Preferred Shares that submits its bid to its Broker-Dealer having a rate higher than the maximum Applicable Rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares to its Broker-Dealer. However, if a beneficial owner of shares of a series of Preferred Shares fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a Dividend Period of more than 7 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order, constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.
      A potential holder is either a Broker-Dealer customer who is not a beneficial owner of a series of Preferred Shares but that wishes to purchase a series of Preferred Shares or who is a beneficial owner of a series of Preferred Shares that wishes to purchase additional Preferred Shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the Applicable Rate for the next Dividend Period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum Applicable Rate for shares of such series on the auction date will not be accepted.
      The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders of Preferred Shares to the Auction Agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of Preferred Shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of Preferred Shares subject to orders submitted to them by potential holders. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder of Preferred Shares will be treated as if it was placed by the Broker-Dealer without regard to how the order may have been placed with a Broker-Dealer by a beneficial owner or potential holder of Preferred Shares. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or its customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder of Preferred Shares, provided it is not an affiliate of the Trust.
      There are sufficient clearing bids for shares of a series of Preferred Shares in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum Applicable Rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the maximum Applicable Rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of such series, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.
      If there are not sufficient clearing bids for shares of such series, the Applicable Rate for the next Dividend Period will be the maximum Applicable Rate for shares of such series on the Auction Date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, the Applicable Rate for the next Dividend Period will then be 100% of the Reference Rate.
      The auction procedure includes a pro rata allocation of Preferred Shares for purchase and sale, which may result in an existing holder of a series of Preferred Shares continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.
      Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through the Depository Trust Corporation (“DTC”). Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers’ Agent Members in accordance with

DTC’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The auctions for the Preferred Shares will normally be held every succeeding Thursday for Series TH and every succeeding Friday for Series F, and each subsequent Dividend Period will normally begin on the following Friday for Series TH and the following Monday for Series F.
      If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date; provided the affected Dividend Period is a Special Rate Period, the next Rate Period shall be a 7 Day Rate Period, and the Applicable Rate shall be 100% of the Reference Rate applicable to such 7 Day Rate Period.
      The following is a simplified example of how a typical auction works. It assumes that the Trust has 1,000 outstanding Preferred Shares of any series, and that there are three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 1.5%	Bid order of 1.5% rate for all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order — will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 1.3%	Bid order of 1.3% rate for all 200 shares
Current Holder D	Wants to buy 200 shares	Places order to buy at or above 1.4%
Current Holder E	Wants to buy 300 shares	Places order to buy at or above 1.3%
Current Holder F	Wants to buy 200 shares	Places order to buy at or above 1.5%
      The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 1.4% (the offer by D). Therefore, the dividend rate will be 1.4%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.
Secondary Market Trading and Transfers of Preferred Shares
      The Broker-Dealers may, but are not required to, maintain a secondary trading market in Preferred Shares outside of auctions, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase Preferred Shares in an auction for a Special Rate Period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such Preferred Shares may be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a Special Rate Period in which the Bid Requirements require a bid to specify a spread should be aware that the value of such shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser’s position.
      A beneficial owner or an existing holder of a series of Preferred Shares may sell, transfer or otherwise dispose of such shares only in whole shares and only:

•	pursuant to a bid or sell order placed with the Auction Agent in accordance with the auction procedures;

•	to a Broker-Dealer; or

•	to such other persons as may be permitted by the Trust.
      However, a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the Auction Agent of such transfer.

CERTAIN CONSIDERATIONS AFFECTING AUCTION RATE SECURITIES
Role of Broker-Dealer
      Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC (each a “Broker-Dealer”) has been appointed by the issuers or obligors of various auction rate securities to serve as a dealer in the auctions for those securities and is paid by the issuers for its services. Broker-Dealer receives broker-dealer fees from such issuers at an agreed-upon annual rate that is applied to the principal amount of securities sold or successfully placed through Broker-Dealer in auctions.
      Broker-Dealer is designated in the Broker-Dealer Agreement as the Broker-Dealer to contact Existing Holders and Potential Holders and solicit Bids for the Preferred Shares. The Broker-Dealer will receive broker-dealer fees from the Trust with respect to the Preferred Shares sold or successfully placed through it in Auctions. The Broker-Dealer may share a portion of such fees with other dealers that submit Orders through it that are filled in the Auction.
Bidding by Broker-Dealer
      The Broker-Dealer is permitted, but not obligated, to submit Orders in Auctions for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion. If the Broker-Dealer submits an Order for its own account, it would have an advantage over other Bidders because Broker-Dealer would have knowledge of the other Orders placed through it in that Auction and thus, could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the Auction and (ii) the Auction will clear at a particular rate. For this reason, and because the Broker-Dealer is appointed and paid by the Trust to serve as a Broker-Dealer in the Auction, the Broker-Dealer’s interests in serving as Broker-Dealer in an Auction may differ from those of Existing Holders and Potential Holders who participate in Auctions. See “Role of Broker-Dealer.” The Broker-Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept Orders pursuant to a Broker-Dealer Agreement.
      Where Broker-Dealer is the only Broker-Dealer appointed by the Trust to serve as Broker-Dealer in the Auction, it would be the only Broker-Dealer that submits Orders to the Auction Agent in that Auction. As a result, in such circumstances, the Broker-Dealer could discern the clearing rate before the Orders are submitted to the Auction Agent and set the clearing rate with its Order.
      The Broker-Dealer routinely places bids in auctions for its own account to acquire securities for its inventory, to prevent an “Auction Failure” (which occurs if there is a lack of sufficient clearing bids and results in the auction rate being set at the maximum rate) or to prevent an auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for such securities. The Broker-Dealer may place one or more Bids in an Auction for its own account to acquire the Preferred Shares for its inventory, to prevent an Auction Failure or to prevent Auctions from clearing at a rate that the Broker-Dealer believes does not reflect the market for the Preferred Shares. The Broker-Dealer may place such Bids even after obtaining knowledge of some or all of the other Orders submitted through it. When Bidding in an Auction for its own account, the Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk. See “Price Talk.”
      The Broker-Dealer routinely encourages bidding by others in auctions for which it serves as broker-dealer. The Broker-Dealer also may encourage Bidding by others in Auctions, including to prevent an Auction Failure or to prevent an Auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the Preferred Shares. The Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.
      Bids by the Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Auction Rate — including preventing the Auction Rate from being set at the Maximum Rate or otherwise causing Bidders to receive a lower rate than they might have received had the Broker-Dealer not Bid or not encouraged others to Bid and (ii) the allocation of the Preferred Shares being auctioned — including displacing some Bidders who may have their Bids rejected or receive fewer Preferred Shares than they would have received if the Broker-Dealer had not Bid or encouraged others to Bid. Because of these practices, the fact that an Auction clears successfully does not mean that an investment in the Preferred Shares involves no significant liquidity or credit risk. The Broker-Dealer is not obligated to continue to place such Bids or to continue to encourage other Bidders to do so in any particular Auction to prevent an Auction Failure or an Auction from clearing at a rate the Broker-Dealer believes does not reflect the market for the Preferred Shares. Investors should not assume that the Broker-Dealer will place Bids or encourage others to do so or that Auction Failures will not occur. Investors should also be aware that Bids by the Broker-Dealer or by those it may encourage to place Bids may cause lower Auction Rates to occur.
      In any particular Auction, if all outstanding Preferred Shares are the subject of submitted Hold Orders, the Auction Rate for the next succeeding Auction Period will be the All Hold Rate (such a situation is called an “All Hold Auction”). If the Broker-Dealer holds any Preferred Shares for its own account on an Auction Date, it is the Broker Dealer’s practice to submit a Sell Order into the Auction with respect to such Preferred Shares, which would prevent that Auction from being an All Hold Auction. The Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same Auction, as set forth above.
Price Talk
      Before the start of an Auction, the Broker-Dealer, in its discretion, may make available to its customers who are Existing Holders and Potential Holders the Broker-Dealer’s good faith judgment of the range of likely clearing rates for the Auction based on market and other information. This is known as “Price Talk.” Price Talk is not a guaranty that the Auction Rate established through the Auction will be within the Price Talk, and Existing Holders and Potential Holders are free to use it or ignore it. The Broker-Dealer occasionally may update and change the Price Talk based on changes in Trust credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential Holders should confirm with the Broker-Dealer the manner by which the Broker-Dealer will communicate Price Talk and any changes to Price Talk.
“All-or-Nothing” Bids
      The Broker-Dealer will not accept “all-or-nothing” Bids (i.e., Bids whereby the Bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the Bidder to avoid Auction Procedures that require the pro rata allocation of Preferred Shares where there are not sufficient Sell Orders to fill all Bids at the Winning Bid Rate.
No Assurances Regarding Auction Outcomes
      The Broker-Dealer provides no assurance as to the outcome of any Auction. The Broker Dealer also does not provide any assurance that any Bid will be successful, in whole or in part, or that the Auction will clear at a rate that a Bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the Auction Rate on any Preferred Shares purchased or retained in the Auction may be lower than the market rate for similar investments.
      The Broker-Dealer will not agree before an Auction to buy Preferred Shares from or sell Preferred Shares to a customer after the Auction.
Deadlines
      Each particular Auction has a formal deadline by which all Bids must be submitted by the Broker-Dealer to the Auction Agent. This deadline is called the “Submission Deadline.” To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, the Broker-Dealer imposes an earlier deadline — called the “Internal Submission Deadline” — by which

Bidders must submit Bids to the Broker-Dealer. The Internal Submission Deadline is subject to change by the Broker-Dealer. Potential Holders should consult with the Broker-Dealer as to its Internal Submission Deadline. The Broker-Dealer may allow for correction of clerical errors after the Internal Submission Deadline and prior to the Submission Deadline. Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline.
Existing Owner’s Ability to Resell Auction Rate Securities May Be Limited
      An Existing Holder may sell, transfer or dispose of a Preferred Share (i) in an Auction, only pursuant to a Bid or Sell Order in accordance with the Auction Procedures, or (ii) outside an Auction, only to or through a Broker-Dealer.
      Existing Holders will be able to sell all of the Preferred Shares that are the subject of their Submitted Sell Orders only if there are Bidders willing to purchase all those Preferred Shares in the Auction. If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the Preferred Shares subject to such Submitted Sell Orders. As discussed above (see “Bidding by Broker-Dealer”), the Broker-Dealer may submit a Bid in an Auction to avoid an Auction Failure, but it is not obligated to do so. There may not always be enough Bidders to prevent an Auction Failure in the absence of the Broker-Dealer Bidding in the Auction for its own account or encouraging others to Bid. Therefore, Auction Failures are possible, especially if the Trust’s credit were to deteriorate, if a market disruption were to occur or if, for any reason, the Broker-Dealer were unable or unwilling to Bid.
      Between Auctions, there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide Existing Holders the ability to resell the Preferred Shares on the terms or at the times desired by an Existing Holder. Broker-Dealer, in its own discretion, may decide to buy or sell the Preferred Shares in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for the Preferred Shares. However, the Broker-Dealer is not obligated to make a market in the Preferred Shares and may discontinue trading in the Preferred Shares without notice for any reason at any time. Existing Holders who resell between Auctions may receive an amount less than par, depending on market conditions.
      If an Existing Holder purchased a Preferred Share through a dealer which is not the Broker-Dealer for the securities, such Existing Holder’s ability to sell its security may be affected by the continued ability of its dealer to transact trades for the Preferred Shares through the Broker-Dealer.
      The ability to resell the Preferred Shares will depend on various factors affecting the market for the Preferred Shares, including news relating to the Trust, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the Preferred Shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the Preferred Shares (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in “Securities and Exchange Commission Settlement” below) or press reports, financial reporting cycles and market conditions generally. Demand for the Preferred Shares may change without warning, and declines in demand may be short-lived or continue for longer periods.
Securities and Exchange Commission Settlement
      On May 31, 2006, the SEC announced that it had settled its investigation of fifteen firms, including Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Settling Broker-Dealers”), that participate in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, the Settling Broker-Dealers each agreed to pay a civil monetary penalty of $1,500,000. In addition, each Settling Broker-Dealer, without admitting or denying the SEC’s allegations, agreed to be censured, to cease and desist from violating certain provisions of the securities laws, and to provide to customers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Broker-Dealer to conduct the auction process in accordance with disclosed procedures. The Broker-Dealer can offer no assurance as to how the settlement may affect the market for auction rate securities or the Preferred Shares. No action was taken by the SEC against UBS Securities LLC, and UBS Securities LLC is not aware of any ongoing inquiries on this matter related to UBS Securities LLC.
DESCRIPTION OF COMMON SHARES
      In addition to the Preferred Shares, the Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each Common Share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the holders of Common Shares and/or by reducing the number of Common Shares owned by each respective holder of Common Shares. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accumulated dividends on each series of Preferred Shares have been paid through the most recent Dividend Payment Date for such series, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.
      The Trust’s Common Shares are traded on the American Stock Exchange under the symbol “IGR”.
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
      The Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust.
      The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.
      In addition, the Trust’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust’s shares, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of the Trust’s shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of the Trust’s shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of common shares or preferred shares of the Trust.
      The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

•	the issuance of any securities of the Trust to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan unless immediately after giving effect to such issuance, such Principal Shareholder beneficially owns less than 15% of the total voting power of the outstanding shares of all classes or series of common shares or preferred shares of the Trust;

•	the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•	the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
      To convert the Trust to an open-end investment company, the Trust’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the Trust’s shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all of the Trust’s shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the Common Shares. Following any such conversion, it is also possible that certain of the Trust’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the American Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.
      To liquidate the Trust, the Trust’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series.
      The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of the Trust’s shareholders generally. Reference should be made to the Amended and Restated Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.
REPURCHASE OF COMMON SHARES
      Shares of closed-end investment companies often trade at a discount to their net asset values, and the Common Shares may also trade at a discount to their net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Trust’s net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust’s common shareholders will not have the right to redeem their Common Shares, the Trust may take action to repurchase its Common Shares in the open market or make tender offers for its Common Shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase Preferred Shares to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the Preferred Shares at that time.
FEDERAL INCOME TAX MATTERS
      The following is a description of certain U.S. federal income tax consequences to an investor of acquiring, holding and disposing of Preferred Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders who own large positions in the Trust), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.
      The Trust intends to elect and to qualify each year for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. In order to qualify the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. The Trust intends to distribute substantially all of such income.
      Based in part on a lack of present intention on the part of the Trust to redeem the Preferred Shares at any time in the future, the Trust intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting for example that the Preferred Shares constitute debt of the Trust. If that position were upheld, distributions on the Preferred Shares would be considered interest, taxable as ordinary income regardless of the taxable earnings of the Trust.
      Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are taxable to shareholders as ordinary income to the extent of the Trust’s earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). The Trust will allocate long-term capital gain and ordinary income between the Common Shares and the Preferred Shares for each taxable year in proportion to the total dividends paid to each class for the taxable year. Due to the Trust’s expected investments, generally, dividends are not expected to qualify for the dividend received deduction or the reduced rate on qualified dividend income. Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends and other distributions.
      If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.
      The sale or other disposition of Preferred Shares will generally result in capital gain or loss to shareholders. Generally, a shareholder’s gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
      Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Trust. In addition, the Trust may be able to pass along a tax credit for foreign income taxes that its pays. The Trust will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.
      The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust’s shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.
      Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.
UNDERWRITING
      Citigroup Global Markets Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions of the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

Number of Preferred
Shares

Underwriter	Series TH	Series F

Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Securities LLC

Total

      The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares.
      The underwriters propose to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to dealers at the public offering price less a concession not to exceed $           per Preferred Share. The sales load the Trust will pay of $           per Preferred Share is equal to           % of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $           per Preferred Share on sales to other dealers. After the initial public offering of the Preferred Shares to the public, the underwriters may change the public offering price and other selling terms. Investors must pay for any Preferred Shares purchased on or before                     , 2007.

      The following table shows the sales load that the Trust will pay to the underwriters in connection with this offering:

Paid by the Trust

Per Share	$
Total	$
      The Trust estimates that its total expenses for this offering will be $                    .
      The Trust and the Advisor have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., dispose of or hedge any senior securities (as defined in the Investment Company Act) of the Trust, or any securities convertible into or exchangeable for senior securities. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to the lock-up agreements at any time without notice.
      The Trust and the Advisor have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities. Any indemnification by the Trust shall be subject to the requirements and limitations of Section 17(i) of the Investment Company Act.
      A prospectus in electronic format may be made available on the website maintained by the underwriters.
      Some of the underwriters have performed banking and advisory services for the Trust and its affiliates from time to time, for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with or perform services for the Trust and its affiliates in the ordinary course of business. An affiliate of Citigroup Global Markets Inc. is counterparty to the Trust in interest rate swap transactions with a notional value of $200 million.
      The Trust anticipates that from time to time, the underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.
      The Trust anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under “The Auction” and in the Statement of Additional Information.
      The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.
CUSTODIAN, TRANSFER AGENT, ACCOUNTING AGENT, ADMINISTRATOR
AND AUCTION AGENT
      The Custodian, Administrator, Accounting Agent, and Transfer Agent of the Trust is The Bank of New York. (“BNY”), located at One Wall Street, New York, New York 10286. As custodian BNY performs custodial services. As fund accountant, BNY calculates the Trust’s net asset value and performs fund accounting and portfolio accounting services. As administrator BNY generally assists in the administration and operation of the Trust. BNY will also serve as transfer agent and dividend paying agent with respect to the Common Shares.
      BNY is the Auction Agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.
      BNY is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

      The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.
LEGAL OPINIONS
      Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Morgan, Lewis & Bockius, LLP, Washington, DC and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Morgan, Lewis & Bockius LLP.
AVAILABLE INFORMATION
      The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, DC 20549, and at the SEC’s Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements and other information about the Trust can be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, NY 10019.
      This prospectus does not contain all of the information in the Trust’s registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.
      Additional information about the Trust and Preferred Shares can be found in the Trust’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust’s registration statement, other documents incorporated by reference and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.
PRIVACY PRINCIPLES OF THE TRUST
      The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.
      Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
      The Trust restricts access to nonpublic personal information about its shareholders to employees of the Trust’s investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION

$200,000,000
ING Clarion Global Real Estate Income Fund
Auction Preferred Shares
4,000 Shares, Series TH
4,000 Shares, Series F

PROSPECTUS
                    , 2007

Citigroup
Merrill Lynch & Co.
UBS Investment Bank

SUBJECT TO COMPLETION DATED JANUARY 9, 2007
The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
ING CLARION GLOBAL REAL ESTATE INCOME FUND
STATEMENT OF ADDITIONAL INFORMATION
     ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company. This Statement of Additional Information relating to the Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated                       , 2007 (the “Prospectus”). This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 433-8191. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus or the Statement attached as Appendix A.

USE OF PROCEEDS
     The Trust will invest the net proceeds of this offering to partially repay outstanding borrowings.
INVESTMENT OBJECTIVE AND POLICIES
     The Trust’s primary investment objective is high current income. The Trust’s secondary investment objective is capital appreciation.
INVESTMENT RESTRICTIONS
     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares of the Trust, including the Preferred Shares, if any, voting as a separate class:
     1. issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;
     2. make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt instruments consistent with the Trust’s investment objectives and policies, or the entry into repurchase agreements;
     3. underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;
     4. purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and REOCs, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust’s ownership of such other assets;
     5. purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool or commodity pool operator; or
     6. invest in excess of 25% of its total assets in any industry other than the real estate industry, except that the Trust may invest without limit in securities backed as to principal or interest by the credit of the United States of America or agencies or instrumentalities thereof.
     When used with respect to particular shares of the Trust, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.
     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Trust may not:
     1. make any short sale of securities except in conformity with applicable laws, rules and regulations;
     2. purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or
     3. purchase securities of companies for the purpose of operating such companies.
     Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other registered investment companies and up to 5% of its total assets in any one registered investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Trust’s advisory fees and other expenses with respect to assets so invested. Holders of Common Shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the Prospectus in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.
     The Trust has a non-fundamental policy of investing at least 80% of its total assets in “Real Estate Equity Securities” as defined in the Prospectus (as amended from time to time). If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Equity Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.
     In addition, to comply with U.S. federal tax requirements for qualification as a “regulated investment company,” the Trust’s investments will be limited in a manner such that at the close of each quarter of each taxable year, subject to certain exceptions, (a) no more than 25% of the value of the Trust’s total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust’s total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations are subject to applicable cure provisions and may be changed by the Board of Trustees to the extent appropriate in light of changes to applicable tax requirements.
INVESTMENT POLICIES AND TECHNIQUES
     The following information supplements the discussion of the Trust’s investment objectives, policies and techniques in the Prospectus.
Short-Term Fixed Income Securities
     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income securities are defined to include, without limitation, the following:
     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its own credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisor monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisor will consider the financial condition of the issuer (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the issuer’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the issuer were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated but determined to be of comparable quality by the Advisor and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
Short Sales
     The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation of a decline in the market price of that security. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.
     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
     The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
OTHER INVESTMENT POLICIES AND TECHNIQUES
Strategic Transactions
     Consistent with its investment objectives and policies as set forth herein and in the Prospectus, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities.

Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.
     Interest Rate Transactions. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and options. The Trust expects to enter into such transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date or, as discussed in the Prospectus, to hedge against increased Preferred Share dividend rates or increases in the Trust’s cost of borrowing. For a more complete discussion of interest rate transactions, see “Interest Rate Transactions” in the Prospectus.
     Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options (“calls”) on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be “covered” as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.
     Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options (“puts”) on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust’s assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at a price higher than the current market price.
     Forward Currency Contracts. Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisor believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.
     The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a correlation between the two currencies.
     The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.
     Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.
     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See “Tax Matters.”
Repurchase Agreements
     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Reverse Repurchase Agreements
     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.
     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities, and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.
Lending of Securities
     The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees (“Qualified Institutions”). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust’s investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust’s total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the American Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending securities, subject to review by the Board of Trustees.
     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.
MANAGEMENT OF THE TRUST
Investment Management Agreement
     ING Clarion RES acts as investment advisor to the Trust with respect to the investment of the Trust’s assets and supervises and arranges for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust. ING Clarion RES has complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights of such securities and other assets on behalf of the Trust.
     Although ING Clarion RES intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of ING Clarion RES are not exclusive and ING Clarion RES provides similar services to other investment companies and other clients and may engage in other activities.
     The investment management agreement was initially approved by the Board of Trustees at an in-person meeting held on December 17, 2003, and last re-approved on August 30, 2006 including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Trust’s Board of Trustees approved the continuation of the investment management agreement between ING Clarion RES and the Trust. In connection with its deliberation with respect to the investment management agreement, the Board of Trustees considered a range of information (“Board Materials”) provided to the Board of Trustees by ING Clarion RES, and was represented by independent counsel. Overall, the Board of Trustees concluded that continuation of the investment management agreement was in the best interests of the Trust and its shareholders, as well as consistent with the expectations of the Trust’s shareholders. In determining to approve the investment management agreement, the Board of Trustees took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. In accordance with regulations promulgated by the SEC, a summary of the material factors taken into consideration by the Board of Trustees and by the Trust’s disinterested trustees, in approving the investment management agreement, including the Board’s conclusions with respect to these factors, appears below.
      In particular, the Board of Trustees considered the nature, extent and quality of advisory services provided by ING Clarion RES. The Board of Trustees considered both the performance of the Trust, as well as other services provided to the Trust by ING Clarion RES. In concluding that the services provided by ING Clarion RES were satisfactory and supported continuation of the investment management agreement, the Board of Trustees evaluated ING Clarion RES’s personnel, experience, investment process (including brokerage practices), track record, and compliance program, as well as the administrative oversight of the Trust’s operations provided by ING Clarion RES and the resources ING Clarion RES devoted to the Trust, including the additional personnel added to support the Trust’s operations. In making its conclusion, the Board of Trustees found that the nature, extent and quality of these services provided by ING Clarion RES to the Trust supported renewal of the investment management agreement. Based on the Board of Trustees’ evaluation of the Trust’s recent and long-term performance relative to its peer groups and appropriate indices/benchmarks, in light of total return, yield and economic and market trends and market risk expectations, the Board of Trustees concluded that the Trust’s performance (both actual performance and comparable performance), particularly in light of the Trust’s income objective was satisfactory, and generally above average as compared to the performance achieved by a peer group of investment companies similarly managed by third parties and other accounts managed by ING Clarion RES, as well as appropriate performance indices, and supported renewal of the investment management agreement.
      The Board of Trustees also considered the level of compensation and other benefits received by ING Clarion RES as a result of its relationship with the Trust. The Board of Trustees took into account the quality of ING Clarion RES’s services as well as advisory fees charged to other comparable closed-end global real estate funds, which fell within a relatively tight band, and other assets comparably managed by ING Clarion RES. Based on this review, the Board of Trustees concluded that the advisory fee structure under the investment management agreement was reasonable and supports renewal of the investment management agreement. During the course of its review, the Board of Trustees also considered information relating to the costs incurred by ING Clarion RES in connection with the provision of services to the Trust and the potential that ING Clarion RES may realize “fall out benefits” as a result of its relationship with the Trust. The Board of Trustees concluded that, based on the profit levels reported by ING Clarion RES and in light of the specific circumstances of the Trust, the advisory fees paid to ING Clarion RES has not resulted in a profit (including allowance for return on entrepreneurial risk) to ING Clarion RES that is excessive or beyond the range that would have been negotiated at arm’s length. In this regard, the Board of Trustees did not specifically consider the potential for realization of economies of scale because the Trust is a closed-end vehicle with limited potential for asset growth. The Board of Trustees further concluded that the sufficient profitability of ING Clarion RES to remain a sustainable business and to attract and retain talented employees supported renewal of the investment management agreement.
     The investment management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, ING Clarion RES is not liable to the Trust or any of the Trust’s shareholders for any act or omission by ING Clarion RES in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust’s shareholders and provides for indemnification by the Trust of ING Clarion RES, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.
     The agreement provides for the Trust to pay a management fee at an annual rate equal to 0.85% of the average weekly value of the Trust’s Managed Assets. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Trust or by ING Clarion RES, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).
Portfolio Managers
     The Trust’s portfolio is managed by a team including T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith. Each one has been a portfolio manager of the Trust since the Trust began operations. Mr. Ferguson provides portfolio management and securities analysis oversight. Mr. Burton leads the international portfolio team, and Mr. Smith leads the United States portfolio team. The Portfolio Managers serve on ING Clarion RES’s Investment Committee and participate in daily Investment Committee meetings. ING Clarion RES’s Investment Committee is supported in its research activities by ING Clarion RES’s research team.
     Other Accounts Managed (as of September 30, 2006). The Portfolio Managers are also collectively responsible for the day-to-day management of all of ING Clarion RES’s other accounts, as indicated by the following table. As Chief Investment Officer of ING Clarion RES, Mr. Ferguson provides oversight for all accounts under management.

				Number of Accounts	Total Assets in Accounts
		Number of	Total Assets	Managed with Advisory Fee	Managed with Advisory Fee
Name of Portfolio Managers	Type of Accounts	Accounts Managed	in the Accounts	Based on Performance	Based on Performance
T. Ritson Ferguson	Registered Investment Companies	18	$9,849,600,000	0	$0
	Other Pooled Investment Vehicles	6	$2,762,200,000	6	$337,400,000
	Other Accounts	53	$337,400,000	3	$456,700,000

Steven D. Burton	Registered Investment Companies	14	$9,107,800,000	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	25	$1,673,800,000	1	$380,000,000

Joseph P. Smith	Registered Investment Companies	4	$741,800,000	0	$0
	Other Pooled Investment Vehicles	6	$337,400,000	6	$337,400,000
	Other Accounts	28	$1,088,400,000	2	$76,700,000
     Potential Conflicts of Interest. ING Clarion RES does not believe that any material conflicts of interest exist as a result of the Portfolio Managers managing the Trust and managing the other accounts noted above. The investment strategies of the Trust and the other accounts managed by the Portfolio Managers do not materially conflict in any way.
     ING Clarion RES will frequently recommend purchases or sales of the same portfolio securities for the Trust and its other clients. In such circumstances, it will be the policy of ING Clarion RES to allocate purchases and sales among the Trust and its other clients in a manner which ING Clarion RES deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

     Compensation. Compensation of the Portfolio Managers includes a fixed salary plus a bonus and deferred compensation. The bonus is based upon the profitability of the Adviser which is, in part, dependent upon the value of the total assets under management, including Trust assets. However, compensation is not directly based upon the Trust’s performance nor the value of the Trust’s assets.
     Ownership of Trust Shares. The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of September 30, 2006.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$100,000-$500,000

Steven D. Burton	$100,000-$500,000

Joseph P. Smith	$10,001-$50,000
Trustees and Officers
     The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Board of Trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are non-interested trustees (as defined in the Investment Company Act) (the “Independent Trustees”) are denoted without an asterisk. The business address of the Trust, ING Clarion RES and the Trust’s board members and officers is 259 North Radnor-Chester Road, Second Floor, Radnor, PA 19087, unless specified otherwise below.

				Number of
				Funds in The
		Term of Office		Fund Complex
		and Length of	Principal Occupation During	Overseen by	Other Directorships held
Name and Age	Title	Time Served	The Past Five Years	Trustee	by Trustee
Interested Trustees:

T. Ritson Ferguson* Age: 47	Trustee, President and Chief Executive Officer	Served since February 18, 2004. (1)	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1993.	2	Board Member of the Community Coalition of Chester County (since 2005).

Jarrett B. Kling* Age: 63	Trustee	Served since February 18, 2004. (1)	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust (1995 to Present); National Trustee of the Boy’s and Girl’s Club of America (1997 to Present); Board of Old Mutual Advisor Funds (Since 2005).

Independent Trustees:

Asuka Nakahara Age: 50	Trustee	Served since February 18, 2004. (1)	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of	2	Advisory Board Member of the HBS Club of Philadelphia (2000 to Present); Advisory Board Member of the Philadelphia

				Number of
				Funds in The
		Term of Office		Fund Complex
		and Length of	Principal Occupation During	Overseen by	Other Directorships held
Name and Age	Title	Time Served	The Past Five Years	Trustee	by Trustee
			Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to September 1, 1998; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.		Foundation (2004 to Present); Board Member of the Children’s Hospital of Philadelphia (2006 to Present).

Frederick S. Hammer Age: 70	Trustee	Served since February 18, 2004. (1)	Co-Chairman of Inter- Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non- executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd.; (1998 to Present) Director on the Boards of Tri-Arc Financial Services, Inc.(1989-2004) and Magellan Insurance Company Ltd.(1995-2004); former Director of Medallion Financial Corporation (1999-2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989); trustee of the Madison Square Boys and Girls Club (1978 to Present).

Richard L. Sutton Age: 71	Trustee	Served since February 18, 2004. (1)	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnell 1966-2000.	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of Wilmington Country Club (1999 to 2004); Grand Opera House,Inc., (1976 to 1992); University of Delaware Library Associates,Inc. (1981 to 1999); Wilmington Club (1987 to 2003); American Judicature Society (1995 to 1999).

John Bartholdson Age: 62	Trustee/Audit Committee Financial Expert	Served since August 23, 2004. (1)	Senior Vice President and CFO of Triumph Group, Inc., 1993-present.	2	Philadelphia/ Washington Advisory Board of FM Global (since 2004); Board member of Old Mutual Advisor Funds, Old Mutual Advisor Funds, II and Old Mutual Insurance Series Fund (since 2004).

Officers:

Length of
Name and Age	Title	Time Served	Principal Occupation During the Past Five Years
Jonathan A. Blome Age: 29	Chief Financial Officer	since 2006	2005-present ING Clarion Real Estate Securities — Vice President —Operations 2000-2005 Ernst & Young, LLP Senior Supervising Auditor—Financial Services Practice

Vincent P. McDevitt Age: 40	Secretary and Chief Compliance Officer	since 2006	2004 — 2006 Turner Investment Partners — Sr. Compliance Officer 1989 — 2004 The Vanguard Group — Compliance Administrator

*	“Interested person” of the Trust as defined in the Investment Company Act. Messrs. Ferguson and Kling are interested persons due to their employment with the Advisor.
(1)	After a trustee’s initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:
•	Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders

•	Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders

•	Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders
     The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trustees of the trust own the following amounts of shares of the Trust and other funds in the fund complex. The value of shares held are stated in accordance with the requirements of the SEC. The value of shares of funds in the fund complex is determined on the basis of net asset value of the class of shares held as of December 31, 2005. The table reflects the Trust’s beneficial ownership of shares in the fund complex. Beneficial ownership is determined in accordance with the rules of the SEC.

Aggregate Dollar Range of
Equity Securities in Family of
	Dollar Range of	Registered Investment
	Equity Securities in	Companies Overseen by
Name of Director	the Trust(1)	Trustees(2)
T. Ritson Ferguson	Over $100,000	Over $100,000
Jarrett B. Kling	Over $100,000	Over $100,000
Asuka Nakahara	$10,001 – $50,000	$10,001 – $50,000
Frederick S. Hammer	$10,001 – $50,000	$10,001 – $50,000
Richard L. Sutton	Over $100,000	Over $100,000
John Bartholdson	$10,001 – $50,000	$10,001 – $50,000

(1)	As of September 30, 2006.

(2)	The “family of registered investment companies” includes the Trust and ING Clarion Real Estate Income Fund.

     The fees and expenses of the Independent Trustees are paid by the Trust. The trustees who are members of the ING Clarion organization receive no compensation from the Trust. The Independent Trustees received from the Trust the amounts set forth below for the Trust’s calendar year ending December 31, 2005.

Name of Board	Estimated Compensation	Total Compensation
Member	From the Trust	From the Fund Complex
T. Ritson Ferguson	$0	$0
Jarrett B. Kling	$0	$0
Asuka Nakahara	$11,000	$22,000
Frederick S. Hammer	$8,000	$16,000
Richard L. Sutton	$11,000	$22,000
John Bartholdson	$11,000	$22,000
     The Board of Trustees of the Trust currently has two committees: an Audit Committee and a Nominating Committee.
     The Audit Committee consists of Messrs. Nakahara, Hammer, Sutton and Bartholdson. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent accountants.
     The Nominating Committee Consists of Messrs. Nakahara, Hammer, Sutton and Bartholdson. The Nominating Committee makes recommendations to the full Board of Trustees with respect to candidates for the Board of Trustees. The Nominating Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include: (i) the name of the shareholder and evidence of the person’s ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and (ii) the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a trustee of the Trust and the person’s consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees. The shareholder recommendation and information described above must be sent to the Trust’s Secretary, c/o the Advisor at 259 North Radnor-Chester Road, Second Floor, Radnor, Pennsylvania 19087 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Trust’s most recent annual meeting of shareholders.
     No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of ING Clarion RES or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with ING Clarion RES.
     Two meetings of the Audit Committee have been held in the current fiscal year. No meetings of the Nominating Committee were held in the current fiscal year.
Codes of Ethics
     The Trust and the Advisor have adopted respective codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Proxy Voting Procedures
     The Board of Trustees has adopted the proxy voting procedures of the Advisor and delegated the voting of Trust securities to the Advisor pursuant to these procedures. Under these procedures, the Advisor will vote the Trust’s securities in the best interests of the Trust’s shareholders. A copy of the proxy voting procedures of the Advisor are attached as Appendix D to this Statement of

Additional Information. Information on how the Trust voted proxies related to its portfolio securities for the most recent 12-month period ended June 30th will be available (i) free of charge by calling 1-800-433-8191 and requesting a copy of the voting record, and (ii) on the Commission’s website at www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Trust and brokerage commission rate are made by the Advisor. Transactions on stock exchanges involve the payment by the Trust of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In certain instances the Trust may make purchases of underwritten issues at prices which include underwriting fees.
     In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Trust on a continuing basis. Accordingly, the cost of the brokerage commissions to the Trust in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Trust to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor’s ongoing responsibilities with respect to the Trust. Research and investment information may be provided by these and other brokers at no cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Trust. While this information may be useful to varying degrees and may tend to reduce the Advisor’s expenses, it is not possible to estimate its value and in the opinion of the Advisor it does not reduce the Advisor’s expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is not a formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Trust and its shareholders. The Advisor may also take into account payments made by brokers effecting transactions for the Trust to other persons on behalf of the Trust for services provided to the Trust for which Trust would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution and approval by the Independent Trustees, the Advisor may consider sales of shares of the Trust as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Trust.
     One or more of the other investment companies or accounts which the Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Board of Trustees that this advantage, when combined with the other benefits available due to the Advisor’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES
General
     Securities Depository. The Depository Trust Company (“DTC”) will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Such nominee will be the holder of record of all the shares of each series of Preferred Shares and beneficial owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.
Concerning the Auction Agent
     The Auction Agent will act as agent for the Trust in connection with auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.
     The Auction Agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the Auction Agent’s registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under “The Auction — Secondary Market Trading and Transfers of Preferred Shares” in the Prospectus and notices from the Trust. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 1:00 p.m., New York City time, on the business day preceding such auction.
     The Auction Agent may terminate its Auction Agency Agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.
Broker-Dealers
     The Auction Agent after each auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a Dividend Period of 7 days or fewer, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.
     The Trust may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.
     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.
REPURCHASE OF COMMON SHARES
     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
     Notwithstanding the foregoing, at any time when the Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.
     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.
     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Common Shares trading at a price equal to their net asset value. Nevertheless, the fact that the Common Shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     In addition, a purchase by the Trust of its Common Shares will decrease the Trust’s Managed Assets which would likely have the effect of increasing the Trust’s expense ratio. Any purchase by the Trust of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.
     The decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue. Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would likely consider the factors the trustees consider relevant, which would likely include the extent and duration of the discount, the liquidity of the Trust’s portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on its considerations, even if the Trust’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.
U.S. FEDERAL INCOME TAX MATTERS
     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, (including shareholders owning large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.
Taxation of the Trust
     The Trust has elected and intends to qualify each year for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. The Trust intends to distribute substantially all of such income.
     In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, (ii) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded

Partnership), and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust, subject to certain exceptions and cure periods, (i) at least 50% of the value of the Trust’s assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Trust’s assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust’s assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), any two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses or any one or more Qualified Publicly Traded Partnerships.
     As mentioned above, as a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a “preferential” dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that the former is entitled (without reference to waivers of their rights by shareholders) to such preference). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.
     Based in part on a lack of present intention on the part of the Trust to redeem the Preferred Shares at any time in the future, the Trust intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Trust. If that position was upheld distributions on the Preferred Shares would be considered interest taxable as ordinary income regardless of the taxable earnings of the Trust.
     The IRS has taken the position in a revenue ruling that if a regulated investment company has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including net capital gains. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, if both Common Shares and Preferred Shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes’ proportionate shares of such income. Thus, capital gain dividends, ordinary income dividends and other distributions will be allocated between the holders of Common Shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year.
     If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. Limits on the Trust’s payment of dividends may prevent the Trust from meeting the 90% distribution requirement described above and may therefore jeopardize the Trust’s qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.
     If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Trust’s earnings and profits. Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders.
     The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains over capital losses (adjusted for certain ordinary losses), determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years, on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.
Taxation of Shareholders
     Dividends paid by the Trust from its investment company taxable income (referred to hereinafter as “ordinary income dividends”) are taxable to shareholders as ordinary income to the extent of the Trust’s earning and profits. Such dividends (if designated by the Trust) may qualify (provided holding period and other requirements are met by both the Trust and the shareholders) (i) for the dividends received deduction in the case of corporate stockholders, to the extent the Trust’s income consists of dividend income received from U.S. corporations, and (ii) qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Dividends paid by a REIT are not generally eligible for the reduced dividend rate. Due to the Trust’s expected investments, in general, distributions to shareholders will not be eligible for the dividends received deduction allowed to corporate shareholders, and will not qualify for the reduced rate on qualified dividend income. Distributions attributed to net capital gains (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under current law, the maximum tax rate on net long-term capital gain of individuals has been reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2010. Distributions attributable to unrecaptured Section 1250 gain, if any, will be subject to a 25% tax. Distributions in excess of the Trust’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any capital gain dividends, ordinary income dividends and other distributions.
     The sale or other disposition of the Preferred Shares will generally result in capital gain or loss to shareholders. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the shares will be treated as short-term capital gain or loss. However, any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, the maximum rate of income tax on short-term capital gains is currently 35% applicable to ordinary income while the maximum rate of income tax on long-term capital gains is currently 15%.
     If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.
     A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.
     The Trust is required in certain circumstances to backup withhold currently at a rate of 28% on taxable dividends and certain other payments paid to non-corporate holders of the Trust’s shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
Investments of the Trust
     The Trust may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice recently issued by the Internal Revenue Service, a portion of the Trust’s income that is attributable to the Trust’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”), including as a result of the Trust’s investment in a REIT, will be subject to U.S. federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Trust, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a charitable remainder trust qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign investor, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.
     The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations (“junk bonds” or “high yield bonds”). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. Because such income may not be matched by a corresponding cash distribution to the Trust, the Trust may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for certain U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a qualifying corporation, dividend payments by the Trust may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.
     Investment income that may be received by the Trust from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Trust to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Trust’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Trust may elect to “pass through” to the Trust’s shareholders the amount of foreign taxes paid by the Trust. If the Trust so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Trust, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Trust representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Trust for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Trust must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.
     Investment by the Trust in certain “passive foreign investment companies” could subject the Trust to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Trust to mitigate the effect of these provisions but such elections generally accelerate the recognition of income without the receipt of cash.
     Certain of the Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gain or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.
     The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.
EXPERTS
     The financial statements audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database of the SEC’s website at http://www.sec.gov or, at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

ING Clarion Global Real Estate Income Fund
Portfolio of Investments June 30, 2006 (unaudited)

		U.S. $
Shares		Value

	Common Stock – 123.9%
	Real Estate Investment Trusts (“REIT”) – 123.9%
	Australia – 14.7%
29,967,000	DB RREEF Trust	$32,616,725
34,035,794	Investa Property Group	55,378,279
14,384,178	Macquarie CountryWide Trust	19,449,834
11,059,530	Macquarie Goodman Industrial Trust	49,300,052
28,584,000	Macquarie ProLogis Trust	23,784,854
8,484,633	Westfield Group	109,242,362

		289,772,106

	Canada – 12.2%
1,761,900	Boardwalk Real Estate Investment Trust	40,637,294
464,700	Calloway Real Estate Investment Trust	10,216,631
500,000	Crombie Real Estate Investment Trust	5,013,038
748,500	Dundee Real Estate Investment Trust	18,980,038
884,800	H&R Real Estate Investment Trust	18,283,162
2,722,900	InnVest Real Estate Investment Trust	29,968,794
700,000	Primaris Retail Real Estate Investment Trust	10,228,397
879,900	Retirement Residences Real Estate Investment Trust	6,052,725
2,276,600	RioCan Real Estate Investment Trust	44,299,635
2,166,800	Summit Real Estate Investment Trust	49,878,680
691,000	Sunrise Senior Living Real Estate Investment Trust	6,368,807

		239,927,201

	Finland – 0.4%
773,000	Sponda Oyj	7,907,170

	France – 6.8%
403,500	Societe de la Tour Eiffel	47,724,003
489,478	Unibail	85,306,206

		133,030,209

	Hong Kong – 3.6%
35,700,000	Agile Property Holdings Ltd. (a)	21,373,117
12,988,000	China Overseas Land & Investment Ltd.	7,901,159
8,133,000	Hang Lung Properties Ltd.	14,555,002
2,400,000	Sun Hung Kai Properties Ltd.	24,472,769
1,153,000	The Link REIT(a)	2,308,375

		70,610,422

	Japan – 3.3%
2,388	Japan Retail Fund Investment Corp.	18,800,682
1,025,000	Mitsubishi Estate Co., Ltd.	21,788,479
668,000	Mitsui Fudosan Co., Ltd.	14,521,104
934	Nippon Building Fund, Inc.	9,069,151

		64,179,416

	Netherlands – 11.4%
116,780	Corio NV	7,261,467
357,401	Eurocommercial Properties NV	13,691,441
1,136,730	Nieuwe Steen Investments NV	30,523,070
494,786	Rodamco Europe NV	48,493,235
417,161	VastNed Retail NV	33,871,078
934,400	Wereldhave NV	90,862,283

		224,702,574

	United Kingdom – 8.6%
1,167,200	British Land Co. Plc	27,265,581
1,209,242	Hammerson Plc	26,480,797
1,604,300	Land Securities Group Plc	53,232,167
853,400	Liberty International Plc	16,810,025
3,923,700	Slough Estates Plc	44,377,045

		168,165,615

	United States – 62.9%
115,300	Acadia Realty Trust	2,726,845
147,300	AMB Property Corp.	7,446,015
898,200	American Campus Communities, Inc.	22,320,270
289,000	Apartment Investment & Management Co. – Class A	12,557,050
1,162,000	Archstone-Smith Trust	59,110,940
65,200	AvalonBay Communities, Inc.	7,212,424
322,500	BNP Residential Properties, Inc.	5,498,625
422,000	Boston Properties, Inc.	38,148,800
1,243,330	Brandywine Realty Trust	39,997,926
1,146,700	Camden Property Trust	84,339,785
1,231,800	Cedar Shopping Centers, Inc.	18,132,096
402,900	Colonial Properties Trust	19,903,260
570,700	Commercial Net Lease Realty	11,385,465
419,300	Developers Diversified Realty Corp.	21,879,074
532,600	Equity Office Properties Trust	19,445,226
1,208,500	Extra Space Storage, Inc.	19,626,040
87,000	Federal Realty Investment Trust	6,090,000
1,211,100	First Industrial Realty Trust, Inc.	45,949,134
315,000	Glenborough Realty Trust, Inc.	6,785,100
1,151,600	GMH Communities Trust	15,178,088
675,000	Gramercy Capital Corp.	17,482,500
856,200	Health Care REIT, Inc.	29,924,190
2,697,530	Heritage Property Investment Trust	94,197,748
371,000	Hersha Hospitality Trust	3,446,590
308,000	Hospitality Properties Trust	13,527,360
941,484	HRPT Properties Trust	10,883,555
717,600	iStar Financial, Inc.	27,089,400
1,580,990	Liberty Property Trust	69,879,758
2,733,400	Maguire Properties, Inc.	96,133,678

See notes to financial statements.

ING Clarion Global Real Estate Income Fund     Portfolio of Investments (unaudited) continued

		U.S. $
Shares		Value

	Common Stock (continued)
637,700	Mid-America Apartment Communities, Inc.	$35,551,775
2,611,100	Nationwide Health Properties, Inc.	58,775,861
170,700	New Plan Excel Realty Trust	4,214,583
1,994,070	OMEGA Healthcare Investors, Inc.	26,361,605
297,000	Pan Pacific Retail Properties, Inc.	20,602,890
994,000	Pennsylvania Real Estate Investment Trust	40,127,780
325,000	ProLogis	16,939,000
714,700	Reckson Associates Realty Corp.	29,574,286
364,700	Regency Centers Corp.	22,666,105
457,400	SL Green Realty Corp.	50,071,578
171,100	Sovran Self Storage, Inc.	8,690,169
1,144,100	Spirit Finance Corp.	12,882,566
466,900	Strategic Hotels & Resorts, Inc.	9,683,506
662,500	The Macerich Co.	46,507,500
500,300	Trizec Properties, Inc.	14,328,592
800,000	Trustreet Properties, Inc.	10,552,000
200,000	U-Store-It Trust	3,772,000

		1,237,598,738

	Total Common Stock (cost $1,887,331,807)	2,435,893,451

	Master Limited Partnerships – 0.6%
	United States – 0.6%
340,909	Verde Realty MLP (cost $11,249,997)	11,249,997

	Limited Liability Company – 0.1%
	United States – 0.1%
37,879	Verde Realty LLC (cost $1,250,007)	1,250,007

	Preferred Stock – 15.2%
	Real Estate Investment Trusts (“REIT”) – 15.2%
	United States – 15.2%
125,800	Affordable Residential Communities, Series A	2,874,530
450,000	Alexandria Real Estate Corp., Series C	11,772,000
80,500	Apartment Investment & Management Co., Series U	1,980,300
400,000	Apartment Investment & Management Co., Series V	9,980,000
400,000	Apartment Investment & Management Co., Series Y	9,975,000
174,000	Associated Estates Realty Corp.	4,480,500
207,700	Cedar Shopping Centers, Inc.	5,445,894
125,000	Digital Realty Trust, Inc., Series B	2,968,750
200,800	Duke Realty Corp., Series M	4,929,640
126,800	Eagle Hospitality Properties Trust, Inc., Series A	3,100,260
337,500	Equity Inns, Inc., Series C	8,521,875
20,000	FelCor Lodging Trust, Inc.	490,000
430,700	Glimcher Realty Trust, Series G	10,767,500
520,000	Health Care REIT, Inc., Series F	13,067,600
905,600	Host Marriot Corp, Series E	24,451,200
222,600	Innkeepers USA Trust, Series C	5,498,220
1,015,000	iStar Financial, Inc., Series I	24,816,750
200,000	LaSalle Hotel Properties	4,760,000
523,200	LaSalle Hotel Properties, Series E	13,210,800
36,000	LBA Realty Fund II – WBP, Inc., Series A	1,762,877
170,000	LBA Realty Fund II – WBP, Inc., Series B	3,536,000
1,000,000	LTC Properties, Inc., Series F	24,940,000
291,800	Maguire Properties, Inc., Series A	7,207,460
200,000	Mid-America Apartment Communities, Inc., Series H	5,086,000
120,000	OMEGA Healthcare Investors, Inc., Series D	3,074,400
240,000	RAIT Investment Trust, Series A	5,724,000
160,000	RAIT Investment Trust, Series B	4,024,000
192,500	SL Green Realty Corp., Series C	4,716,250
200,000	SL Green Realty Corp., Series D	5,060,000
275,000	Strategic Hotels & Resorts, Inc. (b)	6,960,937
400,000	Strategic Hotels & Resorts, Inc., Series B	10,125,000
363,600	Strategic Hotels & Resorts, Inc., Series C	9,053,640
368,000	Sunstone Hotel Investors, Inc., Series A	9,273,600
342,600	Taubman Centers, Inc., Series G	8,864,775
573,500	Taubman Centers, Inc., Series H	14,280,150
464,400	Winston Hotels, Inc., Series B	11,479,968

	Total Preferred Stock (cost $297,976,476)	298,259,876

	Convertible Preferred Stock – 1.7%
	Real Estate Investment Trusts (“REIT”) – 1.7%
	United States – 1.7%
974,000	FelCor Lodging Trust, Inc., Series A	23,755,860
200,000	Ramco-Gershenson Properties Trust, 7.95%, Series C	5,960,000
200,000	Windrose Medical Properties Trust, 7.50%, Series A	5,040,000

	Total Convertible Preferred Stock (cost $32,130,721)	34,755,860

See notes to financial statements.

ING Clarion Global Real Estate Income Fund     Portfolio of Investments (unaudited) continued

		U.S. $
Shares		Value

	Investment Companies – 2.9%
	United Kingdom – 2.9%
399,119	Eurocastle Investment Ltd.	$14,289,336
15,495,600	ING UK Real Estate Income Trust, Ltd. +	32,887,224
4,620,000	Insight Foundation Property Trust, Ltd.	11,172,485

	Total Investment Companies (cost $45,646,790)	58,349,045

	Total Investments – 144.4% (cost $2,275,585,798)	2,839,758,236
	Liabilities in Excess of Other Assets – (8.3%)	(163,367,280)
	Preferred shares, at redemption value – (36.1%)	(710,000,000)

	Net Assets Applicable to Common Shares – 100% (c)	$1,966,390,956

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the securities amounted to $6,960,937 or 0.4% of net assets.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

		Dividend Income
Affiliate	Net Activity	(in Thousands)

ING UK Real Estate Income Trust, Ltd.	—	$780,266

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities June 30, 2006 (unaudited)

Assets
Investments, at value (cost $2,248,079,652)	$2,806,871,012
Investment in affiliate (cost $27,506,146)	32,887,224
Cash (including foreign currency of $809,082, a cost of $825,694)	810,065
Dividends receivable	18,316,728
Unrealized appreciation on swap contracts	10,329,723
Dividend withholding reclaims receivable	1,472,081
Other assets	48,759

Total Assets	2,870,735,592

Liabilities
Line of credit payable	191,058,000
Management fee payable	1,367,142
Dividends payable — preferred shares	848,410
Accrued expenses and other liabilities	1,071,084

Total Liabilities	194,344,636

Preferred Shares, at redemption value
$0.001 par value per share; 28,400 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	710,000,000

Net Assets Applicable to Common Shares	$1,966,390,956

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 101,161,287 shares issued and outstanding	$101,161
Additional paid-in capital	1,439,286,634
Distributions in excess of net investment income	(101,004,896)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	53,411,407
Net unrealized appreciation on investments, swap contracts and foreign currency denominated assets and liabilities	574,596,650

Net Assets Applicable to Common Shares	$1,966,390,956

Net Asset Value Applicable to Common Shares
(based on 101,161,287 common shares outstanding)	$19.44

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Statement of Operations For the Six Months Ended June 30, 2006 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $4,936,462)	$75,992,838
Interest	4,450

Total Investment Income		$75,997,288

Expenses
Management fees	11,657,096
Interest expense on line of credit	3,793,851
Auction agent fees — preferred shares	895,980
Administration fees	281,753
Transfer agent fees	208,193
Custodian fees	200,376
Printing fees	167,674
Insurance fees	90,612
Audit fees	38,300
Legal fees	36,415
Trustees’ fees and expenses	35,056
AMEX listing fee	7,438
Rating agency fees	5,654
Miscellaneous expenses	17,184

Total Expenses		17,435,582
Management fee waived		(3,428,558)

Net Expenses		14,007,024

Net Investment Income		61,990,264

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		29,624,474
Swap contracts		1,251,044
Foreign currency transactions		(90,350)

		30,785,168

Net change in unrealized appreciation/depreciation on:
Investments		212,365,816
Swap contracts		4,460,738
Foreign currency denominated assets and liabilities		162,713

		216,989,267

Net Gain on Investments, Swap Contracts and Foreign Currency Transactions		247,774,435

Dividends and Distributions on Preferred Shares from
Net investment income		(16,507,128)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$293,257,571

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the Six Months
	Ended	For the Year
	June 30, 2006	Ended
	(unaudited)	December 31, 2005

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$61,990,264	$110,561,522
Net realized gain on investments, swap contracts and foreign currency transactions	30,785,168	28,137,989
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	216,989,267	18,561,414
Dividends and distributions on Preferred Shares from net investment income	(16,507,128)	(23,717,912)

Net increase in net assets applicable to Common Shares resulting from operations	293,257,571	133,543,013

Dividends and Distributions on Common Shares*
Distribution of net investment income	(69,801,288)	(139,299,092)
Distribution of capital gains	—	(17,197,419)

Total dividends and distributions on Common Shares	(69,801,288)	(156,496,511)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	88,896

Net increase from capital share transactions	—	88,896

Net Increase (Decrease) in Net Assets	223,456,283	(22,864,602)
Net Assets Applicable to Common Shares
Beginning of period	1,742,934,673	1,765,799,275

End of period (net of distributions in excess of net investment income of $101,004,896 and $76,686,744, respectively)	$1,966,390,956	$1,742,934,673

*	The final determination of the source of the 2006 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows For the Six Months Ended June 30, 2006 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$293,257,571

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Used in Operating and Investing Activities:
Increase in unrealized appreciation on swap contracts	(4,460,738)
Net change in unrealized appreciation/depreciation on investments	(212,365,816)
Net realized gain on investments	(29,624,474)
Cost of long-term securities purchased	(244,191,999)
Proceeds from sale of long-term securities	186,175,400
Decrease in receivable for investment securities sold	79,596,319
Decrease in dividends receivable	371,847
Increase in reclaims receivable	(364,568)
Decrease in other assets	81,904
Decrease in payable for investment securities purchased	(82,350,731)
Increase in management fee payable	79,158
Increase in accrued expenses and other liabilities	479,543

Net Cash Used in Operating and Investing Activities	(13,316,584)

Cash Flows from Financing Activities:
Cash distributions paid on Common Shares	(69,801,288)
Increase in line of credit payable	71,596,000
Increase in dividends payable — preferred shares	38,241

Net Cash Provided by Financing Activities	1,832,953

Net decrease in cash	(11,483,631)
Cash at Beginning of Period	12,293,696

Cash at End of Period	$810,065

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Financial Highlights

	For the
	Six Months			For the Period
	Ended		For the	February 18, 2004(1)
	June 30, 2006		Year Ended	through
Per share operating performance for a Common Share	(unaudited)		December 31, 2005	December 31, 2004
outstanding throughout the period

Net asset value, beginning of period	$17.23		$17.46	$14.33(2)

Income from investment operations
Net investment income(3)	0.61		1.09	0.84
Net realized and unrealized gain on investments, swap contracts and foreign currency transactions	2.45		0.46	3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.16)		(0.23)	(0.08)

Total from investment operations	2.90		1.32	3.88

Dividends and distributions on Common Shares
Net investment income	(0.69)		(1.38)	(0.75)
Capital gains	—		(0.17)	—

Total dividends and distributions to Common Shareholders	(0.69)		(1.55)	(0.75)

Net asset value, end of period	$19.44		$17.23	$17.46

Market value, end of period	$17.87		$16.30	$15.21

Total investment return(5)
Net asset value	16.95%		8.13%	28.20	%(4)
Market value	13.89%		18.32%	7.16	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,966,391		$1,742,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.48	%(6)	1.34%	1.17	%(6)
Net expenses, before fee waiver+	1.84	%(6)	1.71%	1.53	%(6)
Net investment income, after preferred share dividends	4.80	%(6)	5.11%	6.20	%(6)
Preferred share dividends	1.74	%(6)	1.39%	0.66	%(6)
Net investment income, before preferred share dividends +	6.54	%(6)	6.50%	6.86	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	1.02	%(6)	0.91%	0.82	%(6)
Net expenses, before fee waiver+	1.27	%(6)	1.16%	1.07	%(6)
Net investment income, after preferred share dividends	3.32	%(6)	3.45%	4.35	%(6)
Preferred share dividends	1.20	%(6)	0.94%	0.46	%(6)
Net investment income, before preferred share dividends +	4.52	%(6)	4.39%	4.81	%(6)
Portfolio turnover rate	6.74%		21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$710,000		$710,000	$710,000
Net asset coverage per share of preferred shares	$94,239		$86,368	$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering).

(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan.

(6)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements June 30, 2006 (unaudited)

1. Fund Organization

ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on it foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2006, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the six months ended June 30, 2006. Details of the swap agreements outstanding as of June 30, 2006 were as follows:

		Notional
	Termination	Amount	Fixed		Unrealized
Counterparty	Date	(000)	Rate	Floating Rate	Appreciation

Citigroup	07/01/2007	$200,000	3.68%	1 Month LIBOR	$3,877,463
Royal Bank of Canada	07/01/2009	200,000	4.32%	1 Month LIBOR	6,452,260

					$10,329,723

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4. Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the six months ended June 30, 2006, the Trust incurred management fees of $8,228,538, which are net of $3,428,558 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the six months ended June 30, 2006, there were purchases and sales transactions (excluding short-term securities) of $244,191,999 and $186,175,400, respectively.

In 2005, the Trust received 303,030 in call options for Verde Realty MLP in connection with its purchase of shares in Verde Realty MLP. These options expire in August 2006 at $33.00 per share. There were no dollars expended for acquiring these options and there is no value to the options at June 30, 2006.

In 2006, the Trust received 1,623,500 in warrants for China Overseas Land & Investment Ltd. in connection with its purchase of shares in China Overseas Land & Investment Ltd. These warrants expire in July 2007 at 4.50HKD (Hong Kong Dollars) per share. There were no dollars expended for acquiring these warrants and there is no value to the warrants at June 30, 2006.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2005, the adjustments were to increase accumulated net realized gain on investments by $7,174,320, and decrease undistributed net investment income by $7,174,320 due to the difference in the treatment for book and tax purposes of certain investments.

The final determination of the source of the 2006 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in January 2007 on Form 1099-DIV.

Currency losses incurred after October 31, 2005 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Trust’s next taxable year. The Trust incurred and elected to defer net currency losses during 2005 in the amount of $641,237.

Information on the components of net assets as of June 30, 2006 is as follows:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments

$2,275,585,798	$576,031,813	$(11,859,375)	$564,172,438

For the year ended December 31, 2005, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $163,017,004 of ordinary income and $17,197,419 of long-term capital gain.

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $250,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At June 30, 2006, there was an outstanding borrowing of $191,058,000 in connection with the Trust’s line of credit. The average daily amount of borrowings during the six months ended June 30, 2006 was $143,764,219, with a related weighted average interest rate of 5.18%. The maximum amount outstanding for the six months ended June 30, 2006, was $211,960,900.

8. Capital

The Trust issued 90,000,000 shares of common stock in its initial public offering. These shares were all issued at $15.00. In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an over-allotment option to purchase additional common shares at a price of $15.00 per common share. On March 12, 2004, the underwriters purchased

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

6,000,000 common shares of the Trust pursuant to the over-allotment option. On April 8, 2004, the underwriters purchased 5,000,000 additional common shares of the Trust pursuant to the over-allotment option. In connection with the Trust’s DRIP plan, the Trust did not issue any common shares in 2005 and issued 154,306 common shares in 2004. At June 30, 2006, the Trust had outstanding common shares of 101,161,287 with a par value of $0.001 per share. The Advisor owned 6,981 shares of the common shares outstanding.

On February 26, 2004, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,000 shares of Preferred Shares Series T28A, 4,000 shares of Preferred Shares Series W28B, 4,000 shares of Preferred Shares Series T28C, 4,000 shares of Preferred Shares Series W28D, 6,200 shares of Preferred Shares Series T7 and 6,200 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually.

For the six months ended June 30, 2006, the annualized dividend rates ranged from:

	High	Low	At June 30, 2006

Series T28A	5.30%	4.36%	5.30%
Series W28B	5.00	4.37	5.00
Series T28C	5.14	4.38	5.14
Series W28D	5.20	4.24	5.20
Series T7	5.25	4.15	5.25
Series W7	5.21	3.96	5.21

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

ING Clarion Global Real Estate Income Fund
Portfolio of Investments December 31, 2005

		U.S. $
Shares		Value

	Common Stock – 125.2%
	Real Estate Investment Trusts (“REIT”) – 125.2%
	Australia – 15.5%
29,967,000	DB RREEF Trust	$30,555,378
32,035,794	Investa Property Group	46,647,202
11,384,178	Macquarie CountryWide Trust	16,534,705
11,059,530	Macquarie Goodman Industrial Trust	38,778,781
28,584,000	Macquarie ProLogis Trust	24,532,311
8,484,633	Westfield Group	113,026,036

		270,074,413

	Canada – 11.7%
1,761,900	Boardwalk Real Estate Investment Trust	31,960,503
205,100	Calloway Real Estate Investment Trust	4,168,192
599,900	Dundee Real Estate Investment Trust	13,198,159
884,800	H&R Real Estate Investment Trust	15,754,689
2,239,900	InnVest Real Estate Investment Trust	24,045,153
700,000	Primaris Retail Real Estate Investment Trust	9,791,551
879,900	Retirement Residences Real Estate Investment Trust	6,590,870
2,276,600	RioCan Real Estate Investment Trust	44,415,284
2,166,800	Summit Real Estate Investment Trust	45,574,863
691,000	Sunrise Senior Living Real Estate Investment Trust	7,962,043

		203,461,307

	France – 5.7%
397,200	Societe de la Tour Eiffel	34,904,533
489,478	Unibail	64,895,683

		99,800,216

	Hong Kong – 2.8%
20,900,000	Agile Property Holdings Ltd. (a)	10,108,273
8,133,000	Hang Lung Properties Ltd.	12,692,160
2,400,000	Sun Hung Kai Properties Ltd.	23,369,940
1,153,000	The Link REIT (a)	2,185,979

		48,356,352

	Japan – 2.3%
2,388	Japan Retail Fund Investment Corp.	18,532,644
1,025,000	Mitsubishi Estate Co., Ltd.	21,276,370

		39,809,014

	Netherlands – 11.3%
116,780	Corio NV	6,322,626
357,401	Eurocommercial Properties NV	12,234,029
1,136,730	Nieuwe Steen Investments NV	27,460,194
436,686	Rodamco Europe NV	36,211,033
417,161	VastNed Retail NV	26,448,344
935,400	Wereldhave NV	87,881,906

		196,558,132

	United Kingdom – 8.2%
1,167,200	British Land Co. Plc	21,360,408
1,209,242	Hammerson Plc	21,216,374
1,604,300	Land Securities Group Plc	45,802,047
853,400	Liberty International Plc	14,365,055
3,923,700	Slough Estates Plc	40,315,031

		143,058,915

	United States – 67.7%
147,300	AMB Property Corp.	7,242,741
898,200	American Campus Communities, Inc.	22,275,360
1,119,600	Amli Residential Properties Trust	42,600,780
289,000	Apartment Investment & Management Co. – Class A	10,944,430
1,162,000	Archstone-Smith Trust	48,676,180
570,400	Arden Realty, Inc.	25,571,032
65,200	AvalonBay Communities, Inc.	5,819,100
322,500	BNP Residential Properties, Inc.	5,160,000
422,000	Boston Properties, Inc.	31,282,860
100,000	Brandywine Realty Trust	2,791,000
1,086,700	Camden Property Trust	62,941,664
1,231,800	Cedar Shopping Centers, Inc.	17,331,426
402,900	Colonial Properties Trust	16,913,742
570,700	Commercial Net Lease Realty	11,625,159
419,300	Developers Diversified Realty Corp.	19,715,486
532,600	Equity Office Properties Trust	16,153,758
1,208,500	Extra Space Storage, Inc.	18,610,900
87,000	Federal Realty Investment Trust	5,276,550
1,211,100	First Industrial Realty Trust, Inc.	46,627,350
315,000	Glenborough Realty Trust, Inc.	5,701,500
675,000	Gramercy Capital Corp.	15,376,500
1,258,500	Health Care REIT, Inc.	42,663,150
2,697,530	Heritage Property Investment Trust	90,097,502
371,000	Hersha Hospitality Trust	3,342,710
308,000	Hospitality Properties Trust	12,350,800
941,484	HRPT Properties Trust	9,744,360
717,600	iStar Financial, Inc.	25,582,440
1,580,990	Liberty Property Trust	67,745,422
2,733,400	Maguire Properties, Inc.	84,462,060
637,700	Mid-America Apartment Communities, Inc.	30,928,450
2,490,700	Nationwide Health Properties, Inc.	53,300,980
170,700	New Plan Excel Realty Trust	3,956,826
1,972,270	OMEGA Healthcare Investors, Inc.	24,830,879
297,000	Pan Pacific Retail Properties, Inc.	19,866,330
994,000	Pennsylvania Real Estate Investment Trust	37,135,840
1,657,000	Prentiss Properties Trust	67,406,760
325,000	ProLogis	15,184,000

See notes to financial statements.

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Common Stock (continued)
	United States (continued)
714,700	Reckson Associates Realty Corp.	$25,714,906
364,700	Regency Centers Corp.	21,499,065
432,400	SL Green Realty Corp.	33,031,036
171,100	Sovran Self Storage, Inc.	8,036,567
300,500	Strategic Hotel Capital, Inc.	6,184,290
547,800	The Macerich Co.	36,779,292
440,000	Trizec Properties, Inc.	10,084,800
800,000	Trustreet Properties, Inc.	11,696,000

		1,180,261,983

	Total Common Stock (cost $1,835,696,424)	2,181,380,332

	Master Limited Partnerships – 0.6%
	United States – 0.6%
303,030	Verde Realty MLP (cost $9,999,990)	9,999,990

	Preferred Stock – 15.3%
	Real Estate Investment Trusts (“REIT”) – 15.3%
	United States – 15.3%
125,800	Affordable Residential Communities, Series A	2,440,520
450,000	Alexandria Real Estate Corp., Series C	11,589,750
80,500	Apartment Investment & Management Co., Series U	1,999,620
400,000	Apartment Investment & Management Co., Series V	10,084,000
400,000	Apartment Investment & Management Co., Series Y	10,040,000
174,000	Associated Estates Realty Corp.	4,351,740
170,000	Bedford Property Investors, Inc.	4,258,500
36,000	Bedford Property Investors, Inc. (b)	1,760,627
207,700	Cedar Shopping Centers, Inc.	5,473,933
125,000	Digital Realty Trust, Inc., Series B	3,026,250
126,800	Eagle Hospitality Properties Trust, Inc., Series A	3,100,260
20,000	FelCor Lodging Trust, Inc.	480,400
430,700	Glimcher Realty Trust, Series G	10,786,882
520,000	Health Care REIT, Inc., Series F	12,922,000
905,600	Host Marriott Corp, Series E	24,224,800
222,600	Innkeepers USA Trust, Series C	5,438,118
1,015,000	iStar Financial, Inc., Series I	24,984,225
200,000	LaSalle Hotel Properties	4,610,000
1,000,000	LTC Properties, Inc., Series F	25,150,000
291,800	Maguire Properties, Inc., Series A	7,149,100
200,000	Mid-America Apartment Communities, Inc., Series H	5,133,000
120,000	OMEGA Healthcare Investors, Inc., Series D	3,026,400
240,000	RAIT Investment Trust, Series A	5,769,600
160,000	RAIT Investment Trust, Series B	4,016,000
192,500	SL Green Realty Corp., Series C	4,849,075
200,000	SL Green Realty Corp., Series D	5,020,000
275,000	Strategic Hotel Capital, Inc. (b)	7,270,313
268,000	Sunstone Hotel Investors, Inc., Series A	6,753,600
342,600	Taubman Centers, Inc., Series G	8,682,786
573,500	Taubman Centers, Inc., Series H	14,588,406
155,100	The Mills Corp, Series E	3,970,560
507,900	The Mills Corp, Series G	12,697,500
464,400	Winston Hotels, Inc., Series B	11,575,170

	Total Preferred Stock (cost $266,311,212)	267,223,135

	Convertible Preferred Stock – 1.9%
	Real Estate Investment Trusts (“REIT”) – 1.9%
	United States – 1.9%
974,000	FelCor Lodging Trust, Inc., Series A	23,083,800
200,000	Ramco-Gershenson Properties Trust, 7.95%, Series C	6,035,000
200,000	Windrose Medical Properties Trust, 7.50%, Series A	5,050,000

	Total Convertible Preferred Stock (cost $30,290,308)	34,168,800

	Investment Companies – 2.7%
	United Kingdom – 2.7%
399,119	Eurocastle Investment Ltd.	9,180,225
15,495,600	ING UK Real Estate Income Trust, Ltd. (a)+	28,796,742
4,620,000	Insight Foundation Property Trust Ltd.	9,002,122

	Total Investment Companies (cost $45,646,790)	46,979,089

	Total Investments – 145.7% (cost $2,187,944,724)	2,539,751,346
	Liabilities in Excess of Other Assets – (5.0%)	(86,816,673)
	Preferred shares, at redemption value – (40.7%)	(710,000,000)

	Net Assets Applicable to Common Shares – 100% (c)	$1,742,934,673

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the securities amounted to $9,030,940 or 0.5% of net assets.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

		Dividend Income
Affiliate	Net Activity	(In Thousands)

ING UK Real Estate Income Trust, Ltd.	$28,796,742	$—

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities December 31, 2005

Assets
Investments, at value (cost $2,160,438,578)	$2,510,954,604
Investment in affiliate (cost $27,506,146)	28,796,742
Cash (including foreign currency of $12,311,544) with a cost of $12,523,884	12,293,696
Receivable for investment securities sold	79,596,319
Dividends receivable	18,688,575
Unrealized appreciation on swap contracts	5,868,985
Dividend withholding reclaims receivable	1,107,513
Other assets	130,663

Total Assets	2,657,437,097

Liabilities
Line of credit payable	119,462,000
Payable for investment securities purchased	82,350,731
Management fee payable	1,287,984
Dividends payable – preferred shares	810,169
Accrued expenses and other liabilities	591,540

Total Liabilities	204,502,424

Preferred Shares, at redemption value
$.001 par value per share; 28,400 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	710,000,000

Net Assets Applicable to Common Shares	$1,742,934,673

Composition of Net Assets Applicable to Common Shares
Common Shares, $.001 par value per share; unlimited number of shares authorized, 101,161,287 shares issued and outstanding	$101,161
Additional paid-in capital	1,439,286,634
Distributions in excess of net investment income	(76,686,744)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	22,626,239
Net unrealized appreciation on investments, swap contracts and foreign currency denominated assets and liabilities	357,607,383

Net Assets Applicable to Common Shares	$1,742,934,673

Net Asset Value Applicable to Common Shares
(based on 101,161,287 common shares outstanding)	$17.23

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Statement of Operations For the Year Ended December 31, 2005

Investment Income
Dividends (net of foreign withholding taxes of $8,297,157)	$132,027,978
Interest	1,300,522

Total Investment Income		$133,328,500

Expenses
Management fees	21,380,684
Interest expense on line of credit	3,939,698
Auction agent fees – preferred shares	1,871,130
Administration fees	517,774
Custodian fees	369,921
Transfer agent fees	381,236
Insurance fees	173,516
Printing fees	231,161
Trustees’ fees and expenses	44,953
Audit fees	31,999
Legal fees	31,624
AMEX listing fee	14,362
Rating agency fees	1,899
Miscellaneous expenses	65,457

Total Expenses		29,055,414
Management fee waived		(6,288,436)

Net Expenses		22,766,978

Net Investment Income		110,561,522

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		32,928,472
Swap contracts		(3,549,165)
Foreign currency transactions		(1,241,318)

		28,137,989

Net change in unrealized appreciation/depreciation on:
Investments		7,525,969
Swap contracts		11,100,594
Foreign currency denominated assets and liabilities		(65,149)

		18,561,414

Net Gain on Investments, Swap Contracts and Foreign Currency Transactions		46,699,403

Dividends and Distributions on Preferred Shares from
Net investment income		(23,717,912)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$133,543,013

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

		For the Period
	For the	February 18, 2004*
	Year Ended	through
	December 31, 2005	December 31, 2004

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$110,561,522	$83,233,372
Net realized gain (loss) on investments, swap contracts and foreign currency transactions	28,137,989	(11,917,462)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	18,561,414	339,045,969
Dividends and distributions on Preferred Shares from net investment income	(23,717,912)	(8,005,004)

Net increase in net assets applicable to Common Shares resulting from operations	133,543,013	402,356,875

Dividends and Distributions on Common Shares
Distribution of net investment income	(139,299,092)	(75,856,499)
Distribution of capital gains	(17,197,419)	—

Total dividends and distributions on Common Shares	(156,496,511)	(75,856,499)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	88,896	1,437,274,404
Reinvestment of dividends	—	2,024,495

Net increase from capital share transactions	88,896	1,439,298,899

Net Increase (Decrease) in Net Assets	(22,864,602)	1,765,799,275
Net Assets Applicable to Common Shares
Beginning of period	1,765,799,275	—

End of period (net of distributions in excess of net investment income of $76,686,744 and $17,056,942, respectively)	$1,742,934,673	$1,765,799,275

*	Commencement of operations.

See notes to financial statements.

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows For the Year Ended December 31, 2005

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$133,543,013

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Provided by Operating and Investing Activities:
Increase in unrealized appreciation on swap contracts	(11,100,594)
Net change in unrealized appreciation on investments	(7,525,969)
Net realized gain on investments	(32,928,472)
Cost of long-term securities purchased	(547,453,903)
Proceeds from sale of long-term securities	642,874,593
Decrease in receivable for investment securities sold	38,909,039
Increase in dividends and interest receivable	(3,150,205)
Increase in reclaims receivable	(833,493)
Decrease in other assets	7,013
Decrease in payable for investment securities purchased	(83,635,329)
Decrease in payable to advisor for offering costs	(965,321)
Increase in management fee payable	26,353
Decrease in accrued expenses and other liabilities	(386,919)

(6,163,207)

Net Cash Provided by Operating and Investing Activities	127,379,806

Cash Flows From Financing Activities:
Cash distributions paid on Common Shares	(156,496,511)
Increase in line of credit payable	40,516,400
Increase in dividends payable — preferred shares	411,509

Net Cash Used in Financing Activities	(115,568,602)

Net increase in cash	11,811,204
Cash at Beginning of Year	482,492

Cash at End of Year	$12,293,696

ING Clarion Global Real Estate Income Fund
Financial Highlights

		For the Period
	For the	February 18, 2004(1)
Per share operating performance for a Common Share outstanding	Year Ended	through
throughout the period	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$17.46	$14.33	(2)

Income from investment operations
Net investment income(3)	1.09	0.84
Net realized and unrealized gain on investments, swap contracts and foreign currency transactions	0.46	3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.23)	(0.08)

Total from investment operations	1.32	3.88

Dividends and distributions on Common Shares
Net investment income	(1.38)	(0.75)
Capital gains	(0.17)	—

Total dividends and distributions to Common Shareholders	(1.55)	(0.75)

Net asset value, end of period	$17.23	$17.46

Market value, end of period	$16.30	$15.21

Total investment return
Net asset value	8.13%	28.20	%(4)
Market value	18.32%	7.16%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,742,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.34%	1.17	%(5)
Net expenses, before fee waiver+	1.71%	1.53	%(5)
Net investment income, after preferred share dividends	5.11%	6.20	%(5)
Preferred share dividends	1.39%	0.66	%(5)
Net investment income, before preferred share dividends+	6.50%	6.86	%(5)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	0.91%	0.82	%(5)
Net expenses, before fee waiver+	1.16%	1.07	%(5)
Net investment income, after preferred share dividends	3.45%	4.35	%(5)
Preferred share dividends	0.94%	0.46	%(5)
Net investment income, before preferred share dividends+	4.39%	4.81	%(5)
Portfolio turnover rate	21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$710,000	$710,000
Net asset coverage per share of preferred shares	$86,368	$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of common shares at the then current price of $15.00 on February 25, 2004 (initial public offering). Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan.

(5)	Annualized.

+	Does not reflect the effect of dividends to Preferred Shareholders.

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements December 31, 2005

1. Fund Organization

ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on it foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2005, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the year ended December 31, 2005. Details of the swap agreements outstanding as of December 31, 2005 were as follows:

		Notional
	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Date	(000)	Rate	Rate	Appreciation

Citigroup	07/01/2007	$200,000	3.68%	1 Month LIBOR	$3,208,412
Royal Bank of Canada	07/01/2009	200,000	4.32%	1 Month LIBOR	2,660,573

					$5,868,985

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Organizational and Offering Costs – Costs incurred in connection with the Trust’s organization and offering of its common shares will be borne by the Trust up to and including $0.03 per common share as of February 18, 2004. The Advisor has contractually agreed to pay all organizational and offering costs in excess of this amount. Organizational costs of approximately $35,000 were expensed by the Trust. Offering costs of approximately $2,585,596 incurred by the Trust in connection with the offering of its common and preferred shares were charged to paid-in capital upon the sale of those shares.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

4. Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2005, the Trust incurred management fees of $15,092,248, which are net of $6,288,436 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $547,453,903 and $642,874,593, respectively. In 2005, the Trust received 303,030 in call options for Verde Realty MLP in connection with its purchase of shares in Verde Realty MLP. These options expire in May 2006 at $33.00 per share. There were no dollars expended for acquiring these options and there is no value to the options at December 31, 2005.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities. The tax character of current year distributions will be determined at the end of the current fiscal year.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the period ended December 31, 2005, the adjustments were to increase accumulated net realized gain on investments by $7,174,320, and decrease undistributed net investment income by $7,174,320 due to the difference in the treatment for book and tax purposes of certain investments.

Currency losses incurred after October 31, 2005 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Trust’s next taxable year. The Trust incurred and will elect to defer net currency losses during 2005 in the amount of $641,237.

Information on the tax components of net assets as of December 31, 2005 is as follows:

Net Tax
Unrealized
			Net Tax	Appreciation	Undistributed		Undistributed
Cost of			Unrealized	on Swap	Ordinary		Long-Term
Investments	Gross Tax	Gross Tax	Appreciation	Contracts and	Income/	Other	Capital Gains/
for Tax	Unrealized	Unrealized	on	Foreign	(Accumulated	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	Investments	Currency	Ordinary Loss)	Differences	Capital Loss)

$2,285,496,561	$269,024,421	$(14,769,637)	$254,254,785	$5,800,761	$21,355,781	$(663,294)	$22,798,846

For the year ended December 31, 2005 and the period ended December 31, 2004, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, were $163,017,004 and $83,861,503 of ordinary income and $17,197,419 and $0 of long-term capital gain, respectively.

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $700,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At December 31, 2005, there was an outstanding borrowing of $119,462,000 in connection with the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2005 was $105,721,716, with a related weighted average interest rate of 3.72%. The maximum amount outstanding for the year ended December 31, 2005, was $188,726,000.

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

8. Capital

The Trust issued 90,000,000 shares of common stock in its initial public offering. These shares were all issued at $15.00. In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an over-allotment option to purchase additional common shares at a price of $15.00 per common share. On March 12, 2004, the underwriters purchased 6,000,000 common shares of the Trust pursuant to the over-allotment option. On April 8, 2004, the underwriters purchased 5,000,000 additional common shares of the Trust pursuant to the over-allotment option. In connection with the Trust’s DRIP plan, the Trust did not issue any common shares in 2005 and 154,306 in 2004. At December 31, 2005, the Trust had outstanding common shares of 101,161,287 with a par value of $0.001. The Advisor owned 6,981 shares of the common shares outstanding.

On February 26, 2004, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,000 shares of Preferred Shares Series T28A, 4,000 shares of Preferred Shares Series W28B, 4,000 shares of Preferred Shares Series T28C, 4,000 shares of Preferred Shares Series W28D, 6,200 shares of Preferred Shares Series T7 and 6,200 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually.

For the year ended December 31, 2005, the annualized dividend rates range from:

	High	Low	At December 31, 2005

Series T28A	4.36%	2.30%	4.36%
Series W28B	4.52	2.41	4.52
Series T28C	4.38	2.40	4.38
Series W28D	4.24	2.27	4.24
Series T7	4.48	2.20	4.48
Series W7	4.50	2.24	4.50

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

ING Clarion Global Real Estate Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ING Clarion Global Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Global Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Trust’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2005, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

PHILADELPHIA, PENNSYLVANIA

February 14, 2006

APPENDIX A
ING CLARION GLOBAL REAL ESTATE INCOME FUND
AMENDED AND RESTATED STATEMENT OF PREFERENCES OF
AUCTION PREFERRED SHARES
(“Preferred Shares”)

     ING CLARION GLOBAL REAL ESTATE INCOME FUND, a Delaware statutory trust (the “Trust”), certifies that:
     First: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust’s Agreement and Declaration of Trust, (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the “Declaration”), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust’s authorized Preferred Shares, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.
     Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of Preferred Shares now or hereinafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of Preferred Shares, and shares of all such series being referred to collectively as Preferred Shares).
DEFINITIONS
     Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
     (1) “Affiliate” shall mean, for purposes of the definition of “Outstanding,” any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.
     (2) “All Hold Rate” shall mean 80% of the Reference Rate.
     (3) “Agent Member” shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.
     (4) “Annual Valuation Date” shall mean the last Business Day of December of each year, commencing on the date set forth in Section 6 of Appendix A hereto.
     (5) “Applicable Rate” shall have the meaning specified in subparagraph (e) of Section 2 of Part I of this Statement.
     (6) “Auction” shall mean each periodic implementation of the Auction Procedures.
     (7) “Auction Agency Agreement” shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.
     (8) “Auction Agent” shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 5 of Part II of this Statement.
     (9) “Auction Date,” with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.
     (10) “Auction Procedures” shall mean the procedures for conducting Auctions set forth in Part II of this Statement. paragraph (c) of Section 6 of Part I of this Statement.
     (11) “Auditor’s Confirmation” shall have the meaning specified in paragraph (c) of Section 6 of Part I of this Statement.
     (12) “Available Preferred Shares” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
     (13) “Beneficial Owner,” with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (14) “Bid” and “Bids” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
     (15) “Bidder” and “Bidders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.
     (16) “Board Of Trustees” shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.
     (17) “Broker-Dealer” shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.
     (18) “Broker-Dealer Agreement” shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.
     (19) “Business Day” shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.
     (20) “Code” means the Internal Revenue Code of 1986, as amended.
     (21) “Common Shares” shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.
     (22) “Cure Date” shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.
     (23) “Date Of Original Issue,” with respect to shares of a series of Preferred Shares, shall mean the date on which the Trust initially issued such shares.
     (24) “Declaration” shall have the meaning specified in the First paragraph of this Statement
     (25) “Deposit Securities” means cash and any obligations or securities, including Short Term Money Market Instruments, rated at least A (having a remaining maturity of 12 months or less), rated A-1+ or SP-1+ by S&P or F1+ by Fitch.
     (26) “Discount Factor” means the Fitch Discount Factor (if Fitch is then rating the Preferred Shares), Moody’s Discount Factor (if Moody’s is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.
     (27) “Discounted Value” means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.
     (28) “Dividend Payment Date,” with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.
     (29) “Dividend Period,” with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.
     (30) “Eligible Assets” means Moody’s Eligible Assets or Fitch’s Eligible Assets (if Moody’s or Fitch are then rating the Preferred Shares at the Trust’s request) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

     (31) “Existing Holder,” with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.
     (32) “Failure To Deposit,” with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
     (33) “Fitch” means Fitch Ratings and its successors at law.
     (34) “Fitch Discount Factor” shall have the meaning specified in Section 4 of Appendix A hereto.
     (35) “Fitch Eligible Assets” shall have the meaning specified in Section 4 of Appendix A hereto.
     (36) “Fitch Exposure Period” means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter
     (37) “Holder,” with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.
     (38) “Hold Order” and “Hold Orders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
     (39) “Independent Accountant” shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.
     (40) “Initial Rate Period,” with respect to shares of a series of Preferred Shares, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.
     (41) “Investment Company Act” shall mean the Investment Company Act of 1940, as amended from time to time.
     (42) “Investment Company Act Cure Date,” with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.
     (43) “Investment Company Act Preferred Shares Asset Coverage” shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).
     (44) “Late Charge” shall have the meaning specified in subparagraph (e) (i) (B) of Section 2 of Part I of this Statement.
     (45) “LIBOR” means the London Inter-bank Offered Rate.
     (46) “LIBOR Dealers” means Citigroup Global Markets Inc. and such other dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

     (47) “LIBOR Rate” on any Auction Date or other testing date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which is either available from Bloomberg (or any successor) or appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by the Trust and the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding such Auction Date or testing date (each a “LIBOR Determination Date”), or (ii) if such rate is not available from Bloomberg or does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Trust’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days shall be (i) 7 or more but fewer than 22 days, such rate shall be the seven-day LIBOR rate; (ii) 22 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.
     (48) “Liquidation Preference,” with respect to a given number of Preferred Shares, means $25,000 times that number.
     (49) “Market Value” shall mean the fair market value of an asset of the Trust as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner. Portfolio securities traded on more than one securities exchange or market are valued with reference to the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service or dealer when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Other securities and assets are valued under guidelines determined by the Trustees from time to time. In addition, securities and other assets for which market quotations may not be currently available as of the time the trust values its assets due to differences in trading hours or material events may be valued pursuant to fair value guidelines adopted from time to time by the Trustees.
     (50) “Maximum Rate” means, on any date on which the Applicable Rate is determined, the higher of the applicable percentage of the Reference Rate the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody’s and Fitch subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers; provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. In no event will the Maximum Rate be greater than 18%.

Moody’s Credit Rating	Fitch’s Credit Rating	Applicable Percentage
Aaa	AAA	125%
Aa3 to Aa1	AA— to AA+	150%
A3 to A1	A— to A+	200%
Baa3 to Baa1	BBB— to BBB+	250%
Below Baa3	Below BBB—	300%
     (51) “Moody’s” shall mean Moody’s Investors Service, Inc., a Delaware corporation, and its successors.
     (52) “Moody’s Discount Factor” shall have the meaning specified in Section 4 of Appendix A hereto.
     (53) “Moody’s Eligible Assets” shall have the meaning specified in Section 4 of Appendix A hereto.
     (54) “Moody’s Exposure Period” shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.
     (55) “Moody’s Real Estate Industry/Property Sector Classifications” shall have the meaning specified in Section 4 of Appendix A.
     (56) “Notice of Redemption” shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 10 of Part I of this Statement.
     (57) “Notice of Special Rate Period” shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.
     (58) “Order” and “Orders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.
     (59) “Outstanding” shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.
     (60) “Person” shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
     (61) “Potential Beneficial Owner,” with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.
     (62) “Potential Holder” means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).
     (63) “Preferred Shares,” shall have the meaning set forth on the first page of this Statement.
     (64) “Preferred Shares Basic Maintenance Amount,” as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the Preferred Shares outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a 7-Day Rate Period or a 28-Day Rate Period, as applicable, of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate) or other rate or rates, as the case may be in respect of those days; (D) the amount of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares; (E) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the face value of cash, short-term securities rated A-1 or SP-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(E) become payable, any of the Trust’s assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(E).
     (65) “Preferred Shares Basic Maintenance Cure Date,” with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount(as required by paragraph (a) of Section 6 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.
     (66) “Preferred Shares Basic Maintenance Report” shall mean a report signed by the President, Treasurer or Secretary of the Trust or such other persons duly authorized by the Board of Trustees of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.
     (67) “Pricing Service” means any pricing service designated by the Board of Trustees of the Trust and approved by Moody’s or Fitch, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.
     (68) “Rate Period,” with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.
     (69) “Rate Period Days,” for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 3 of Part I of this Statement.
     (70) “Redemption Price” shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.
     (71) “Reference Rate” means, the LIBOR Rate (for a Rate Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Rate Period of 365 days or more).
     (72) “S&P” shall mean Standard & Poor’s, a division of the McGraw-Hill Companies, and its successors.
     (73) “Securities Act” means the Securities Act of 1933, as amended from time to time.
     (74) “Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.
     (75) “Sell Order” and “Sell Orders” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (76) “7 Day Rate Period” shall mean any Rate period for any Series of Preferred Shares consisting of 7 Rate Period Days.
     (77) “Special Rate Period,” with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.
     (78) “Special Redemption Provisions” shall have the meaning specified in subparagraph (a)(i) of Section 10 of Part I of this Statement.
     (79) “Submission Deadline” shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.
     (80) “Submitted Bid” and “Submitted Bids” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
     (81) “Submitted Hold Order” and “Submitted Hold Orders” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
     (82) “Submitted Order” and “Submitted Orders” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
     (83) “Submitted Sell Order” and “Submitted Sell Orders” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.
     (84) “Subsequent Rate Period,” with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.
     (85) “Sufficient Clearing Bids” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.
     (86) “Treasury Bill” shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.
     (87) “Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government securities selected by the Trust.
     (88) “Trust” shall mean the entity named on the first page of this statement, which is the issuer of the Preferred Shares.
     (89) “28-Day Rate Period” shall mean any Rate Period for any series of Preferred Shares consisting of 28 Rate Period Days.
     (90) “Valuation Date” shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, each Friday that is a Business Day, or for any Friday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issuance.
     (91) “Voting Period” shall have the meaning specified in paragraph (b) of Section 4 of Part I of this Statement.
     (92) “Winning Bid Rate” shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

PART I.
1. Number of Authorized Shares.
     The number of authorized shares constituting a series of the Preferred Shares shall be as set forth with respect to such series in Section 2 of Appendix A hereto.
2. Dividends.
     (a) Ranking. The shares of a series of the Preferred Shares shall rank on a parity with each other, with shares of any other series of the Preferred Shares and with shares of any other series of preferred shares as to the payment of dividends by the Trust.
     (b) Cumulative Cash Dividends. The Holders of any series of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.
     (c) Dividends Cumulative From Date of Original Issue. Dividends on any series of Preferred Shares shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.
     (d) Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of Preferred Shares shall be as set forth with respect to shares of such series in Section 7 of Appendix A hereto; provided, however, that:
     (i) if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and
     (ii) notwithstanding Section 7 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of Preferred Shares consisting of more or less than 7 Rate Period Days or 28 Rate Period Days, as applicable; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent and each Broker-Dealer, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I.
     (e) Dividend Rates and Calculation of Dividends.
     (i) Dividend Rates. The dividend rate on Preferred Shares of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under “Designation as to Series” in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:
     (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below and in Section 8 of Part II, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;
     (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the

Trust shall have paid to the Auction Agent a late charge (“Late Charge”) equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 10 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;
     (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be Baa1/BBB+ or below); or
     (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2, no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be Baa1/BBB+ or below) (the rate per annum at which dividends are payable on shares of a series of Preferred Shares for any Rate Period thereof being herein referred to as the “Applicable Rate” for shares of such series).
     (ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of Preferred Shares on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000.
     (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the

Trust pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
     (g) Dividend Payments by Trust to Auction Agent. The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of Preferred Shares, an aggregate amount of same day funds, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.
     (h) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law and upon written request be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.
     (i) Dividends Paid to Holders. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.
     (j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.
3. Designation of Special Rate Periods.
     (a) Length of and Preconditions for Special Rate Period. The Trust may designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 3 (a “Special Rate Period”); provided, however, that such Special Rate Period may consist of a number of Rate Period Days not evenly divisible by seven if all shares of such series of Preferred Shares are to be redeemed at the end of such Special Rate Period. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 3, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 10 of this Part I with respect to any shares of such series, the Trust has available liquid securities equal to the Redemption Price and (d) none of the events specified in the notice required by (d)(i) below shall have occurred. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of Preferred Shares as a Special Rate Period consisting of more or less than 7 Rate Period Days, the Trust shall notify Moody’s (if Moody’s is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Moody’s (if Moody’s is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.
     (b) Adjustment of Length of Special Rate Period. If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day in the case of a series of Preferred Shares designated as “Series A Preferred Shares,” “Series C Preferred Shares,” or “Series T Preferred Shares” in Section 1 of Appendix A hereto, or a Thursday that is a Business Day in the case of a series of Preferred Shares designated as “Series B Preferred Shares,” “Series D Preferred Shares,” or “Series W Preferred Shares” in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day in the case of a series of Preferred Shares designated as “Series A Preferred Shares,” “Series C Preferred Shares,” or “Series T Preferred Shares” in Section 1 of Appendix A hereto, or the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day in the case of a series of Preferred Shares designated as “Series B Preferred Shares,” “Series D Preferred Shares,” or “Series W Preferred Shares” in Section 1 of Appendix A hereto.
     (c) Notice of Proposed Special Rate Period. If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 3, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent and each Broker-Dealer) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a 7-Day Rate Period or 28-Day Rate Period, as applicable), notice shall be mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.
     (d) Notice of Special Rate Period. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent and each Broker-Dealer), the Trust shall deliver to the Auction Agent and each Broker-Dealer either:
     (i) a notice (“Notice of Special Rate Period”) stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, (4) the Trust does not receive confirmation from Moody’s (if Moody’s is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) that the proposed Special Rate Period will not affect such rating agency’s then current rating on the Preferred Shares, or (5) the lead Broker-Dealer designated by the Trust, initially Citigroup Capital Markets, Inc. objects to the declaration of such Special Rate Period, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating such series) and Fitch Eligible Assets (if Fitch is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period); or
     (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a 7-Day Rate Period or a 28-Day Rate Period, as applicable.
     (e) Failure to Deliver Notice of Special Rate Period. If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (d)(i) of this Section 3, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody’s or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent and each Broker-Dealer by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent and each Broker-Dealer), the Trust shall be deemed to have delivered a notice to the Auction Agent and each Broker-Dealer with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 3. In the event the Trust delivers to the Auction Agent and each Broker-Dealer a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent and each Broker-Dealer a notice described in subparagraph (d)(ii) of this Section 3, the Trust will provide Moody’s (if Moody’s is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.
     4. Voting Rights.

     (a) One Vote Per Share of Preferred Shares. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter affecting such Preferred Shares submitted to a vote of shareholders of the Trust, and (ii) the holders of outstanding preferred shares, including each share of the Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each of the Preferred Shares entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and preferred shares voting together as a single class, shall elect the balance of the trustees.
     (b) Voting for Additional Trustees.
     (i) Voting Period. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:
     (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or
     (B) if at any time holders of preferred shares, including the Preferred Shares, are entitled under the Investment Company Act to elect a majority of the trustees of the Trust.
     Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).
     (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional trustees as described in subparagraph (b)(i) of this Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.
     (iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Trust.
     (iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.
     (c) Holders of Preferred Shares to Vote on Certain Other Matters.
     (i) Increases in Capitalization. Subject to of Part III of this Statement, so long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time and voting on such matter, in person or by proxy, either in writing or at a meeting, voting as a separate class: (A) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust if the Trust obtains confirmation from Fitch (if Fitch is then rating the Preferred Shares at the request of the Trust), Moody’s (if Moody’s is then rating the Preferred Shares at the request of the Trust) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares at the request of the Trust) that the issuance of a class or series would not cause such rating agency to reduce the rating then assigned by such rating agency to the Preferred Shares); or (B) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (I) none of the actions permitted by the exception to (A) above will be deemed to affect such preferences, rights or powers, (II) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of Preferred Shares, (III) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody’s or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount and (IV) as provided by Part III of this Statement, no other action that does not materially and adversely affect any preference, rights, or powers of such Preferred Shares or the Holders thereof shall require any approval by such Holders. So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would in the aggregate adversely affect the rights of one or more series (the “Affected Series”) of Preferred Shares in a manner different from any other series of Preferred Shares, the Trust will not effect any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).
     (ii) Investment Company Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a “majority of the outstanding Preferred Shares” at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a “majority of the outstanding Preferred Shares,” voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (C) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (D) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

     (d) Board May Take Certain Actions Without Shareholder Approval. The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions appearing herein, including any of the terms listed below, or any provision of this Statement viewed by Moody’s or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody’s or Fitch (such confirmation being required to be obtained only in the event Moody’s or Fitch is rating the Preferred Shares and in no event being required to be obtained from Moody’s in the case of the definitions of (x) Discounted Value as such terms apply to Fitch Eligible Assets and (y) Fitch Discount Factor, Fitch Eligible Assets and Fitch Exposure Period and in no event being required to be obtained from Fitch in the case of the definitions of (x) Discounted Value as such term applies to Moody’s Eligible Assets, and (y) Moody’s Discount Factor, Moody’s Exposure Period, Moody’s Eligible Assets and Moody’s Real Estate Industry/Property Classification) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody’s or Fitch, as the case may be, to the Preferred Shares:

Annual Valuation Date	Moody’s Eligible Assets
Deposit Securities	Moody’s Real Estate Industry/Property Classification
Discounted Value	Moody’s Exposure Period
Fitch Discount Factor	Preferred Shares Basic Maintenance Amount
Fitch Eligible Assets	Preferred Shares Basic Maintenance Cure Date
Fitch Exposure Period	Preferred Shares Basic Maintenance Report
Market Value	Valuation Date
Moody’s Discount Factor	Volatility Factor
     (e) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.
     (f) No Preemptive Rights Or Cumulative Voting. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.
     (g) Voting For Trustees Sole Remedy For Trust’s Failure To Pay Dividends. In the event that the Trust fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.
     (h) Holders Entitled To Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 10 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.
5. Investment Company Act Preferred Shares Asset Coverage.
     The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are outstanding, the Investment Company Act Preferred Shares Asset Coverage.
6. Preferred Shares Basic Maintenance Amount.
     (a) So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody’s is then rating the Preferred Shares) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares).
     (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Moody’s (if Moody’s is then rating the

Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to Moody’s (if Moody’s is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as of any Annual Valuation Date, in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.
     (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Moody’s (if Moody’s is then rating the Preferred Shares and does not waive such confirmation), Fitch (if Fitch is then rating the Preferred Shares and does not waive such confirmation) and the Auction Agent (if Fitch is then rating the Preferred Shares and does not waive such confirmation) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Statement whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report), Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided to the Trust for purposes of valuing assets in the Trust’s portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (iv) with respect to such confirmation to Moody’s and Fitch, that the Trust has satisfied the requirements of Section 9 of Appendix A to this Statement (such information is herein called the “Auditor’s Confirmation”).
     (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Moody’s (if Moody’s is then rating the Preferred Shares and does not waive such confirmation), Fitch (if Fitch is then rating the Preferred Shares and does not waive such confirmation) and the Auction Agent (if either Moody’s or Fitch, or both, are then rating the Preferred Shares and does not waive such confirmation) an Auditor’s Confirmation as to such Preferred Shares Basic Maintenance Report.
     (e) If any Auditor’s Confirmation delivered pursuant to paragraph (c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor’s Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody’s (if Moody’s is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either Moody’s or Fitch, or both, are then rating the Preferred Shares) promptly following receipt by the Trust of such Auditor’s Confirmation.
     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Moody’s (if Moody’s is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares and does not waive such confirmation) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.
     (g) On or before 5:00 p.m., New York City time, on the third Business Day after any of (i) the Trust shall have redeemed Common Shares (ii) the ratio of the Discounted Value of Moody’s Eligible Assets or Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or (iii) whenever requested by Moody’s (if Moody’s is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), the Trust shall complete and deliver to Moody’s (if Moody’s is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.
7. Reserved.
8. Restrictions on Dividends and Other Distributions.
     (a) Dividends on Shares Other than the Preferred Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).
     (b) Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.
     (c) Other Restrictions on Dividends and Other Distributions. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and, (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would at least equal the Preferred Shares Basic Maintenance Amount.
9. Rating Agency Restrictions.
     Except as expressly permitted in Section 11 of Appendix A hereto or as otherwise permitted by the then-current guidelines of Moody’s (if Moody’s is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), for so long as any

Preferred Shares are outstanding and Moody’s or Fitch or both is rating such shares, the Trust will not, unless it has received written confirmation from Moody’s or Fitch, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:
     (a) buy or sell futures or write put or call options;
     (b) borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for “temporary purposes,” is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, “temporary purpose” means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;
     (c) issue additional shares of any series of Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;
     (d) engage in any short sales of securities;
     (e) lend securities;
     (f) merge or consolidate into or with any other corporation;
     (g) change the pricing service referred to in the definition of Market Value; or
     (h) enter into reverse repurchase agreements.
     In the event any Preferred Shares are outstanding and another rating agency is rating such shares in addition to or in lieu of Moody’s or Fitch, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody’s or Fitch.
10. Redemption.
     (a) Optional Redemption.
     (i) Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of Preferred Shares may not be redeemed in part if after such partial redemption fewer than 100 shares of such series remain outstanding; (2) unless otherwise provided in Section 9 of Appendix A hereto, shares of a series of Preferred Shares are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified in such notice (“Special Redemption Provisions”).
     (ii) A Notice of Special Rate Period relating to shares of a series of Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust’s Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

     (iii) If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.
     (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Index Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.
     (v) The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Trust has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.
     (b) Mandatory Redemption. The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody’s Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust’s having Moody’s Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among each series of Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 30 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 30 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.
     (c) Notice of Redemption. If the Trust shall determine or be required to redeem shares of a series of Preferred Shares pursuant to paragraph (a) or (b) of this Section 10, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder’s address as the same appears on the record books of the Trust on the record date established by the Board of Trustees (ii) to Fitch, if Fitch is then rating the Preferred Shares, and to Moody’s if Moody’s is then rating the Preferred Shares. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption and (iii) to the Auction Agent. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of Preferred Shares being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 10 under which such redemption is made. If fewer than all shares of a series of Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 10 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
     (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraph (a) of this Section 10, if any dividends on shares of a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed under paragraph (a) of this Section 10 unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series other than pursuant to paragraph (b) of this Section 10; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of all outstanding shares of such series.
     (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust’s failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.
     (f) Auction Agent as Trustee of Redemption Payments by Trust. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.
     (g) Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 10, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of Preferred Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.
     (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 10, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable

Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.
     (i) Only Whole Preferred Shares May Be Redeemed. In the case of any redemption pursuant to this Section 10, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.
     (j) Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 10, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of Preferred Shares, and (ii) the Trust receives written notice from Moody’s (if Moody’s is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody’s and Fitch to shares of Preferred Shares.
11. Liquidation Rights.
     (a) Ranking. The shares of a series of Preferred Shares shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.
     (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid (or have set aside for payment) out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Trust. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.
     (c) Pro Rata Distributions. In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up, unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.
     (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.
     (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.
12. Miscellaneous.
     (a) Amendment of Appendix A to Add Additional Series. Subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.
     (b) Appendix A Incorporated by Reference. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.
     (c) No Fractional Shares. No fractional shares of Preferred Shares shall be issued.
     (d) Status of Preferred Shares Redeemed, Exchanged or Other Wise Acquired by the Trust. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.
     (e) Board May Resolve Ambiguities. To the extent not prohibited by applicable law, the Board of Trustees may, without further approval by the shareholders, interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of Preferred Shares prior to the issuance of shares of such series.
     (f) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.
     (g) Notices. All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.
PART II.
1. Orders.
     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:
     (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:
     (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;
     (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or
     (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and
     (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.
     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”
     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
     (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;
     (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or
     (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.
     (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:
     (A) the number of Outstanding shares of such series specified in such Sell Order; or
     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.
     (iii) A Bid by a Potential Beneficial Owner or a Potential Holder of shares of a series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:
     (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or
     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.
     (c) No Order for any number of Preferred Shares other than whole shares shall be valid.
     (d) A Bid by a Potential Beneficial Owner or a Potential Holder specifying a rate higher than the Maximum Rate for Preferred Shares on the Auction Date will not be accepted.
2. Submission of Orders by Broker-Dealers to Auction Agent.
     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:
     (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

     (ii) the aggregate number of shares of such series that are the subject of such Order;
     (iii) to the extent that such Bidder is an Existing Holder of shares of such series:
     (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;
     (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and
     (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and
     (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.
     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.
     (c) If an Order or Orders covering all of the outstanding Preferred Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more or less than 7 Rate Period Days or 28 Rate Period Days, as applicable, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.
     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:
     (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;
     (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;
     (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;
     (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and
     (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and
     (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.
     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.
3. Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.
     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:
     (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available Preferred Shares” of such series);
     (ii) from the Submitted Orders for shares of such series whether:
     (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; exceeds or is equal to the sum of:
     (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and
     (C) the number of Outstanding shares of such series subject to Submitted Sell Orders
(in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and
     (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:
     (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and
     (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;
would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.
     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:
     (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

     (ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or
     (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the All Hold Rate.
4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.
     Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:
     (a) If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:
     (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;
     (ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;
     (iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;
     (iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares (“remaining shares”) in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and
     (v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.
     (b) If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:
     (i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

     Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and
     Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.
     If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.
     If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.
     If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole shares of Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.
     Based on the results of each Auction for shares of a series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.
     Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.
5. Auction Agent.
     For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The

Auction Agent’s registry of Existing Holders of a series of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer’s inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer’s inquiry.
6. Transfer of Preferred Shares.
     Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.
7. Global Certificate.
     Prior to the commencement of a Voting Period, (i) all of the shares of a series of Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.
8. Force Majeure.
     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an “act of God,” natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Dividend Rate determined on the previous Dividend Date, provided that, if the affected Dividend Period is a Special Rate Period, the next Rate Period shall be a 7-Day Rate Period or 28-Day Rate Period, as applicable, and the Applicable Rate shall be 80% of the Libor Rate applicable to such 7-Day Rate Period or 28-Day Rate Period, as applicable.
     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:
     (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;
     (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and
     (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

PART III.
ABILITY OF BOARD OF TRUSTEES TO MODIFY THE STATEMENT OF PREFERENCES
1. Modification to Prevent Ratings Reduction or Withdrawal.
     The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal any provision of this Statement of Preferences including provisions that have been adopted by the Trust pursuant to the guidelines of any rating agency, if the Board of Trustees determines that such amendments or modifications are necessary to prevent a reduction in, or the withdrawal of, a rating of the Preferred Shares and are in the aggregate in the best interests of the Holders of the Preferred Shares.
2. Other Modification.
     The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal any provision of this Statement of Preferences including, without limitation, provisions that have been adopted by the Trust pursuant to any rating agency guidelines, if the Board of Trustees determines that such amendments or modifications will not in the aggregate adversely affect the rights and preferences of any series of the Preferred Shares, provided, that the Trust has received advice from each applicable rating agency that such amendment or modification is not expected to adversely affect such rating agency’s then-current rating of such series of the Trust’s Preferred Shares.
3. Ambiguity, Etc.
     Notwithstanding the provisions of the preceding paragraphs 1 and 2, to the extent not prohibited by law, the Board of Trustees, without further action by the shareholders, may amend the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

     IN WITNESS WHEREOF, ING CLARION GLOBAL REAL ESTATE INCOME FUND, has caused these presents to be signed as of ___, 2006 in its name and on its behalf by its President and attested by its Secretary. Said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.

ING CLARION GLOBAL REAL ESTATE INCOME FUND

By:
Name: T. Ritson Ferguson
Title: President

ATTEST:

Name: Vincent P. McDevitt
Title: Secretary

, 2006

ING CLARION GLOBAL REAL ESTATE INCOME FUND
APPENDIX A
SECTION 1
DESIGNATION AS TO SERIES
     SERIES A: A series of Preferred Shares, liquidation preference $25,000 per share, is hereby designated “Auction Preferred Shares, Series A.” Each of the shares of Series A Preferred Shares issued on May 14, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of May 14, 2004; have an Applicable Rate for its Initial Rate Period equal to 1.25% per annum; have an initial Dividend Payment Date of June 2, 2004; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series A Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series A Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series A Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series A Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.
     SERIES B: A series of Preferred Shares, liquidation preference $25,000 per share, is hereby designated “Auction Preferred Shares, Series B.” Each of the shares of Series B Preferred Shares issued on May 14, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of May 14, 2004; have an Applicable Rate for its Initial Rate Period equal to 1.25% per annum; have an initial Dividend Payment Date of June 10, 2004; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series B Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series B Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series B Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series B Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.
     SERIES C: A series of Preferred Shares, liquidation preference $25,000 per share, is hereby designated “Auction Preferred Shares, Series C.” Each of the shares of Series C Preferred Shares issued on May 14, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of May 14, 2004; have an Applicable Rate for its Initial Rate Period equal to 1.25% per annum; have an initial Dividend Payment Date of June 16, 2004; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series C Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series C Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series C Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series C Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.
     SERIES D: A series of Preferred Shares, liquidation preference $25,000 per share, is hereby designated “Auction Preferred Shares, Series D.” Each of the shares of Series D Preferred Shares issued on May 14, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of May 14, 2004; have an Applicable Rate for its Initial Rate Period equal to 1.25% per annum; have an initial Dividend Payment Date of June 24, 2004; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series D Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series D Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable

AAA- 1

law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series D Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series D Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.
     SERIES T: A series of Preferred Shares, liquidation preference $25,000 per share, is hereby designated “Auction Preferred Shares, Series T.” Each of the shares of Series T Preferred Shares issued on May 14, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of May 14, 2004; have an Applicable Rate for its Initial Rate Period equal to 1.25% per annum; have an initial Dividend Payment Date of May 26, 2004; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series T Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series T Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series T Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series T Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.
     SERIES W: A series of Preferred Shares, liquidation preference $25,000 per share, is hereby designated “Auction Preferred Shares, Series W.” Each of the shares of Series W Preferred Shares issued on May 14, 2004 shall, for purposes hereof, be deemed to have a Date of Original Issue of May 14, 2004; have an Applicable Rate for its Initial Rate Period equal to 1.25% per annum; have an initial Dividend Payment Date of May 27 2004; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series W Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series W Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series W Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.
     SERIES TH: A series of Preferred Shares, liquidation preference $25,000 per share, is hereby designated “Auction Preferred Shares, Series TH.” Each of the shares of Series TH Preferred Shares issued on ___ ___, 2007 shall, for purposes hereof, be deemed to have a Date of Original Issue of ___ ___, 2007; have an Applicable Rate for its Initial Rate Period equal to ___% per annum; have an initial Dividend Payment Date of ______, 2007; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series TH Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series TH Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series TH Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series TH Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.
     SERIES F: A series of Preferred Shares, liquidation preference $25,000 per share, is hereby designated “Auction Preferred Shares, Series F.” Each of the shares of Series F Preferred Shares issued on ___ ___, 2007 shall, for purposes hereof, be deemed to have a Date of Original Issue of ___ ___, 2007; have an Applicable Rate for its Initial Rate Period equal to ___% per annum; have an initial Dividend Payment Date of ___ ___, 2007; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series F Preferred Shares issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series F Preferred Shares, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to Preferred Shares of the Trust, as set forth in Part I and Part II of this Statement. The Series F Preferred Shares shall constitute a separate series of Preferred Shares of the Trust, and each share of Series F Preferred Shares shall be identical except as provided in Section 11 of Part I of this statement.

AAA- 2

SECTION 2
NUMBER OF AUTHORIZED SHARES PER SERIES
     The number of authorized shares constituting Series A Preferred Shares is 4,000.
     The number of authorized shares constituting Series B Preferred Shares is 4,000.
     The number of authorized shares constituting Series C Preferred Shares is 4,000.
     The number of authorized shares constituting Series D Preferred Shares is 4,000.
     The number of authorized shares constituting Series T Preferred Shares is 6,200.
     The number of authorized shares constituting Series W Preferred Shares is 6,200.
     The number of authorized shares constituting Series TH Preferred Shares is 4,000
     The number of authorized shares constituting Series F Preferred Shares is 4,000
SECTION 3
EXCEPTIONS TO CERTAIN DEFINITIONS
     Notwithstanding the definitions contained under the heading “Definitions” in this Statement, the following terms shall have the following meanings for purposes of this Statement:
     Not applicable.

AAA- 3

SECTION 4
CERTAIN DEFINITIONS
     For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
     “Approved Foreign Nations” has the meaning set forth in the definition of “Fitch Eligible Assets.”
     “Approved Price” means the “fair value” as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.
     “Debt Securities” has the meaning set forth in paragraph (iv) of the definition of “Fitch Eligible Assets.”
     “Fitch Discount Factor” has the meaning, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided from time to time in writing by Fitch.
          (i) Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

Discount
Factor(1,2)
REIT or Other Real Estate Company Preferred Shares	154%
REIT or Other Real Estate Company Common Stock	196%
          (ii) Debt Securities of REITS(1,2)

Term to Maturity	AAA	AA	A	BBB	BB	B	CCC
1 year	111%	114%	117%	120%	121%	127%	130%
2 year	116%	125%	125%	127%	132%	137%	137%
3 year	121%	123%	127%	131%	133%	140%	152%
4 year	126%	126%	129%	132%	136%	140%	164%
5 year	131%	132%	135%	139%	144%	149%	185%
7 year	140%	143%	146%	152%	159%	167%	228%
10 year	141%	143%	147%	153%	160%	168%	232%
12 year	144%	144%	150%	157%	165%	174%	249%
15 year	148%	151%	155%	163%	172%	182%	274%
20-30 year	152%	156%	160%	169%	180%	191%	306%
     (a) The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.
     (b) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody’s rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under “not rated” in this table.
     (iii) Convertible Securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x)

AAA- 4

conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.
     The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.
     The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve is 370%.
     If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody’s rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.
     (iv) U.S. Government Securities and U.S. Treasury Strips:

Time Remaining to Maturity	Discount Factor
1 year or less	101.5%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
15 years or less (but longer than 10 years)	122%
20 years or less (but longer than 15 years)	130%
25 years or less (but longer than 20 years)	146%
Greater than 25 years	154%
     (v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.
     (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.
     “Fitch Eligible Asset” shall mean:
     (i) Common Stock, Preferred Stock, and any debt security of REITs and Real Estate Companies.
     (ii) Debt securities issued by an issuer other than a REIT or Real Estate Company which (A) has not filed for bankruptcy in the past three years; (B) is current on all interest and principal on its fixed income obligations; and (C) is current on all preferred stock dividends and such securities are issued by (i) a U.S. corporation, limited liability company or limited partnership, (ii) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the “Approved Foreign Nations”), (iii) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions, (iv) a corporation, limited liability company or limited partnership domiciled in Canada or (v) the Canadian government or any of its agencies, instrumentalities or political subdivisions.
     (iii) Interest rate swaps entered into according to International Swap Dealers Association standards if (A) the counterparty to the swap transaction has a short-term rating of not less than F-1, or, if the swap counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (B) the

AAA- 5

original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.
     (iv) Futures contracts and forward contracts on currencies, indices, U.S. Treasury securities and other items authorized in writing by Fitch, traded on an exchange or entered into with a counterparty with a rating permissible under clause (iii) above.
     (v) U.S. Treasury securities and U.S. Treasury Strips.
     (vi) Short-Term Money Market Instruments as long as (A) such securities are rated at least F-1 by Fitch or the equivalent by another NRSRO, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution or supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements or (E) in all other cases, the supporting entity (1) is rated at least A by Fitch and the security matures in one month or (2) is rated at least AA by Fitch and matures within six months.
     (vii) Cash (including, for this purpose, interest and dividends due on assets rated (A) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (B) A or higher by Fitch if the payment is within thirty days of the Valuation Date (C) A+ or higher by Fitch if the payment date is within the Exposure Period; provided, however, that such interest and dividends may, at the Trust’s discretion, be discounted at the same rate as the related security or on such other basis as Fitch and the Trust may agree from time to time) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.
     “Money Market Fund” is a registered investment company eligible to price its redeemable securities in accordance with Rule 2a-7 under the Investment Company Act.
     “Moody’s Discount Factor” means, for purposes of determining the Discounted Value of any Moody’s Eligible Asset, the percentage determined as follows. The Moody’s Discount Factor for any Moody’s Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Moody’s.
          (i) Preferred stock: The Moody’s Discount Factor for taxable preferred stock shall be:

Aaa	150%
Aa	155%
A	160%
Baa	165%
Ba	196%
B	216%
<B or Not Rated	250%
     (a) Rule 144A securities’ Discount Factor will be increased by an additional 20%.
     (b) Because of the size of the DRD market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.
          (ii) Common stock and preferred stock of REITs and Other Real Estate Companies.

Discount Factor(1)(2)(3)
Common stock of REITS	154%
Preferred Stock of REITS
with Senior Implied Moody’s rating	154%
without Senior Implied Moody’s rating	208%
Preferred stock of Other Real Estate Companies
with Senior Implied Moody’s rating	208%
without Senior Implied Moody’s rating	250%

(1)	A Discount Factor of 250% will be applied to those assets in a single Moody’s Real Estate Industry/ Property Sector Classification which exceed 30% of Moody’s Eligible Assets but are not greater than 35% of Moody’s Eligible Assets.

AAA- 6

(2)	A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3)	A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock of an issuer is below $500 million.
     (iii) Debt securities of REITs and Other Real Estate Companies and corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

	Moody’s Rating Category
Term to Maturity of Debt Security(1)	Aaa	Aa	A	Baa	Ba	B	Unrated(2)
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115	118	122	125	146	160	250
3 years or less (but longer than 2 years)	120	123	127	131	153	168	250
4 years or less (but longer than 3 years)	126	129	133	138	161	176	250
5 years or less (but longer than 4 years)	132	135	139	144	168	185	250
7 years or less (but longer than 5 years)	139	143	147	152	179	197	250
10 years or less (but longer than 7 years)	145	150	155	160	189	208	250
15 years or less (but longer than 10 years)	150	155	160	165	196	216	250
20 years or less (but longer than 15 years)	150	155	160	165	196	228	250
30 years or less (but longer than 20 years)	150	155	160	165	196	229	250
Greater than 30 years	165	173	181	189	205	240	250

(1)	The Moody’s Discount Factors presented in the immediately preceding table will also apply to Moody’s Eligible Assets that are FHLB, FNMA and FFCB Debentures and to rated TRACERs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER.

(2)	Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust’s assets can be derived from other sources, securities rated below B by Moody’s and unrated securities, which are securities rated by neither Moody’s, S&P nor Fitch, are limited to 10% of Moody’s Eligible Assets. If a corporate debt security is unrated by Moody’s, S&P and Fitch, the Trust will use the percentage set forth under “Unrated” in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent.

(3)	The Moody’s Discount Factors for debt securities shall also be applied to any derivative transaction, in which case the rating of the counterparty shall determine the appropriate rating category.
     (iv) Short-term instruments: The Moody’s Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody’s Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody’s Exposure Period or have a demand feature at par not exercisable within the Moody’s Exposure Period; and (C) 125%, if such securities are not rated by Moody’s, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody’s Exposure Period. A Moody’s Discount Factor of 100% will be applied to cash.
     (v) U.S. Government Securities and U.S. Treasury Strips:

	U.S. Government	U.S. Treasury
	Securities Discount	Strips Discount
Remaining Term to Maturity	Factor	Factor
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113	115
3 years or less (but longer than 2 years)	118	121
4 years or less (but longer than 3 years)	123	128
5 years or less (but longer than 4 years)	128	135
7 years or less (but longer than 5 years)	135	147
10 years or less (but longer than 7 years)	141	163
15 years or less (but longer than 10 years)	146	191
20 years or less (but longer than 15 years)	154	218
30 years or less (but longer than 20 years)	154	244

AAA- 7

     (vi) Rule 144A Securities: The Moody’s Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody’s Discount Factor which would apply were the securities registered under the Securities Act.
     (vii) Convertible Securities:

Convertible Securities (including convertible preferreds):
Delta	Investment Grade	Non-Investment Grade	Unrated
	Use Corporate Debt Securities Table
0.00 - 0.40			250%
0.41 - 0.80	192%	226%	250%
0.81 - 1.00	195%	229%	250%
     Upon conversion to common stock, the Moody’s Discount Factors applicable to common stock will apply.

Common Stock:
Common Stocks (1)	Large Cap	Mid Cap	Small Cap
7 week exposure period	200%	205%	220%

(1)	Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.
     (viii) Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody’s Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Moody’s Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody’s and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody’s Eligible Asset. For the purposes of calculation of Moody’s Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.
     (ix) Moody’s Discount Factor applied to securities denominated in foreign currencies. The currency discount factors set forth below are to be multiplied by the Moody’s Discount Factors of the Moody’s Eligible Asset to determine the ultimate discount factor for the Moody’s Eligible Asset.

Currency
Foreign Currency(1)	Discount Factor
Canadian Dollar	1.07%
Euro	1.11%
British Pound	1.15%
Japanese Yen	1.16%
Australian Dollar	1.13%
Hong Kong Dollar	1.00%

(1)	If the Trust invests in a security denominated in a currency other than that found in the table above the Trust will contact Moody’s to obtain the applicable currency discount factor.
     “Moody’s Eligible Assets” means:
     (i) Common Stock, Preferred Stock and any debt security of REITs and Other Real Estate Companies. (a) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody’s Real Estate Industry/Property Sector Classifications (‘Moody’s Sector Classifications’) listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate issues of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody’s Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody’s Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody’s Eligible Assets; and

AAA- 8

     (ii) Rated debt securities issued by an issuer other than a REIT or Other Real Estate Company; and Unrated debt securities issued by an issuer other than a REIT or Other Real Estate Company which: (A) has not filed for bankruptcy within the past year; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor’s report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody’s Eligible Assets;
     (iii) In addition, portfolio holdings of debt securities and preferred stock of issuers that are not REITs or Other Real Estate Companies must be within the following diversification and issue size requirements in order to be included in Moody’s Eligible Assets:

	Maximum Single	Maximum Single	Minimum Issue Size
Ratings(1)	Issuer (2),(3)	Industry(3), (4)	($ in million)(5)
Aaa	100%	100%	$100
Aa	20	60	100
A	10	40	100
Baa	6	20	100
Ba	4	12	50	(6)
B1-B2	3	8	50	(6)
B3 or below	2	5	50	(6)

(1)	Refers to the preferred stock and senior debt rating of the portfolio holding.

(2)	Companies subject to common ownership of 25% or more are considered as one issuer.

(3)	Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4)	Industries are determined according to Moody’s Industry Classifications, as defined herein.

(5)	Except for preferred stock, which has a minimum issue size of $50 million.

(6)	Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Trust’s total assets.
     (iv) Interest rate swaps entered into according to International Swap Dealers Association (‘ISDA’) standards if (a) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody’s or A-1 by S&P or Fitch or, if the counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is A3 or higher by Moody’s or A+ or higher by S&P or Fitch; (b) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued; (c) the interest rate swap transaction will be marked-to-market daily; (d) an interest rate swap that is in-the-money is discounted at the counterparty’s corporate debt rating for the maturity of the swap for purposes of calculating Moody’s Eligible Assets; and (e) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount;
     (v) Futures contracts and forward contracts on currencies, indices, U.S. Treasury securities and other items authorized in writing by Moody’s, traded on an exchange or entered into with a counterparty with a rating permissible under clause (iii) above.
     (vi) U.S. Treasury Securities and Treasury Strips (as defined by Moody’s); Short-Term Money Market Instruments so long as (a) such securities are rated at least P-1, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (c) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P or Fitch and not rated by Moody’s) need not meet any otherwise applicable Moody’s rating criteria. In addition, Moody’s rated 2a-7 money market funds are also eligible investments;
     (vii) Cash (including, for this purpose, interest and dividends due on assets rated (a) Baa3 or higher by Moody’s if the payment date is within five Business Days of the Valuation Date, (b) A2 or higher if the payment date is within thirty days of the Valuation Date, and (c) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody’s Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Trust has received prior written

AAA- 9

authorization from Moody’s or (2)(A) with counterparties having a Moody’s long-term debt rating of at least Baa3 or (B) with counterparties having a Moody’s Short-Term Money Market Instrument rating of at least P-1;
     (viii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody’s) need not meet any otherwise applicable S&P rating criteria. and
     (ix) Rule 144A Securities.
     Notwithstanding the foregoing, an asset will not be considered a Moody’s Eligible Asset to the extent that it (i) is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody’s has indicated to the Trust will not affect the status of such asset as a Moody’s Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust’s custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement, or (ii) has been segregated against the negative mark to market obligations of the Trust in connection with an outstanding derivative transaction.
     (x) Common Stocks:
(a)	which are issued by issuers whose senior debt securities are rated at least Baa3 by Moody’s (or, in the event an issuer’s senior debt securities are not rated by Moody’s, which are issued by an issuer whose senior debt securities are rated at least BBB- by S&P or Fitch) and which for this purpose have been assigned a Moody’s equivalent rating of at least Baa3;

(b)	which are traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market System or other Moody’s approved exchanges;

(c)	which have a market capitalization greater than $500,000,000;

(d)	which are currently paying a cash dividend be it an initial cash dividend or part of an ongoing series of cash dividends or whose predecessors have paid cash dividends regularly during the preceding three-year period (or since inception of the dividend if the common stock initiated a dividend within the past three-years); and

(e)	which pay dividends in U.S. dollars or currency of other Approved Foreign Nations including: Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom; provided, however, that (1) the aggregate Market Value of the Fund’s holdings of the common stock of any eligible issuer (x) shall be less than 5% of the number of outstanding shares times the Market Value of such common stock and (y) shall not exceed 5% of the number of outstanding shares (less the number of shares held by insiders, as determined in accordance with standards established by Moody’s) multiplied by the Market Value of such common stock and (2) the number of shares of common stock of any eligible issuer held by the Fund shall not exceed the average weekly trading volume of such common stock during the preceding month.
     “Moody’s Real Estate Industry/Property Sector Classifications” means, for the purposes of determining Moody’s Eligible Assets, each of the following industry classifications (as defined by the National Association of Real Estate Investment Trusts, “NAREIT”) or such other classifications as Moody’s may from time to time approve for application to the Preferred Shares:
     1. Office
     2. Industrial
     3. Mixed
     4. Shopping Centers

AAA- 10

     5. Regional Malls
     6. Free Standing
     7. Apartments
     8. Manufactured Homes
     9. Diversified
     10. Lodging/Resorts
     11. Health Care
     12. Home Financing
     13. Commercial Financing
     14. Finance: Investment Brokerage, Leasing, Syndication, Securities
     15. Self Storage
The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody’s, to the extent the Trust considers necessary.
     “Other Rating Agency” means any Rating Agency other than or Moody’s or Fitch then providing a rating for the Preferred Shares pursuant to the request of the Trust.
     “Other Rating Agency Eligible Assets” means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust’s assets in connection with such Other Rating Agency’s rating of Preferred Shares.
     “Other Real Estate Companies” means companies which generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.
     “Rating Agency” shall mean a nationally recognized statistical rating organization (“NRSRO”).
     “Rule 144a Securities” means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Board of Trustees of the Trust or the Trust’s investment advisor acting pursuant to procedures approved by the Board of Trustees of the Trust.
     “Short-Term Money Market Instrument” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term of maturity thereof is not in excess of 180 days:
     (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;
     (ii) demand or time deposits in, and banker’s acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);
     (iii) overnight funds;
     (iv) U.S. Government Securities;

AAA- 11

     (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody’s and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody’s and either AA— from Fitch or AA— from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody’s, Fitch and S&P shall be at least A2, A and A, respectively; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or Trust company are not rated on any Valuation Date below P-1 by Moody’s, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes; and
     (vi) Money Market Funds.
     “U.S. Government Agencies” means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association (FNMA) and the Farm Credit System.
     “U.S. Government Obligations” means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitle to the full faith and credit of the United States Treasury Bills and U.S. Treasury Security Strips, provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:
     (i) If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;
     (ii) The trustee thereunder (“USGO Trustee”) must have a first, perfected security interest in the underlying collateral;
     (iii) The underlying collateral must be free and clear of third-party claims;
     (iv) The underlying collateral must be registered in the name of the USGO Trustee;
     (v) Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;
     (vi) Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and
     (vii) Over-collateralization levels do not apply to zero-coupon Treasuries
SECTION 5
INITIAL RATE PERIODS
     The Initial Rate Period for shares of Series A Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding June 2, 2004.
     The Initial Rate Period for shares of Series B Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding June 10, 2004.
     The Initial Rate Period for shares of Series C Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding June 16, 2004.

AAA- 12

     The Initial Rate Period for shares of Series D Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding June 24, 2004.
     The Initial Rate Period for shares of Series T Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding May 26, 2004.
     The Initial Rate Period for shares of Series W Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding May 27, 2004.
     The Initial Rate Period for shares of Series TH Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding ___, 2007.
     The Initial Rate Period for shares of Series F Preferred Shares shall be the period from and including the Date of Original Issue thereof to but excluding ___, 2007.
SECTION 6
DATE FOR PURPOSES OF THE DEFINITION OF “ANNUAL VALUATION DATE”
CONTAINED UNDER THE HEADING “DEFINITIONS” IN THIS STATEMENT
     December 31, 2004 with respect to Series A, Series B, Series C, Series D, Series T and Series W Preferred Shares.
     December 31, 2006 with respect to Series TH and Series F Preferred Shares.

AAA- 13

SECTION 7
DIVIDEND PAYMENT DATES
     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series A Preferred Shares, for the Initial Rate Period on June 2, 2004, and on each fourth Wednesday thereafter.
     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series B Preferred Shares, for the Initial Rate Period on June 10, 2004, and on each fourth Thursday thereafter.
     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series C Preferred Shares, for the Initial Rate Period on June 16, 2004, and on each fourth Wednesday thereafter.
     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series D Preferred Shares, for the Initial Rate Period on June 24, 2004, and on each fourth Thursday thereafter.
     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on Shares of Series T on May 26, 2004, and on each Wednesday thereafter.
     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on Shares of Series W on May 27, 2004, and on each Thursday thereafter.
     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on Shares of Series TH on ___ ___, 2007, and on each Friday thereafter.
     Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on Shares of Series F on ___ ___, 2007 and on each Monday thereafter.
SECTION 8
[Reserved]
SECTION 9
REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS
     Not applicable.
SECTION 10
[Reserved]
SECTION 11
CERTAIN RESTRICTIONS AND REQUIREMENTS
     “Fitch Hedging Transactions” means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds (“Fitch Hedging Transactions”), subject to the following limitations but only if and to the extent Fitch has not provided different limitations in writing:
     (a) The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust’s taking the opposite position thereto (“closing transactions”)) that would cause the Trust at the time of such transaction to own or have sold outstanding financial futures

AAA- 14

contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.
     (b) The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Trust at the time of such transaction to own or have sold:
     (i) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Trust and rated AA by Fitch (or, if not rated by Fitch Ratings, rated Aa by Moody’s; or, if not rated by Moody’s, rated AAA by S&P) or
     (ii) Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch Ratings, rated Baa by Moody’s; or, if not rated by Moody’s, rated A or AA by S&P) (for purposes of the foregoing clauses (a) and (b), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);
     (c) The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.
     (d) The Trust may not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.
     “Moody’s Hedging Transactions” means the purchase or sale of any exchange traded futures, option or option on futures contact based on an index approved by Moody’s. The Trust may engage in Moody’s Hedging Transactions subject to the following limitations (exempt are transactions that are terminating contracts already held by the Trust.):
     (a) For financial futures contracts based on an index the total number of contracts held at any one time should not exceed, without the written consent of Moody’s, exceed 10% of the average open interest for the 30 days preceding the purchase of such transaction as reported by The Wall Street Journal or other respectable news source approved by Moody’s;
     (b) The market value of financial futures contracts based on an index approved by Moody’s are limited to 80% of Moody’s Eligible Assets or 50% of the Trust’s holdings, whichever is greater;
     (c) Financial futures contracts based on an index should be limited to clearinghouses that are rated no lower than A by Moody’s (or, if not rated by Moody’s but rated by S&P or Fitch, rated A by S&P or Fitch).
     (d) engage in options and futures transactions for leveraging or speculative purposes without the written consent of Moody’s; or
     (e) write any call option or sell any financial futures contracts for the purpose of hedging an anticipated purchase of an asset without the written consent of Moody’s.
     (f) for so long as any Preferred Shares are rated by Moody’s, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody’s Hedging Transactions that are otherwise permitted under this Statement), except that the Trust may enter into such contracts to purchase newly issued securities on the date such securities are issued (“Forward Commitments”), subject to the following limitations:
     (i) The Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rates P-1, MTG-1, MIG-1, or Baa or higher by Moody’s or, if not rated by Moody’s, rated F-1 by Fitch, and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust’s obligations under any Forward Commitment to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust’s obligations under any Forward Commitment to which it is from time to time a party; and
     (ii) The Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody’s Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

AAA- 15

APPENDIX B
RATINGS OF INVESTMENTS
     Standard & Poor’s Corporation — A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:
Long-Term Debt
     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.
     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     The ratings are based, in varying degrees, on the following considerations:
     1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
     2. Nature of and provisions of the obligation; and
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Speculative Grade Rating
     Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	Debt rated “CC” has a currently identifiable high vulnerability to default. It typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	Debt rated “C” is currently vulnerable to nonpayment and is dependent upon business, financial and economic conditions for the obligor to meet its financial commitment or obligation. It typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
     Plus (+) or Minus (—): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Municipal Notes

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).
     Note rating symbols are as follows:

SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.
     A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.
Commercial Paper
     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
     Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with currently high vulnerability for nonpayment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Moody’s Long-term Obligation Ratings
     Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the even of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Description of Moody’s Short Term Ratings
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch, Inc. — A brief description of the applicable Fitch, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:
Long-Term Credit Ratings
     Investment Grade

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, and D	Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.
Short-Term Credit Ratings
     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.
     Notes:
“+” or “— “ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC”, or to short-term ratings other than “F1”.
“NR” indicates that Fitch does not rate the issuer or issue in question.
“Withdrawn”: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

APPENDIX C
GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS
     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the “CFTC”). Certain Strategic Transactions may give rise to taxable income.
Put and Call Options on Securities and Indices
     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.
     The Trust’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.
     The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

CC-1

Futures Contracts and Related Options
     Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.
     Limitations on Use of Futures and Options on Futures. The Trust’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.
     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.
     Strategic Transactions Present Certain Risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.
     Regulatory Considerations. The Trust has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

CC-2

APPENDIX D
PROXY VOTING POLICIES AND PROCEDURES
As of July 31, 2003
I. Policy
     Proxy Voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities, L.P. (“Clarion”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.
II. Proxy Voting Procedures
     (a) All proxies received by Clarion will be sent to the Compliance Officer. The Compliance Officer will:
     (1) Keep a record of each proxy received;
     (2) Forward the proxy to the appropriate analyst;
     (3) Determine which accounts managed by Clarion hold the security to which the proxy relates;
     (4) Provide Investor Responsibility Research Center (“IRRC”), Clarion’s proxy voting agent, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Clarion must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
     (5) Absent material conflicts (See Section IV), the analyst will determine how Clarion should vote the proxy. The analyst will send the decision on how Clarion will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for notifying IRRC of the voting decision.
     (6) Clarion retains IRRC, a third party, to assist it in coordinating and voting proxies with respect to client securities. The Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.
III. Voting Guidelines
     In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. A copy of Clarion’s guidelines is available upon request.
IV. Conflicts of Interest
     (1) The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.
     (2) If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

D-1

V. Disclosure
     (a) Clarion will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Heather A. Trudel, via e-mail or telephone at heather.trudel@ingclarion.com, phone number (610) 995-8907, in order to obtain information on how Clarion voted such client’s proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Clarion voted the client’s proxy.
     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Clarion’s Form ADV Part II and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients who have already been offered Clarion’s Form ADV Part II in a separate mailing.
VI. Recordkeeping
     The Compliance Officer will maintain files relating to Clarion’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. Records of the following will be included in the files:
     (a) Copies of these proxy voting policies and procedures and any amendments thereto.
     (b) A copy of any document Clarion created that was material to making a decision how to vote proxies, or that memorializes that decision.
     (c) A copy of each written client request for information on how Clarion voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.
     IRRC retains a copy of each proxy statement that IRRC receives on Clarion’s behalf, and these statements are available to Clarion upon request. Additionally, Clarion relies on IRRC to retain a copy of the votes cast, available to Clarion upon request.

D-2

PART C
OTHER INFORMATION
Item 25. Financial Statements and Exhibits
(1) Financial Statements
     Part A — Financial Highlights.
     Part B — Report of Independent Accountants.
          Statement of Assets and Liabilities.
          Statement of Operations.
          Financial Statements.
(2) Exhibits
     (a) Amended and Restated Agreement and Declaration of Trust.(1)
     (b) Amended and Restated By-Laws.(1)
     (c) Inapplicable.
     (d)(1) Amended and Restated Statement of Preferences of Auction Preferred Shares.(8)
     (d)(2) Form of Specimen Certificate for Preferred Shares.(6)
     (d)(3) Form of Specimen Certificate for Common Shares.(2)
     (e) Dividend Reinvestment Plan.(5)
     (f) Inapplicable.
     (g)(1) Investment Management Agreement.(5)
     (g)(2) Waiver Reliance Letter. (5)
     (h)(1) Form of Underwriting Agreement.(6)
     (h)(2) Offering Participation Agreement.(5)
     (h)(3) Additional Compensation Agreement.(6)
     (i) N/A

     (j) Custodian Agreement.(5)
     (k)(1) Stock Transfer Agency Agreement.(5)
     (k)(2) Auction Agency Agreement.(5)
     (k)(3) Amendment to Auction Agency Agreement.(6)
     (k)(4) Broker-Dealer Agreement.(3)
     (k)(5) DTC Agreement.(5)
     (k)(6) Administration Agreement.(5)
     (k)(7) Fund Accounting Agreement.(5)
     (l) Opinion and Consent of Counsel to the Trust.(6)
     (m) Inapplicable.
     (n) Consent of Independent Public Accountants.(7)
     (o) Inapplicable.
     (p) Initial Subscription Agreement.(2)
     (q) Inapplicable.
     (r)(1) Code of Ethics of Trust and Advisor.(5)
     (s) Powers of Attorney.(6)

(1)	Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement relating to the Common Shares filed with the Securities and Exchange Commission on January 26, 2004.

(2)	Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement relating to the Common Shares on February 24, 2004.

(3)	Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement relating to preferred shares on May 6, 2004.

(4)	Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement relating to preferred shares on May 11, 2004.

(5)	Previously filed as an exhibit to the Trust’s Registration Statement relating to preferred shares on November 13, 2006.

(6)	Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement relating to preferred shares on January 4, 2007.

(7)	Filed herewith.

(8)	Included herewith as Appendix A.

Item 26. Marketing Arrangements
     Reference is made to the Form of Underwriting Agreement for the Registrant’s Preferred Shares filed herewith.

Item 27. Other Expenses of Issuance and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$21,400
Rating Agency fees	$98,000
Printing (other than certificates)	$18,000
Accounting fees and expenses	$40,000
Legal fees and expenses	$100,000
Miscellaneous	$5,000
Total	$282,400
Item 28. Persons Controlled by or under Common Control with the Registrant
     None.

Item 29. Number of Holders of Shares
     As of November 30, 2006

Number of
Title of Class	Record Holders
Common Shares of Beneficial Interest	139
Preferred Shares
Series A	8
Series B	8
Series C	8
Series D	8
Series T	8
Series W	8
Item 30. Indemnification
     Article V of the Registrant’s Agreement and Declaration of Trust, as amended and restated, provides as follows:
     5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
     5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in

Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding (“Disinterested NonParty Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested NonParty Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.
     (e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.
     5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.
     5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.
     5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 9 of the underwriting agreement to be attached as Exhibit (h).
Item 31. Business and Other Connections of Investment Advisor
     The information in the Statement of Additional Information under the caption “Management - Trustees and Officers” is incorporated by reference.
Item 32. Location of Accounts and Records
     The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o ING Clarion Real Estate Securities, L.P., 259 North Radnor Chester Road, Second Floor, Radnor, PA 19087, and at the offices of Bank of New York, the Registrant’s Custodian, Administrator, and the Transfer Agent One Wall Street, New York, New York 10286.
Item 33. Management Services
Not Applicable
Item 34. Undertakings
     (1) The Registrant hereby undertakes to suspend the offering of its shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     (2) Not applicable
     (3) Not applicable
     (4) Not applicable
     (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.
     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, and Commonwealth of Pennsylvania, on the 9th day of January, 2007.

ING CLARION GLOBAL REAL ESTATE INCOME FUND

/s/ T. RITSON FERGUSON

T. Ritson Ferguson
President
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name		Title	Date

	/s/ T. RITSON FERGUSON	Trustee, President and Chief Executive Officer	January 9, 2007

	T. Ritson Ferguson	(Principal executive officer)

	/s/ JONATHAN A. BLOME	Chief Financial Officer	January 9, 2007

	Jonathan A. Blome	(Principal financial and accounting officer)

*

	John Bartholdson	Trustee

*

	Frederick S. Hammer	Trustee

*

	Jarrett B. Kling	Trustee

*

	Asuka Nakahara	Trustee

*

	Richard L. Sutton	Trustee

*By:	/s/ T. RITSON FERGUSON
T. Ritson Ferguson
Attorney-in-fact

Date: January 9, 2007

INDEX TO EXHIBITS

(n)	Consent of Independent Public Accountants